DLJ COMMERCIAL MORTGAGE CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2000-CKP1

                                 $1,174,599,000
                                  (APPROXIMATE)
                              OFFERED CERTIFICATES


                             [LOGO] COLUMN FINANCIAL

                                [LOGO] KEY BANK

                               [LOGO] PRUDENTIAL


Prudential Securities                              Donaldson, Lufkin & Jenrette

Credit Suisse First Boston      McDonald Investments        Salomon Smith Barney
                                a KeyCorp Company


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



                                                       TRANSACTION OFFERINGS:
--------- ------------- --------------- ----------- --------- --------- ------ ---------- ------------ -------------- -------------

                                       PERCENTAGE
                           INITIAL     OF INITIAL            INITIAL
                          AGGREGATE     MORTGAGE               PASS-    WTD.
                          PRINCIPAL       POOL      CREDIT    THROUGH   AVG.               PRINCIPAL
CLASS       RATINGS(1)     BALANCE       BALANCE    SUPPORT    RATE(2)  LIFE(3) MATURITY(3)  WINDOW(3)  LEGAL STATUS     ERISA (4)
-----       -------        -------     ----------   -------  ---------  ----    --------     ------     ------------     -----

Publicly Offered Certificates:
A-1A        Aaa/AAA      $ 210,537,000    16.31%     22.50%      %       5.7     8/09     12/00-8/09      Public          Yes
A-1B        Aaa/AAA        789,808,000    61.19%     22.50%      %       9.6     8/10      8/09-8/10      Public          Yes
A-2          Aa2/AA         51,631,000    4.00%      18.50%      %       9.8     9/10      8/10-9/10      Public           No
A-3           A2/A          58,084,000    4.50%      14.00%      %       9.8     9/10      9/10-9/10      Public           No
A-4          A3/A-          16,135,000    1.25%      12.75%      %       9.8     9/10      9/10-9/10      Public           No
B-1        Baa1/BBB+        16,134,000    1.25%      11.50%      %       9.9     10/10    9/10-10/10      Public           No
B-2         Baa2/BBB        25,816,000    2.00%      9.50%       %       9.9     10/10    10/10-10/10     Public           No
B-3        Baa3/BBB-         6,454,000    0.50%      9.00%       %       9.9     10/10    10/10-10/10     Public           No

Privately Offered Certificates(5):

S              --            --            --          --        --      --       --          --       Private-144A        --
B-4            --            --            --          --        --      --       --          --       Private-144A        --
B-5            --            --            --          --        --      --       --          --       Private-144A        --
B-6            --            --            --          --        --      --       --          --       Private-144A        --
B-7            --            --            --          --        --      --       --          --       Private-144A        --
B-8            --            --            --          --        --      --       --          --       Private-144A        --
B-9            --            --            --          --        --      --       --          --       Private-144A        --
C              --            --            --          --        --      --       --          --       Private-144A        --
--------- ------------- ------------- ------------- --------- --------- ------ ---------- ------------ -------------- -------------



(1)  Moody's Investors Service, Inc. / Fitch, Inc.

(2) Classes _, _ and _ will be fixed rate. Classes _, _ and _ will be fixed subject to the net WAC of the pool.

(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans pay in full on their anticipated repayment dates. Otherwise based on "Maturity Assumptions" set forth in the prospectus supplement. Expressed in years.

(4) Expected to be eligible for each of the Underwriters' individual prohibited transaction, if any, exemption under ERISA.

(5) Not offered herein. Classes B-4, B-5, B-6, B-7, B-8, B-9 and C have been previously placed. Class S is being marketed privately. Privately offered certificates will also include a class D and class R, neither of which has a principal balance or accrues interest.


--------------------------------------------------------------------------------

Originator Profile:
------------------

94 of the mortgage loans, representing 40.2% of the initial mortgage pool balance, were originated or acquired by Column Financial, Inc. ("Column"). Column was established in August 1993 and is an indirect wholly owned subsidiary of Donaldson, Lufkin & Jenrette, Inc. (which has announced its agreement to be acquired by Credit Suisse First Boston Group). Column has originated more than 2,100 commercial mortgage loans, totaling approximately $11.0 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the country. All of the Column mortgage loans in this transaction were originated or acquired between 1998 and 2000.

86 of the mortgage loans, representing 28.5% of the initial mortgage pool balance, were originated or acquired by KeyBank National Association ("KeyBank"). KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, OH, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of June 30, 2000, KeyBank had total assets of approximately $75.9 billion, total liabilities of approximately $69.7 billion and approximately $6.2 billion in stockholder's equity. For the same period, Key Commercial Real Estate, a division of KeyBank, had total assets of approximately $7.8 billion comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. Key Commercial Mortgage, a division of Key Commercial Real Estate, has originated over $2.6 billion in commercial mortgage loans since its inception and has a current servicing portfolio of $ 6.3 billion.

52 of the mortgage loans, representing 31.4% of the initial mortgage pool balance, were originated or acquired by Prudential Mortgage Capital Company, LLC ("PMCC"). PMCC, an indirect wholly owned subsidiary of The Prudential Insurance Company of America, was established in August 1997. PMCC has originated more than 300 commercial mortgage loans totaling approximately $2.83 billion since its inception. PMCC sources, underwrites and closes various mortgage loan products through production offices in Atlanta, GA, Newark, NJ, San Francisco, CA and Chicago, IL.

--------------------------------------------------------------------------------

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



COLLATERAL OVERVIEW:

o        Initial Mortgage Pool Balance:     $1,290,768,164

o        Average Cut-off Date
         Principal Balance:                 $5,563,656

o        Loans/Properties:                  232 loans / 244 properties

o        Property Type:                     Retail (30.7%), Multifamily (30.3%), Office (25.3%), Other (13.7%)

o        Geographic Distribution:           40 States and the District of Columbia.  CA (14.6%; South 10.3%/North 4.3%),
                                            TX (12.4%), NY (9.5%), Other (63.5%)

o        Amortization Types:                Balloon (72.1%), ARD (23.8%), Fully Amortizing (4.1%)

o        Wtd. Avg. U/W DSCR:                1.38x

o        Wtd. Avg. Cut-off Date
         LTV Ratio:                         68.5%

o        Appraisals:                        100% of the appraisals state that they follow the guidelines set forth in
                                            Title XI of FIRREA.

o        Largest Loan:                      6.8%

o        Five Largest Loans:                20.6%

o        Ten Largest Loans:                 31.4%

o        Wtd. Avg. Remaining
         Term to Maturity(1):               117 months

o        Wtd. Avg. Seasoning:               5 months

o        Gross WAC:                         8.297%

o        Call Protection:                   All of the mortgage loans provide for either a prepayment lockout period
                                            ("Lockout"), a defeasance period ("Defeasance"), a yield maintenance premium
                                            ("YMP") period, a prepayment premium ("PP") period or a combination thereof.

o        Defeasance:                        86.8%

o        Credit Tenant Lease:               None

o        Participation Loans:               None

--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000


(1) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purpose of this analysis.


COLLATERAL OVERVIEW (CONTINUED):
--------------------------------

o        Loans with Secured
         Subordinate Debt:              5.5%

o        Leasehold:                     13.0%

o        Delinquency:                   None of the mortgage loans will be 30 days or more delinquent with respect to any monthly debt service  payment as of November 1,
                                        2000 or at any time during the 12-month period preceding that date.

TRANSACTION OVERVIEW:
---------------------

o        Structure:                     Senior/subordinated, sequential pay pass-through certificates.

o        Co-Lead Managers:              Donaldson, Lufkin & Jenrette Securities Corporation(1) and Prudential
                                        Securities Incorporated

o        Co-Managers:                   Credit Suisse First Boston Corporation, McDonald Investments Inc. and
                                        Salomon Smith Barney Inc.

o        Mortgage Loan Sellers:         Column Financial, Inc., KeyBank National Association and Prudential
                                        Mortgage Capital Funding, LLC ("PMCF")

o        Rating Agencies:               Moody's Investors Service, Inc. / Fitch, Inc.

o        Master Servicer and
         Special Sub-Servicer:          Key Corporate Capital Inc. d/b/a Key Commercial Mortgage

o        Special Servicer:              Midland Loan Services, Inc.

o        Trustee:                       Wells Fargo Bank Minnesota, N.A.

o        Cut-off Date:                  November 1, 2000

o        Settlement Date:               On or about November 3, 2000

o        Payment Date:                  The 10th day of the month,  or if such day is not a business day, the following  business day, but no sooner than the 4th business day after the 4th day of the month.


     (1) In connection with the announced acquisition of Donaldson Lufkin & Jenrette, Inc. by the Credit Suisse First Boston, Inc., to the extent required or permitted under applicable law or regulation, Donaldson Lufkin & Jenrette Securities Corporation may act through or in conjunction with Credit Suisse First Boston Corporation in performing certain of its duties relating hereto.

--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000




TRANSACTION OVERVIEW (CONTINUED):

o        Delivery:                      The  Depository  Trust Company  ("DTC")  through Cede & Co.
                                        (in the United  States) or  Clearstream Banking, societe'
                                        anonyme' or The Euroclear System (in Europe).


o        ERISA:                         Classes A-1A, A-1B and S are expected to be eligible for each of the underwriters' individual prohibited transaction exemptions with respect to ERISA, subject to certain conditions of eligibility.

o        Tax Treatment:                 REMIC

o        Servicer Option to Terminate
         Trust:                         1%

o        Analytics:                     Cashflows are expected to be available through Bloomberg, the Trepp
                                        Group, Intex Solutions and Charter Research.

o        Extensions:                    The special servicer will be responsible for performing
                                        various functions with respect to mortgage loans in the
                                        trust that, in general, are in default or as to which
                                        default is imminent, and for administering any REO
                                        properties. The pooling and servicing agreement will
                                        generally permit the special servicer to modify, waive or
                                        amend any term of any mortgage loan if it determines, in
                                        accordance with the servicing standard, that it is
                                        appropriate to do so. The special servicer will not be
                                        permitted to grant any extension of the maturity of a
                                        mortgage loan beyond 60 months after its stated maturity
                                        date.




o        Controlling Class:             The controlling class may through a representative advise, appoint and replace the special servicer. In general, the
                                        controlling class will be the most subordinate class of
                                        certificates which has a current total principal balance no less than 25% of its original total principal balance.



o        Advances:                      The master servicer will be obligated to make
                                        advances of scheduled principal and interest payments,
                                        excluding balloon payments, subject to recoverability
                                        determination and appraisal reductions. If the master
                                        servicer fails to make a required P & I advance and the
                                        trustee is aware of the failure, the trustee will be
                                        obligated to make that advance.



o        Appraisal Reductions:          In general, an Appraisal Reduction Amount will be the
                                        amount, if any, by which the unpaid principal balance of a specially serviced mortgage loan, plus other amounts overdue in connection with that loan, exceeds 90% of the appraised value of the related mortgaged real property. Any resulting
                                        Appraisal Reduction Amount will reduce proportionately the interest portion, but not the principal portion, of any
                                        amount of P&I advances for the loan, which reduction will
                                        likely result in a reduction of interest distributable to
                                        the most subordinate interest-bearing class of series
                                        2000-CKP1 certificates outstanding. In general, an Appraisal
                                        Reduction Amount will be reduced to zero as of the date the related mortgage loan has been brought current for at least three consecutive months, paid in full, liquidated,
                                        repurchased, or otherwise disposed of. Appraisal Reduction
                                        Amounts will not effect class sizes for the purposes of
                                        determining the series 2000-CKP1 controlling class.



This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000


STRUCTURE DESCRIPTION:
----------------------





                                   [GRAPHICS]






Based on the "Maturity Assumptions" set forth in the Prospectus Supplement and a 0% CPR (except ARD Loans paid in full on their respective anticipated repayment dates).


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000


INTEREST DISTRIBUTIONS:
-----------------------

Each interest-bearing class of series 2000-CKP1 certificates will be entitled on each payment date to interest accrued at its pass-through rate on the total principal balance or notional amount of that class outstanding immediately prior to the related payment date. All classes will pay interest on a 30/360 basis.

PRINCIPAL DISTRIBUTIONS:
------------------------

Available principal will be paid on each payment date to the following classes of series 2000-CKP1 certificates in the following sequential order: class A-1A, A-1B, A-2, A-3, A-4, B-1, B-2, B-3, B-4, B-5, B-6, B-7, B-8, B-9 and C (the
"Principal Balance Certificates"). However, if classes A-2 through C have been retired as a result of losses and additional trust fund expenses, classes A-1A and A-1B will receive principal on a pro-rata basis.

REALIZED LOSSES AND EXPENSES:
-----------------------------

Realized losses from any mortgage loan in the trust and additional trust fund expenses will be allocated to the outstanding classes of Principal Balance Certificates in the following sequential order: class C, B-9, B-8, B-7, B-6, B-5, B-4, B-3, B-2, B-1, A-4, A-3 and A-2. If Classes A-2 through C have been reduced to $0 by losses and additional trust fund expenses, future losses and additional trust fund expenses shall be applied to classes A-1A and A-1B pro-rata.

CREDIT ENHANCEMENTS:
--------------------

Credit enhancement for each class of publicly registered certificates of series 2000-CKP1 will be provided by the classes of series 2000-CKP1 certificates which are subordinate in priority with respect to payments of interest and principal.

ALLOCATION OF YIELD MAINTENANCE AND PERCENTAGE PREPAYMENT PREMIUMS:
-------------------------------------------------------------------

In the case of most mortgage loans that provide for the payment of prepayment consideration in connection with a voluntary prepayment, that prepayment consideration will generally equal:

o an amount calculated pursuant to a yield maintenance formula (a "Yield Maintenance Premium Amount");

o the greater of (i) a Yield Maintenance Premium Amount and (ii) an amount equal to either a specified dollar amount or a percentage of the subject prepayment (a "Yield Maintenance Minimum Amount"); or

o an amount equal to a percentage of the subject prepayment, which percentage may decline over time (a "Percentage Prepayment Premium Amount").

--------------------------------------------------------------------------------

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000

-------------------------------------------------------------------------------

Any Yield Maintenance Premium Amount collected will be distributed to the publicly class S certificates and the offered classes of the series 2000-CKP1 certificates as follows:

o the holders of each class of the class A-1A, A-1B, A-2, A-3, A-4, B-1, B-2 and B-3 certificates (the "Premium P&I Certificates") then entitled to receive payments of principal will be entitled to receive a portion of such Yield Maintenance Premium Amount equal to the product of (i) the entire Yield Maintenance Premium Amount, multiplied by (ii) a fraction (not greater than one or less than zero), the numerator of which is equal to the pass-through rate for that class minus a discount rate based on then current U.S. Treasury rates, and the denominator rate of which is equal to the mortgage interest rate for the prepaid mortgage loan minus that same discount rate, multiplied by (iii) a fraction (not greater than one or less than zero), the numerator of which is the amount of principal payments to which that class is then entitled, and the denominator of which is equal to the total principal payments then payable with respect to all the series 2000-CKP1 certificates; and

o the holders of the class S certificates will be entitled to the remaining portion of such Yield Maintenance Premium Amount.

Any Yield Maintenance Minimum Amount collected on the mortgage loans will be distributed entirely to the holders of the class S certificates.

25% of any Percentage Prepayment Premium Amount collected on the mortgage loans will be distributed among those classes of Premium P&I Certificates then entitled to payments of principal, on a pro-rata basis in accordance with the respective amounts of principal then payable on each of those classes. The entire remaining amount of such Percentage Prepayment Premium Amount will be distributed to the holders of the class S certificates.

--------------------------------------------------------------------------------

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000


 STRATIFICATION:





                       MORTGAGED REAL PROPERTIES BY STATE

                                                                                     WEIGHTED
                      NUMBER OF                              PERCENTAGE OF            AVERAGE                        WEIGHTED
                      MORTGAGED              CUT-OFF DATE       INITIAL              MORTGAGE       WEIGHTED           AVERAGE
                         REAL                  PRINCIPAL     MORTGAGE POOL           INTEREST       AVERAGE         CUT-OFF DATE
STATE                 PROPERTIES                BALANCE         BALANCE                RATES        U/W DSCR          LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
California               18               $   188,200,224        14.6%                 8.076%         1.32x             69.4%
Texas                    40                   159,932,981        12.4%                 8.526%         1.27              74.3%
New York                 15                   122,968,157         9.5%                 8.599%         1.64              52.6%
Florida                  16                    67,146,580         5.2%                 8.233%         1.38              68.0%
New Jersey                6                    66,043,922         5.1%                 8.099%         1.51              58.6%
Colorado                 10                    52,273,853         4.0%                 8.108%         1.30              73.8%
Ohio                     13                    52,089,788         4.0%                 8.365%         1.27              72.7%
Delaware                  1                    50,909,381         3.9%                 6.810%         2.41              40.7%
Utah                      5                    46,253,523         3.6%                 8.405%         1.29              76.2%
Virginia                  4                    45,907,613         3.6%                 8.489%         1.35              70.8%
Michigan                 10                    35,362,012         2.7%                 8.258%         1.24              73.1%
Massachusetts             4                    35,171,289         2.7%                 8.430%         1.21              76.2%
Louisiana                 3                    31,421,728         2.4%                 8.407%         1.23              75.2%
Connecticut              11                    31,031,050         2.4%                 8.387%         1.24              78.2%
Arizona                  10                    30,957,930         2.4%                 8.542%         1.30              73.2%
Washington                4                    27,820,551         2.2%                 8.588%         1.28              67.9%
Oklahoma                  4                    25,880,057         2.0%                 8.304%         1.33              77.0%
Georgia                   8                    25,444,568         2.0%                 8.498%         1.28              74.6%
Pennsylvania             12                    22,819,796         1.8%                 8.563%         1.26              75.6%
Illinois                  5                    19,451,298         1.5%                 8.331%         1.31              74.5%
Indiana                   8                    16,675,658         1.3%                 8.650%         1.27              73.1%
Minnesota                 5                    14,622,356         1.1%                 8.600%         1.31              68.6%
Maine                     2                    12,923,718         1.0%                 8.350%         1.41              68.4%
District of Columbia      1                    12,534,362         1.0%                 8.270%         1.29              61.4%
Nevada                    1                    11,587,542         0.9%                 8.170%         1.31              78.6%
Wisconsin                 5                    11,261,357         0.9%                 8.680%         1.34              69.1%
South Carolina            1                     9,882,379         0.8%                 8.420%         1.20              74.9%
North Carolina            2                     9,635,401         0.7%                 8.608%         1.40              69.9%
Tennessee                 2                     8,322,126         0.6%                 8.319%         1.31              77.8%
Missouri                  3                     8,149,863         0.6%                 8.285%         1.30              74.2%
Oregon                    2                     7,120,387         0.6%                 8.343%         1.22              69.9%
Maryland                  2                     5,589,164         0.4%                 8.535%         1.45              66.5%
Mississippi               3                     5,297,751         0.4%                 8.150%         1.34              72.1%
Kansas                    1                     4,988,040         0.4%                 8.450%         1.33              54.8%
Kentucky                  1                     3,814,844         0.3%                 8.130%         1.47              74.8%
Montana                   1                     3,169,044         0.2%                 7.500%         1.54              68.2%
Alabama                   1                     3,123,994         0.2%                 7.680%         1.22              55.3%
New Mexico                1                     1,716,093         0.1%                 8.620%         1.39              79.8%
North Dakota              1                     1,477,856         0.1%                 8.280%         1.26              44.2%
Alaska                    1                     1,386,265         0.1%                 8.900%         1.20              66.8%
Nebraska                  1                       403,665         0.0%                 9.590%         1.33              74.8%
                   -----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AV       244                $1,290,768,164       100.0%                 8.297%        1.38X              68.5%
                   =================================================================================================================

--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



                                                COLLATERAL AND STRUCTURAL TERM SHEET



                                             MORTGAGED REAL PROPERTIES BY PROPERTY TYPE


                                                                                       WEIGHTED
                              NUMBER OF                           PERCENTAGE OF         AVERAGE                        WEIGHTED
                              MORTGAGED        CUT-OFF DATE          INITIAL           MORTGAGE      WEIGHTED           AVERAGE
                                REAL             PRINCIPAL        MORTGAGE POOL        INTEREST       AVERAGE        CUT-OFF DATE
PROPERTY TYPE                PROPERTIES           BALANCE            BALANCE             RATES       U/W DSCR          LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
Retail                           76          $  397,867,821           30.7%             8.173%         1.28x             73.3%
Multifamily                      90             391,574,144           30.3%             8.335%         1.30              73.1%
Office                           32             326,064,543           25.3%             8.311%         1.61              56.9%
Hotel                             8              55,330,859            4.3%             8.427%         1.52              60.6%
Industrial                       10              49,700,687            3.9%             8.377%         1.27              74.9%
Mixed Use                         9              20,289,777            1.6%             8.595%         1.28              67.9%
Manufactured Housing              7              17,143,349            1.3%             8.415%         1.29              75.8%
Self Storage                      8              12,306,673            1.0%             8.675%         1.47              63.3%
Independent/Assisted Living       1              12,151,936            0.9%             8.900%         1.43              74.8%
Health Care                       3               8,783,983            0.7%             8.114%         1.50              71.0%
Land                              1                 544,393            0.0%             8.940%         1.32              66.0%
                             -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         244          $1,290,768,164          100.0%             8.297%         1.38X             68.5%
                           =========================================================================================================

                                           MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                          Weighted
                                        Number of                     Percentage of       Average                   Weighted
                                        Mortgaged     Cut-off Date       Initial          Mortgage    Weighted       Average
                                          Real          Principal     Mortgage Pool       Interest     Average    Cut-off Date
Property Type      Property Sub-Type   Properties        Balance         Balance           Rates      U/W DSCR      LTV Ratio
------------------------------------------------------------------------------------------------------------------------------------
Retail
                     Anchored    (1)       48         $ 350,202,326       27.1%            8.120%       1.27x         74.1%
                     Unanchored            27            46,665,495        3.6%            8.573%       1.35          67.4%

                                       ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    75         $ 396,867,821       30.7%            8.173%       1.28x         73.3%
                                       =============================================================================================


(1) Includes shadow anchored properties.





--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000





                                                     ORIGINAL AMORTIZATION TERMS

                                                                                               WEIGHTED
                                                 NUMBER OF                   PERCENTAGE OF      AVERAGE                  WEIGHTED
           RANGE OF                             UNDERLYING    CUT-OFF DATE      INITIAL        MORTGAGE    WEIGHTED      AVERAGE
     ORIGINAL AMORTIZATION                       MORTGAGE       PRINCIPAL    MORTGAGE POOL     INTEREST    AVERAGE     CUT-OFF DATE
         TERMS (MONTHS)                            LOANS         BALANCE       BALANCE          RATES      U/W DSCR     LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------

        152    -    290                             10       $   81,413,722       6.3%          7.248%      2.07x         46.1%

        291    -    300                             59          193,255,770      15.0%          8.424%      1.46          62.9%

        301    -    360                            163        1,016,098,671      78.7%          8.357%      1.31          71.3%

                                                ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            232       $1,290,768,164     100.0%          8.297%      1.38X         68.5%
                                                ====================================================================================


MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS):                                360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS):                                152
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS):                              338








                                                ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                          WEIGHTED
                                          NUMBER OF                    PERCENTAGE OF      AVERAGE                      WEIGHTED
           RANGE OF                      UNDERLYING    CUT-OFF DATE       INITIAL         MORTGAGE      WEIGHTED        AVERAGE
        ORIGINAL TERMS                    MORTGAGE      PRINCIPAL      MORTGAGE POOL      INTEREST       AVERAGE     CUT-OFF DATE
   TO STATED MATURITY (MONTHS)              LOANS        BALANCE          BALANCE          RATES        U/W DSCR       LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
         60    -    100                       4       $   32,789,432         2.5%           7.874%          1.64x        56.1%
        101    -    120                     217        1,117,612,969        86.6%           8.424%          1.34         69.8%
        121    -    240                      11          140,365,764        10.9%           7.387%          1.68         60.5%

                                      ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     232       $1,290,768,164       100.0%           8.297%          1.38X        68.5%
                                      ==============================================================================================


MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS):                240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS):                 60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS):              122

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.





--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000




                                                    REMAINING AMORTIZATION TERMS

                                                                                        WEIGHTED
                                   NUMBER OF                          PERCENTAGE OF      AVERAGE                     WEIGHTED
             RANGE OF              UNDERLYING         CUT-OFF DATE       INITIAL        MORTGAGE    WEIGHTED          AVERAGE
      REMAINING AMORTIZATION        MORTGAGE            PRINCIPAL     MORTGAGE POOL     INTEREST     AVERAGE       CUT-OFF DATE
          TERMS (MONTHS)             LOANS              BALANCE          BALANCE          RATES     U/W DSCR         LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
        151      -    290              19           $  100,570,815         7.8%           7.381%       1.96x            48.4%
        291      -    350              66              323,441,636        25.1%           8.161%       1.38             67.6%
        351      -    360             147              866,755,713        67.2%           8.454%       1.32             71.1%

                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               232           $1,290,768,164       100.0%           8.297%       1.38X            68.5%
                                  ==================================================================================================


MAXIMUM REMAINING AMORTIZATION TERM (MONTHS):                   360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS):                   151
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS):                 333





                                               REMAINING TERMS TO STATED MATURITY (1)



                                                                                       WEIGHTED
                                    NUMBER OF                         PERCENTAGE OF    AVERAGE                   WEIGHTED
            RANGE OF               UNDERLYING      CUT-OFF DATE         INITIAL        MORTGAGE     WEIGHTED      AVERAGE
        REMAINING TERMS             MORTGAGE        PRINCIPAL         MORTGAGE POOL    INTEREST      AVERAGE   CUT-OFF DATE
  TO STATED MATURITY (MONTHS)         LOANS          BALANCE             BALANCE        RATES       U/W DSCR     LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------

         40    -     99                  6        $   39,067,314           3.0%         7.829%        1.61x        56.8%
        100    -    120                216         1,125,295,384          87.2%         8.428%        1.34         70.0%
        121    -    239                 10           126,405,467           9.8%         7.276%        1.73         58.6%

                                   -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                232        $1,290,768,164         100.0%         8.297%        1.38x        68.5%
                                   =================================================================================================


MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS):          239
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS):           40
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS):        117

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.




--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



                                              UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS


                                                                                          WEIGHTED
                                      NUMBER OF                           PERCENTAGE OF    AVERAGE                  WEIGHTED
                                      UNDERLYING         CUT-OFF DATE        INITIAL       MORTGAGE   WEIGHTED      AVERAGE
               RANGE OF                MORTGAGE            PRINCIPAL      MORTGAGE POOL    INTEREST    AVERAGE    CUT-OFF DATE
              U/W DSCRS                 LOANS              BALANCE           BALANCE        RATES     U/W DSCR     LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
        1.16x     -      1.19              4          $   32,499,958            2.5%        8.404%      1.18x        78.3%
        1.20      -      1.22             44             250,668,765           19.4%        8.466%      1.21         75.4%
        1.23      -      1.25             44             260,361,664           20.2%        8.356%      1.24         75.6%
        1.26      -      1.29             43             187,659,636           14.5%        8.110%      1.27         72.7%
        1.30      -      1.39             52             236,446,236           18.3%        8.392%      1.34         70.7%
        1.40      -      1.49             21              84,275,854            6.5%        8.630%      1.43         68.5%
        1.50      -      1.70             16              70,633,774            5.5%        8.137%      1.60         53.9%
        1.71      -      2.77x             8             168,222,277           13.0%        7.909%      1.98         43.3%

                                    ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  232          $1,290,768,164          100.0%        8.297%      1.38x        68.5%
                                    ================================================================================================


MAXIMUM U/W DSCR:                      2.77x
MINIMUM U/W DSCR:                      1.16x
WTD. AVG. U/W DSCR:                    1.38x





                                                  CUT-OFF DATE LOAN-TO-VALUE RATIOS


                                                                                       WEIGHTED
                                    NUMBER OF                         PERCENTAGE OF     AVERAGE                   WEIGHTED
                                   UNDERLYING        CUT-OFF DATE        INITIAL       MORTGAGE     WEIGHTED       AVERAGE
         RANGE OF CUT-OFF DATE      MORTGAGE           PRINCIPAL      MORTGAGE POOL    INTEREST      AVERAGE    CUT-OFF DATE
          LOAN-TO-VALUE RATIOS        LOANS             BALANCE          BALANCE         RATES      U/W DSCR      LTV RATIO
----------------------------------------------------------------------------------------------------------------------------
       40.10%     -    55.00%         15            $ 221,926,430        17.2%         7.961%        1.88x         44.6%
       55.10%     -    65.00%         31              128,677,636        10.0%         8.551%        1.37          60.3%
       65.10%     -    67.50%         15               32,863,535         2.5%         8.382%        1.34          66.4%
       67.60%     -    70.00%         25               76,022,795         5.9%         8.536%        1.31          68.9%
       70.10%     -    72.50%         21               79,692,672         6.2%         8.556%        1.27          71.3%
       72.60%     -    75.00%         45              221,961,570        17.2%         8.117%        1.29          73.8%
       75.10%     -    77.50%         27              237,060,456        18.4%         8.482%        1.24          76.6%
       77.60%     -    78.50%         17              105,841,020         8.2%         8.294%        1.27          78.0%
       78.60%     -    79.50%         16              107,885,241         8.4%         8.304%        1.27          79.0%
       79.60%     -    80.00%         19               75,928,908         5.9%         8.241%        1.23          79.9%
       80.10%     -    80.80%          1                2,907,902         0.2%         8.380%        1.16          80.8%

                                --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              232           $1,290,768,164       100.0%         8.297%        1.38x         68.5%
                                ============================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO:       80.8%
MINIMUM CUT-OFF DATE LTV RATIO:       40.1%
WTD. AVG. CUT-OFF DATE LTV RATIO:     68.5%


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



                                                   CUT-OFF DATE PRINCIPAL BALANCES

                                                                                               WEIGHTED
                                            NUMBER OF                         PERCENTAGE OF     AVERAGE                   WEIGHTED
                                           UNDERLYING       CUT-OFF DATE         INITIAL       MORTGAGE     WEIGHTED       AVERAGE
         RANGE OF CUT-OFF DATE              MORTGAGE          PRINCIPAL       MORTGAGE POOL    INTEREST      AVERAGE    CUT-OFF DATE
           PRINCIPAL BALANCES                 LOANS            BALANCE           BALANCE         RATES      U/W DSCR      LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------

       $     230,842   -       500,000          8        $    2,955,007           0.2%          8.848%        1.35x         72.0%
             500,001   -       750,000         14             8,337,909           0.6%          8.823%        1.33          71.1%
             750,001   -     1,000,000         10             8,968,894           0.7%          8.731%        1.35          66.6%
           1,000,001   -     1,250,000         17            18,974,109           1.5%          8.736%        1.32          72.4%
           1,250,001   -     1,500,000         16            22,438,876           1.7%          8.621%        1.37          66.9%
           1,500,001   -     1,750,000          8            13,068,391           1.0%          8.612%        1.33          71.6%
           1,750,001   -     2,000,000         20            37,272,210           2.9%          8.583%        1.30          70.7%
           2,000,001   -     3,000,000         30            74,231,642           5.8%          8.411%        1.30          71.0%
           3,000,001   -     4,000,000         25            87,599,577           6.8%          8.396%        1.29          71.2%
           4,000,001   -     5,000,000         13            58,043,231           4.5%          8.340%        1.38          69.0%
           5,000,001   -     6,000,000         17            93,015,314           7.2%          8.475%        1.32          71.0%
           6,000,001   -     8,500,000         12            85,772,101           6.6%          8.351%        1.34          70.0%
           8,500,001   -     9,500,000          6            53,767,165           4.2%          8.196%        1.26          76.6%
           9,500,001   -    10,000,000          6            58,539,725           4.5%          8.406%        1.30          77.2%
          10,000,001   -    11,250,000          5            51,917,676           4.0%          8.318%        1.25          74.4%
          11,250,001   -    12,000,000          4            46,240,167           3.6%          8.098%        1.42          67.7%
          12,000,001   -    19,500,000         10           138,416,199          10.7%          8.380%        1.28          72.7%
          19,500,001   -    34,500,000          6           164,783,680          12.8%          8.256%        1.33          71.7%
          34,500,001   -   $87,301,843          5           266,426,293          20.6%          8.002%        1.65          55.9%
                                            ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       232        $1,290,768,164         100.0%          8.297%        1.38x         68.5%
                                            ========================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE:                      $87,301,843
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE:                      $   230,842
WTD. AVG. CUT-OFF DATE PRINCIPAL BALANCE:                    $ 5,563,656





                                           UNDERLYING MORTGAGE LOANS BY AMORTIZATION TYPE

                                                                                         WEIGHTED
                                 NUMBER OF                           PERCENTAGE OF       AVERAGE                       WEIGHTED
                                 UNDERLYING        CUT-OFF DATE         INITIAL          MORTGAGE        WEIGHTED      AVERAGE
                                  MORTGAGE           PRINCIPAL       MORTGAGE POOL       INTEREST         AVERAGE    CUT-OFF DATE
LOAN TYPE                          LOANS              BALANCE           BALANCE           RATES          U/W DSCR     LTV RATIO
--------------------------------------------------------------------------------------------------------------------------------
Balloon                             193         $   930,114,487          72.1%            8.443%           1.36x        69.0%
ARD                                  37             307,347,568          23.8%            8.102%           1.30         71.4%
Fully Amortizing                      2              53,306,109           4.1%            6.885%           2.37         41.9%

                            ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             232         $ 1,290,768,164         100.0%            8.297%           1.38x        68.5%
                            ====================================================================================================


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



                                                       MORTGAGE INTEREST RATES


                                                                                          WEIGHTED
                                         NUMBER OF                      PERCENTAGE OF     AVERAGE                    WEIGHTED
                                        UNDERLYING        CUT-OFF DATE     INITIAL       MORTGAGE     WEIGHTED        AVERAGE
               RANGE OF                  MORTGAGE          PRINCIPAL     MORTGAGE POOL    INTEREST      AVERAGE     CUT-OFF DATE
        MORTGAGE INTEREST RATES           LOANS             BALANCE        BALANCE         RATES      U/W DSCR       LTV RATIO
-------------------------------------------------------------------------------------------------------------------------------
       6.810%    -     7.750%               9          $  155,863,591       12.1%         7.197%        1.72x          58.5%
       7.751%    -     8.000%               6              29,999,333        2.3%         7.974%        1.52           62.1%
       8.001%    -     8.250%              36             282,161,329       21.9%         8.118%        1.32           73.0%
       8.251%    -     8.500%              71             315,280,601       24.4%         8.364%        1.28           72.7%
       8.501%    -     8.750%              61             359,204,486       27.8%         8.622%        1.39           64.6%
       8.751%    -     9.000%              31             105,768,440        8.2%         8.841%        1.34           72.1%
       9.001%    -     9.590%              18              42,490,383        3.3%         9.158%        1.30           71.3%
                                   -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   232          $1,290,768,164      100.0%         8.297%        1.38x          68.5%
                                   ===========================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                               9.590%
MINIMUM MORTGAGE INTEREST RATE:                               6.810%
WTD. AVG. MORTGAGE INTEREST RATE:                             8.297%



                                                 OCCUPANCY RATES AT UNDERWRITING (1)


                                                                                    WEIGHTED
                             NUMBER OF                          PERCENTAGE OF        AVERAGE                       WEIGHTED
                             MORTGAGED       CUT-OFF DATE          INITIAL          MORTGAGE      WEIGHTED          AVERAGE
         RANGE OF              REAL            PRINCIPAL        MORTGAGE POOL       INTEREST       AVERAGE       CUT-OFF DATE
  OCCUPANCY RATES AT U/W    PROPERTIES          BALANCE            BALANCE            RATES       U/W DSCR         LTV RATIO
-----------------------------------------------------------------------------------------------------------------------------
      76.0%    -    84.9%       4          $   10,511,689         0.8%              7.774%         1.66x            57.7%
      85.0%    -    89.9%      13              35,831,304         2.8%              8.477%         1.32             70.5%
      90.0%    -    94.9%      36             165,976,871        12.9%              8.385%         1.29             74.7%
      95.0%    -    97.4%      47             316,675,639        24.5%              8.395%         1.26             76.3%
      97.5%    -   100.0%     136             706,441,802        54.7%              8.221%         1.45             64.1%
                         ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       236          $1,235,437,305        95.7%              8.291%         1.38x            68.8%
                         ====================================================================================================


MAXIMUM OCCUPANCY RATE AT U/W:             100.0%
MINIMUM OCCUPANCY RATE AT U/W:              76.0%
WTD. AVG. OCCUPANCY RATE AT U/W:            97.3%

(1) DOES NOT INCLUDE THE HOTEL PROPERTIES.




--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000





                                              YEARS BUILT/YEARS RENOVATED (1)

                                                                             WEIGHTED
                             NUMBER OF                      PERCENTAGE OF     AVERAGE                              WEIGHTED
                             MORTGAGED    CUT-OFF DATE         INITIAL       MORTGAGE           WEIGHTED            AVERAGE
   RANGE OF YEARS              REAL         PRINCIPAL       MORTGAGE POOL    INTEREST            AVERAGE         CUT-OFF DATE
  BUILT/RENOVATED           PROPERTIES       BALANCE           BALANCE         RATES            U/W DSCR           LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
   1920   -   1970              18      $   48,167,234           3.7%          8.225%              1.46x              66.4%
   1971   -   1980              20          38,854,139           3.0%          8.428%              1.37               70.3%
   1981   -   1990              62         319,605,662          24.8%          8.113%              1.48               67.3%
   1991   -   2000             144         884,141,129          68.5%          8.362%              1.35               68.9%

                         -----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        244      $1,290,768,164         100.0%          8.297%              1.38x              68.5%
                         ===========================================================================================================

MOST RECENT YEAR BUILT/RENOVATED:      2000
OLDEST YEAR BUILT/RENOVATED:           1920
WTD. AVG. YEAR BUILT/RENOVATED:        1993

(1) YEAR BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED.

                                                MORTGAGE POOL PREPAYMENT PROFILE (1)


                                   NUMBER OF
                  MONTHS SINCE      MORTGAGE      OUTSTANDING   % OF POOL         YIELD        PREPAYMENT    % OF POOL
      DATE        CUT-OFF DATE       LOANS       BALANCE (MM)    LOCKOUT       MAINTENANCE       PREMIUM       OPEN        TOTAL
 -----------------------------------------------------------------------------------------------------------------------------------
     NOV-00              0            232          $1,290.8      94.60%           4.50%           0.90%        0.00%      100.0%
     NOV-01             12            232          $1,279.9      94.68%           4.43%           0.88%        0.00%      100.0%
     NOV-02             24            232          $1,268.0      92.15%           6.98%           0.00%        0.87%      100.0%
     NOV-03             36            232          $1,254.7      89.60%           9.54%           0.00%        0.86%      100.0%
     NOV-04             48            231          $1,230.1      89.63%          10.37%           0.00%        0.00%      100.0%
     NOV-05             60            230          $1,206.8      88.61%          11.39%           0.00%        0.00%      100.0%
     NOV-06             72            230          $1,190.3      88.73%          11.27%           0.00%        0.00%      100.0%
     NOV-07             84            228          $1,160.4      88.85%          10.92%           0.00%        0.23%      100.0%
     NOV-08             96             15          $1,134.3      89.55%          10.45%           0.00%        0.00%      100.0%
     NOV-09            108            214          $1,061.1      81.11%           8.53%           0.00%       10.36%      100.0%
     NOV-10            120             10          $   84.2      72.18%          27.82%           0.00%        0.00%      100.0%
     NOV-11            132             9           $   72.6      78.83%          21.17%           0.00%        0.00%      100.0%
     NOV-12            144             5           $   50.8      83.23%          13.25%           0.00%        3.51%      100.0%
     NOV-13            156             2           $    3.0      54.44%          45.56%           0.00%        0.00%      100.0%
     NOV-14            168             2           $    2.8      55.94%          44.06%           0.00%        0.00%      100.0%
     NOV-15            180             2           $    2.6      57.85%          42.15%           0.00%        0.00%      100.0%
     NOV-16            192             2           $    2.3      60.35%          39.65%           0.00%        0.00%      100.0%
     NOV-17            204             2           $    2.0      63.79%          36.21%           0.00%        0.00%      100.0%
     NOV-18            216             2           $    1.7      68.76%          31.24%           0.00%        0.00%      100.0%
     NOV-19            228             2           $    1.4      76.58%          23.42%           0.00%        0.00%      100.0%

 -----------------------------------------------------------------------------------------------------------------------------------


 (1) CALCULATED ASSUMING THAT NO MORTGAGE LOAN PREPAYS, DEFAULTS OR IS REPURCHASED PRIOR TO STATED MATURITY, EXCEPT THAT THE ARD LOANS ARE ASSUMED TO PAY IN FULL ON THEIR RESPECTIVE ANTICIPATED
 REPAYMENT DATES. OTHERWISE CALCULATED BASED ON MATURITY
 ASSUMPTIONS TO BE SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000


                                               PREPAYMENT PROVISION AS OF CUT-OFF DATE

                                                                          WEIGHTED       WEIGHTED        WEIGHTED
                                                                           AVERAGE        AVERAGE         AVERAGE
                                                        PERCENTAGE OF     REMAINING      REMAINING        REMAINING       WEIGHTED
         RANGE OF          NUMBER OF     CUT-OFF DATE      INITIAL          LOCKOUT       LOCKOUT       LOCKOUT PLUS       AVERAGE
    REMAINING TERMS TO      MORTGAGE       PRINCIPAL     MORTGAGE POOL      PERIOD     PLUS YM PERIOD   PREMIUM PERIOD    MATURITY
   STATED MATURITY (YEARS)   LOANS          BALANCE        BALANCE         (YEARS)        (YEARS)          (YEARS)       (YEARS) (1)
 -----------------------------------------------------------------------------------------------------------------------------------

    3.00    -    3.99           1       $   11,555,033        0.9%            0.0            0.0              1.3             3.3
    5.00    -    5.99           1            8,409,024        0.7%            1.5            4.7              4.7             5.0
    6.00    -    6.99           2           12,825,375        1.0%            6.4            6.6              6.6             6.8
    7.00    -    7.99           2            6,277,882        0.5%            2.4            7.0              7.0             7.5
    8.00    -    8.99          11           53,392,916        4.1%            7.5            8.2              8.2             8.7
    9.00    -    9.49          21          159,788,658       12.4%            8.3            8.9              8.9             9.4
    9.50    -    9.99         184          912,113,811       70.7%            8.8            9.3              9.3             9.7
   10.00    -   10.99           1            2,908,942        0.2%           10.5           10.5             10.5            10.8
   11.00    -   14.99           7          118,933,324        9.2%            6.8           12.2             12.2            12.5
   15.00    -   30.00           2            4,563,201        0.4%           11.2           19.3             19.3            19.8

                           ---------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:      232       $1,290,768,164      100.0%            8.3            9.3              9.4             9.8
                           =========================================================================================================

  (1) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE
IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.



                                                          PREPAYMENT OPTION

                                                                               WEIGHTED      WEIGHTED        WEIGHTED
                                                                                AVERAGE       AVERAGE         AVERAGE
                                                              PERCENTAGE OF    REMAINING     REMAINING       REMAINING     WEIGHTED
                               NUMBER OF      CUT-OFF DATE       INITIAL        LOCKOUT       LOCKOUT      LOCKOUT PLUS     AVERAGE
                                MORTGAGE        PRINCIPAL     MORTGAGE POOL     PERIOD    PLUS YM PERIOD  PREMIUM PERIOD   MATURITY
     PREPAYMENT OPTION           LOANS           BALANCE         BALANCE        (YEARS)       (YEARS)         (YEARS)     (YEARS)(1)
 -----------------------------------------------------------------------------------------------------------------------------------
 Lockout / Defeasance             191       $ 1,120,302,737       86.8%           9.3           9.3             9.3           9.8
 Lockout / Yield Maintenance       40           158,910,394       12.3%           1.8          10.0            10.0          10.3
 Prepayment Premium                 1            11,555,033        0.9%           0.0           0.0             1.3           3.3
                              ------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          232        $1,290,768,164      100.0%           8.3           9.3             9.4           9.8
                              ======================================================================================================


  (1) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000


                                                   SIGNIFICANT MORTGAGE LOANS

                                                            CUT-OFF       PERCENTAGE
                                                             DATE         OF INITIAL                    MORTGAGE             CUT-OFF
                                 PROPERTY      UNITS/      PRINCIPAL       MORTGAGE       APPRAISED     INTEREST              DATE
#   LOAN NAME                      TYPE     SQUARE FEET     BALANCE      POOL BALANCE       VALUE         RATE     U/W DSCR    LTV
------------------------------------------------------------------------------------------------------------------------------------
 1) 437 Madison Avenue            Office      782,921    $ 87,301,843       6.8%        $198,000,000     8.630%      1.75x    44.1%
 2) Valencia Marketplace,
      Power Center                Retail      528,019      51,787,099       4.0%          71,000 000     7.240%      1.26     72.9%
 3) Hercules Plaza                Office      532,974      50,909,381       3.9%         125,000,000     6.810%      2.41     40.7%
 4) Alliance GD FH F1 Loan      Multifamily     1,544      39,491,001       3.1%          51,100,000     8.640%      1.22     77.3%
 5) McCandless Towers II          Office      214,080      36,936,969       2.9%          63,500,000     8.550%      1.35     58.2%
 6) Alliance GD FH F2 Loan      Multifamily     1,251      30,282,599       2.3%          39,200,000     8.640%      1.21     77.3%
 7) Commons at Sugarhouse         Retail      193,397      28,387,855       2.2%          36,000,000     8.130%      1.23     78.9%
 8) Gateway at Randolph
      Apartments                Multifamily       903      27,870,175       2.2%          58,500,000     8.020%      1.63     47.6%
 9) Metroplex                     Office      388,608      27,441,129       2.1%          36,400,000     8.810%      1.34     75.4%
10) Palm Plaza Shopping Center    Retail      342,338      25,476,217       2.0%          34,750,000     7.570%      1.31     73.3%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                  $405,884,266      31.4%        $713,450,000     8.088%      1.54x    61.0%
                                                         ===========================================================================

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



Significant Mortgage Loans

1.       THE 437 MADISON AVENUE LOAN.

         General Characteristics of the 437 Madison Avenue Loan.
         ------------------------------------------------------

Cut-Off Date Principal Balance:               $87,301,842                Property Type:                   Office
Loan Per Sq. Ft.:                             $111.51                    Sq. Ft.:                         782,921
% of Initial Mortgage Pool Balance:           6.8%                       Location:                        New York, NY
Mortgage Loan Seller/Originator:              Column/Column              Year Built/Renovated:            1967/1996
Mortgage Interest Rate:                       8.630%                     Appraised Value:                 $198,000,000
Maturity Date:                                June 1, 2010               Appraisal Date:                  November 1, 1999
ARD Loan:                                     No                         Encumbered Interest:             Leasehold
Anticipated Repayment Date:                   N/A                        Cut-Off Date LTV Ratio:          44.1%
Amortization Term:                            360                        Maturity/ARD LTV Ratio:          37.0%
Interest Calculation:                         Actual/360                 Occupancy Rate at U/W:           99%
Call Protection:                              L (9.75), O (0.25)         Occupancy Date:                  July 1, 2000
Cross Collateralization/Default:              No                         Property Manager:                Sage Realty Corporation
Single Asset/Portfolio:                       Single Asset               U/W DSCR:                        1.75x


         Major Tenants at the 437 Madison Avenue Property.
         ------------------------------------------------

                                                                                                             IN-PLACE
                                                                 % OF              IN-PLACE                  ANNUALIZED
                              LEASE                              TOTAL             ANNUALIZED                BASE RENT
TENANT NAME                   EXPIRATION       TENANT SF         TENANT SF         BASE RENT                 PER SQ. FT.
-----------                   ----------       ---------         ---------         ---------                 -----------
Omnicom Group, Inc.           Various          316,995           40.5%             $5,702,232                $17.98


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000




         Lease Expiration Schedule.
         -------------------------

                                         SQ. FT. OF       % OF              CUMULATIVE
YEAR OF                NUMBER OF LEASES  LEASES           TOTAL             % OF
EXPIRATION             EXPIRING          EXPIRING.        SQ. FT.           TOTAL SQ. FT.
----------             --------          --------         -------           -------------

2000                   2                 1,495            0.19%             0.19%
2001                   4                 13,728           1.75%             1.94%
2002                   12                40,459           5.16%             7.10%
2003                   6                 43,540           5.55%             12.65%
2004                   11                54,837           6.99%             19.65%
2005                   9                 48,417           6.17%             25.82%
2006                   3                 34,725           4.43%             30.25%
2007                   2                 20,390           2.60%             32.82%
2008                   2                 30,624           3.91%             36.76%
2009                   4                 67,141           8.56%             45.32%
2010                   17                349,598          44.58%            89.90%
2012                   3                 27,571           3.52%             93.42%
2014                   1                 1,005            0.13%             93.54%
2022                   1                 3,651            0.47%             94.01%
2024                   1                 37,980           4.84%             98.85%

         Escrow Schedule.
         ---------------

RESERVE TYPE                                       INITIAL RESERVE DEPOSIT          MONTHLY RESERVE DEPOSIT
------------                                       -----------------------          -----------------------

Engineering  Escrow                                $49,783                          $0
Real Estate Tax Escrow                             $2,923,501                       $487,250
Insurance Escrow                                   $50,418                          $12,605
TI/LC Reserve                                      $0                               $27,807
Contractual Replacement Reserve                    $0                               $15,606
Ground Lease Reserve                               $84,983                          $83,333

         Operating History.
         -----------------

                                  1997               1998               1999              UNDERWRITTEN
                                  ----               ----               ----              ------------

Effective Gross Income            $26,951,612        $27,504,405        $29,391,870       $31,056,753
Net Operating  Income             $12,592,493        $13,009,017        $14,712,219       $15,593,901
Property Cash Flow                $11,278,146        $11,694,670        $13,397,872       $14,279,554



     437 Madison Avenue Borrower. Madison Avenue Leasehold LLC is the borrower under the 437 Madison Avenue Loan. It is--

--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000


I. a single purpose limited liability company formed under the laws of the State of New York,

II. owned 50% by W-Madison Lease LLC, the managing member, and 50% by St. Paul Fire and Marine Insurance Company, an insurance company currently rated A+ by S&P and A1 by Moody's, and

III. controlled, through the managing member and the property manager, by the William Kaufman Organization, a major family owned real estate development concern that was formed in 1924.

     The 437 Madison Avenue Property. The 437 Madison Avenue Property is a 0.89 acre property located in Midtown Manhattan in New York, New York. It is improved by a 40-story office building that was originally built in 1967 and was subject to renovations in 1996. The improvements are comprised of 782,921 rentable square feet of office space with some ground floor retail space and a 116 space parking garage. Based on the July 1, 2000 rent roll, the 437 Madison Avenue Property is 99% occupied by a total of 44 tenants, with the ten largest tenants accounting for 655,935 square feet or approximately 83.78% of the property's rentable area.

     Property Management. The 437 Madison Avenue Property is subject to a management agreement between the related borrower and Sage Realty Corporation, an affiliate of the related borrower. Sage Realty Corporation is controlled by Melvyn and Robert Kaufman, who actively control the related borrower through the William Kaufman Organization and Sage Realty Corporation. Sage Realty Corporation manages over 2.7 million square feet of office space in the borough of Manhattan in New York, New York.

     Cash Management/Lockbox. The borrower under the 437 Madison Avenue Loan must cause all rents from the 437 Madison Avenue Property to be deposited into a rent account within one business day of receipt. Unless and until an event of default occurs under the 437 Madison Avenue Loan, the related borrower will have access to those funds. During the one-year period immediately preceding the maturity date, all excess cash flow will be trapped in a reserve unless on or before the beginning of that period Omnicom has renewed its lease or the borrower has relet the Omnicom space on terms acceptable to the lender.

     Ground Lease. The related borrower holds its leasehold interest in the 437 Madison Avenue Property under a ground lease with an affiliate. The ground lease provides for fixed monthly ground lease payments of $83,333.33 or $1,000,000 annually. The ground lease expires on December 31, 2040, with two successive renewal options of 15 years each.


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



2.   VALENCIA MARKETPLACE--POWER CENTER LOAN.

     General Characteristics of the Valencia Marketplace--Power Center Loan.
     ----------------------------------------------------------------------

Cut-Off Date Principal Balance:                  $51,787,099                Property Type:                     Retail
Loan Per Sq. Ft.:                                $98.08                     Sq. Ft.:                           528,019
% of Initial Mortgage Pool Balance:              4.01%                      Location:                          Valencia, CA
Mortgage Loan Seller/Originator:                 PMCF/PMCC                  Year Built/Renovated:              1998/N/A
Mortgage Interest Rate:                          7.240%                     Appraised Value:                   $71,000,000
Maturity Date:                                   July 1, 2028               Appraisal Date:                    April 18, 1998
ARD Loan:                                        Yes                        Encumbered Interest:               Fee
Anticipated Repayment Date:                      July 1, 2013               Cut-Off Date LTV Ratio:            72.9%
Amortization Term:                               336                        Maturity/ARD LTV Ratio:            55.8%
Interest Calculation:                            30/360                     Occupancy Rate at U/W:             99%
Call Protection:                                 L (12.42), O (0.58)        Occupancy Date:                    July 1, 2000
Cross Collateralization/Default:                 No                         Property Manager:                  DSB Properties, Inc.
Single Asset/Portfolio:                          Single Asset               U/W DSCR:                          1.26x


     Major Tenants at the Valencia Marketplace--Power Center Property.
     ----------------------------------------------------------------

                                                                                                               IN-PLACE
                                                                 % OF                IN-PLACE                  ANNUALIZED
                              LEASE                              TOTAL               ANNUALIZED                BASE RENT
TENANT NAME                   EXPIRATION       TENANT SF         TENANT SF           BASE RENT                 PER SQ. FT.
-----------                   ----------       ---------         ---------           ---------                 -----------

Wal-Mart                      10/25/16         149,429           28.3%               $1,193,938                 $7.99
Toys-R-Us                     01/31/22         45,000            8.5%                $250,000                   $5.56
Bed, Bath & Beyond            01/31/09         41,500            7.9%                $507,130                   $12.22


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



         Lease Expiration Schedule.
         -------------------------

              NUMBER OF         SQ. FT. OF       % OF           CUMULATIVE
YEAR OF       LEASES            LEASES           TOTAL          % OF
EXPIRATION    EXPIRING          EXPIRING.        SQ. FT.        TOTAL SQ. FT.
----------    --------          --------         -------        -------------

2002           2                 8,743            1.66%          1.66%
2003           3                 14,400           2.73%          4.38%
2004           3                 23,660           4.48%          8.86%
2005           3                 6,700            1.27%          10.13%
2006           2                 9,200            1.74%          11.88%
2007           3                 17,800           3.37%          15.25%
2008           2                 37,681           7.14%          22.38%
2009           3                 75,900           14.37%         36.76%
2010           1                 8,800            1.67%          38.42%
2011           1                 24,435           4.63%          43.05%
2012           1                 40,000           7.58%          50.63%
2013           1                 20,680           3.92%          54.54%
2015           2                 42,591           8.07%          62.61%
2016           1                 149,429          28.30%         90.91%
2022           1                 45,000           8.52%          99.43%

         Operating History.
         -----------------

                                                                                           6 MONTHS
                                                                                           ANNUALIZED YE
                                          1997           1998            1999              6/30/00             UNDERWRITTEN
                                          ----           ----            ----              -------------       ------------
Effective Gross Income                    N/A            $4,252,320      $7,616,684        $7,705,490          $7,496,080
Net Operating Income                      N/A            $3,468,626      $6,096,238        $5,572,762          $5,670,040
Net Cash Flow                             N/A            $3,468,626      $6,096,238        $5,572,762          $5,447,558


     VALENCIA MARKETPLACE--POWER CENTER BORROWER. Valencia Marketplace I, LLC is the borrower under the Valencia Marketplace--Power Center Loan. It is--

     IV. a single purpose limited liability company formed under the laws of the State of California,

     V. owned 49.5% by Samuel S. Mevorach and 49.5% by Samuel S. Mevorach, Trustee of the Samuel S. Mevorach Trust as of April 13, 1990, and 1% by Five Five I, Inc., the Managing Member, and

     VI. controlled, through the managing member, Five Five I, Inc., a California corporation.


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



     THE VALENCIA MARKETPLACE--POWER CENTER PROPERTY. The Valencia Marketplace--Power Center Property is a 44.25 acre property located in Valencia, California. It is improved by seven single-story buildings that were originally built in 1998. The improvements are comprised of 528,019 square feet of retail space and 2,720 parking spaces.

     Based on the July 1, 2000 rent roll, the Valencia Marketplace--Power Center Property is 99% leased by a total of 29 tenants, with the ten largest tenants accounting for 429,316 square feet or approximately 81.31% of the property's rentable area.

     ESCROW INFORMATION. The Valencia Marketplace--Power Center Loan requires monthly deposits into an escrow account in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due, subject to a right in favor of the related borrower to deposit an irrevocable letter of credit with lender in lieu of making monthly tax and insurance reserve payments. As real estate taxes in California are payable in equal semi-annual installments, the initial amount of the letter of credit is equal to one-half the amount estimated by the lender to be payable by the related borrower for annual tax and insurance premiums. On each anniversary of the Valencia Marketplace--Power Center Loan, the letter of credit will be increased by an amount equal to one-half of the annual dollar increase of tax and insurance premiums. Following an event of default under the Valencia Marketplace--Power Center Loan documents or the related anticipated repayment date, the related borrower has no further right to deposit the letter of credit and is required to escrow monthly with lender a tax escrow and insurance escrow.

     On or before each of January 10, 2007 and January 10, 2008, the borrower under the Valencia Marketplace--Power Center Loan is required to deliver to lender irrevocable letters of credit in the amount of $300,000 each as additional collateral to secure against the effects of potential tenant rollover exposure on the Valencia Marketplace--Power Center Property's debt service coverage ratio. These letters of credit shall remain in effect until the later to occur of--

     1.   January 10, 2009, or

     2. the date upon which the Valencia Marketplace--Power Center Property attains a debt service coverage ratio of at least 1.22x.

     PROPERTY MANAGEMENT. The Valencia Marketplace--Power Center Property is subject to a management agreement between the borrower and DSB Properties, Inc. DSB Properties, Inc. has provided brokerage, property management and leasing services to owners of commercial shopping centers throughout Los Angeles, Orange and Ventura Counties since 1983.

     CASH MANAGEMENT/LOCKBOX. The Valencia Marketplace--Power Center borrower has agreed that from and after the earlier to occur of--

     VII. an event of default under the Valencia Marketplace--Power Center Loan documents, or

     VIII. the anticipated repayment date,


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



AND CONTINUING UNTIL THE VALENCIA MARKETPLACE--POWER CENTER LOAN IS REPAID IN FULL, ALL RENTS WILL BE DEPOSITED INTO AN ACCOUNT CONTROLLED BY THE LENDER WITH A BANK APPROVED BY THE LENDER. UPON THE OCCURRENCE OF A CASH SWEEP EVENT AND AT THE LENDER'S REQUEST, ALL FUNDS DEPOSITED IN THE ACCOUNT WILL BE TRANSFERRED BY THE BANK TO AN ACCOUNT UNDER THE SOLE DOMINION AND CONTROL OF THE LENDER AND WILL BE APPLIED BY THE LENDER IN ACCORDANCE WITH THE TERMS OF THE VALENCIA MARKETPLACE--POWER CENTER LOAN DOCUMENTS.

     Modifications to the Valencia Marketplace--Power Center Loan. The Valencia Marketplace--Power Center Loan was originated on June 4, 1998, in the original principal amount of $53,250,000.00 together with a second loan to an affiliated borrower on the adjacent property, which loan was cross-collateralized with the Valencia Marketplace--Power Center Loan. On June 30, 1999, in connection with the release of the cross-collateralization, certain terms and conditions of the Valencia Marketplace--Power Center Loan were modified, including a rebalancing of the two loans which resulted in a decrease in the principal amount of the Valencia Marketplace--Power Center Loan of $200,000. In connection with this initial loan modification, the Valencia Marketplace--Power Center borrower entered into additional mortgage loan documentation. On July 21, 2000, the promissory note in connection with the Valencia Marketplace--Power Center Loan was split into two amended and restated promissory notes, each in the principal amount of $26,266,807.41. The two amended and restated promissory notes are equal in priority with one another, and the holder of each has a 50% interest in all obligations, rights and benefits under the Valencia Marketplace--Power Center Loan. In connection with this second modification of the Valencia Marketplace--Power Center Loan, the related borrower entered into additional mortgage loan documentation, including an agreement modifying the related mortgage to reflect the splitting of the original promissory note. Both notes are being transferred to us in connection with the transaction described in this prospectus supplement.


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



3.   HERCULES PLAZA LOAN.

     General Characteristics of the Hercules Plaza Loan.
     --------------------------------------------------

Cut-Off Date Principal Balance:          $50,909,381                Property Type:                Office
Loan Per Sq. Ft.:                        $95.52                     Sq. Ft.                       532,974
% of Initial Mortgage Pool Balance:      3.94%                      Location:                     Wilmington, DE
Mortgage Loan Seller:                    PMCF                       Year Built/Renovated:         1984/N/A
Mortgage Interest Rate:                  6.810%                     Appraised Value:              $125,000,000
Maturity Date:                           June 1, 2013               Appraisal Date:               July 10, 2000
ARD Loan:                                No                         Encumbered Interest:          Leasehold
Anticipated Repayment Date:              N/A                        Cut-Off Date LTV Ratio:       40.7%
Amortization Term:                       152                        Maturity/ARD LTV Ratio:       0.0%
Interest Calculation:                    30/360                     Occupancy Rate at U/W:        100%
Call Protection:                         L (12.58), O (0.08)        Occupancy Date:               July 1, 2000
Cross Collateralization/Default:         No                         Property Manager:             Binswanger Management Corp.
Single Asset/Portfolio:                  Single Asset               U/W DSCR:                     2.41x

         Major Tenants at the Hercules Plaza Property.
         --------------------------------------------


                                                                                                             IN-PLACE
                                                                  % OF             IN-PLACE                  ANNUALIZED
                      LEASE                                       TOTAL            ANNUALIZED                BASE RENT
TENANT NAME           EXPIRATION                 TENANT SF        TENANT SF        BASE RENT                 PER SQ. FT.
-----------           ----------                 ---------        ---------        ---------                 -----------

Hercules, Inc.        5/31/13                    532,974          100%             $14,239,461               $26.72


         Lease Expiration Schedule.
         -------------------------

                                         SQ. FT. OF       % OF               CUMULATIVE
YEAR OF                NUMBER OF LEASES  LEASES           TOTAL              % OF
EXPIRATION             EXPIRING          EXPIRING.        SQ. FT.            TOTAL SQ. FT.
----------             --------          --------         -------            -------------

2013                   1                 532,974          100%               100%


         Operating History.
         -----------------

                                  1997        1998              1999               UNDERWRITTEN
                                  ----        ----              ----               ------------
Effective Gross Income            N/A         N/A               N/A                $12,000,000


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



                                  1997        1998              1999               UNDERWRITTEN
                                  ----        ----              ----               ------------
Net Operating  Income             N/A         N/A               N/A                $11,284,500
Property Cash Flow                N/A         N/A               N/A                $11,284,500

     ORIGINATOR OF THE HERCULES PLAZA LOAN. The State of California Public Employees' Retirement System originated the Hercules Plaza Loan on June 1, 1984. The Hercules Plaza Loan was subsequently restructured by Capital Loan Funding, L.P. and on October 5, 2000 was purchased by Prudential Mortgage Capital Company, LLC.

     HERCULES PLAZA BORROWER. D.C.L. Leasing Partners Limited Partnership, Ltd. -- VI is the borrower under the Hercules Plaza Loan. It is--

     IX. a single-purpose limited partnership formed under the laws of the State of Delaware, and

     X.   owned indirectly 49.9% by Dana Corporation and 49.9% by Cilcorp, Inc.

     ENCUMBERED INTEREST. The Hercules Plaza Loan is secured by a mortgage lien on--

     XI. the leasehold interest of the related borrower in the Hercules Plaza Property, and

     XII. the fee interest of the fee owner in the Hercules Plaza Property.

Notwithstanding such subordination of the fee interest, upon a foreclosure by the lender, the fee interest must be deeded back to the ground lessor, Hercules Incorporated.

         THE HERCULES PLAZA PROPERTY. The Hercules Plaza Property is a 2.00 acre property located in Wilmington, Delaware. It is improved by a 12-story office building that was built in 1984. The improvements are comprised of 532,974 rentable square feet of office space and an underground parking garage with 135 parking spaces.

         The entire Hercules Plaza Property is subleased by the related borrower to Hercules Incorporated pursuant to a triple net lease .

         PROPERTY MANAGEMENT. Due to the triple net nature of the sublease, the related borrower does not directly manage the Hercules Plaza Property; however, Investment Management Advisors, Inc., which has a 0.2% indirect ownership interest in the borrower, does provide administrative services on behalf of the related borrower and its affiliates.

         CASH MANAGEMENT/LOCKBOX. The borrower under the Hercules Plaza Loan has directed Hercules Incorporated, as subtenant, to deposit all rent payable under its sublease directly into an account with the lender's servicer. The lender has the right to apply such rent payments first to payments due and owing on the Hercules Plaza Loan, then to payment of rent under the ground lease and then to payment of amounts due under the subordinate loan, with the balance of such rent payments being remitted to the related borrower. Following the occurrence of an event of default, the

--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



lender may apply such rent payments in such order and in such manner as the lender may, in its sole discretion, determine.

         SUBORDINATE DEBT. The Hercules Plaza Property is subject to a subordinate mortgage in favor of Brandywine Gateway Corporation which secures an interest-only note in the original principal amount of $12,160,000. Other than this subordinate loan, the related borrower may not encumber the Hercules Plaza Property with subordinate financing without the consent of the holder of the Hercules Plaza Loan.

         GROUND LEASE. The related borrower holds its leasehold interest in the Hercules Plaza Property under a ground lease with Hercules Incorporated. The ground lease provides for quarterly ground lease payments of $88,875 or $355,500 annually for the initial term and each of the first five optional renewal terms, and monthly ground lease payments based upon the fair market value of the leased premises for each of the four remaining optional renewal terms. The ground lease expires on June 2, 2015, with nine successive renewal options of three years for the first option term and five years for each of the remaining eight option terms.



--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



4.   THE ALLIANCE GD FH F1 PORTFOLIO LOAN.
     General Characteristics of the Alliance GD FH F1 Portfolio Loan.

Cut-Off Date Principal Balance:               $39,491,001                Property Type:                  Multifamily
Loan Per Unit:                                $25,577                    Units:                          1,544
% of Initial Mortgage Pool Balance:           3.06%                      Location:                       Richmond, VA/
                                                                                                           Dallas, TX
Mortgage Loan Seller/Originator:              Column/Column              Year Built/Renovated:           1965/1998 & 1979/1999
Mortgage Interest Rate:                       8.640%                     Appraised Value:                $51,100,000
Maturity Date:                                April 1, 2010              Appraisal Date:                 April 1, 2000 and March
                                                                                                           6, 2000
ARD Loan:                                     No                         Encumbered Interest:            Fee
Anticipated Repayment Date:                   N/A                        Cut-Off Date LTV Ratio:         77.3%
Amortization Term:                            360                        Maturity/ARD LTV Ratio:         70.4%
Interest Calculation:                         Actual/360                 Occupancy Rate at U/W:          95%/94%
Call Protection:                              L (9.5), O (0.5)           Occupancy Date:                 August 25, 2000
Cross Collateralization/Default:              Yes                        Property Manager:               Alliance Residential
                                                                                                           Management, LLC
Single Asset/Portfolio:                       Portfolio                  U/W DSCR:                       1.22x



     Portfolio Schedule.
     ------------------
                                                                                       YEAR
                                                                                       BUILT/          APPRAISED
PROPERTY NAME           CITY            STATE           UNITS          OCCUPANCY       RENOVATED       VALUE           U/W NCF
-------------           ----            -----           -----          ---------       ---------       -----           -------
Seven Gables Apts.      Richmond        Virginia        1,184          95%             1965/1998       $38,500,000     $3,447,078
High Ridge Apts.        Dallas          Texas           360            94%             1979/1999       $12,600,000     $1,082,113



     Unit Mix Schedule: Seven Gables Apartments.
     -------------------------------------------

UNIT TYPE                    # UNITS                   AVERAGE RENT               MAXIMUM RENT
---------                    -------                   ------------               ------------

2 BR Units                   1,184                     $426                       $515


     Unit Mix Schedule: High Ridge Apartments.
     -----------------------------------------

UNIT TYPE                    # UNITS                   AVERAGE RENT               MAXIMUM RENT
---------                    -------                   ------------               ------------


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000


     Unit Mix Schedule: High Ridge Apartments.
     -----------------------------------------

UNIT TYPE              # UNITS           AVERAGE RENT               MAXIMUM RENT
---------              -------           ------------               ------------

1 BR Units             312               $469                       $610
2 BR Units             48                $716                       $760


     Escrow Schedule.
     ---------------

RESERVE TYPE                         INITIAL RESERVE DEPOSIT             MONTHLY RESERVE DEPOSIT
------------                         -----------------------             -----------------------

Engineering Escrow                   $302,563                            $0
Real Estate Tax Escrow               $153,374                            $38,343
Insurance Escrow                     $69,651                             $11,597
Contractual Replacement Reserve      $0                                  $32,167

         Operating History.
         -----------------


                                                                   TRAILING 12 MONTHS
                               1998              1999              (AS OF JUNE 30, 2000)      UNDERWRITTEN
                               ----              ----              ---------------------      ------------

Effective Gross Income         $6,512,005        $7,294,178        $7,662,199                 $7,973,728
Net Operating  Income          $3,727,667        $4,279,593        $4,578,498                 $4,915,191
Property Cash Flow             $3,341,667        $3,893,593        $4,193,398                 $4,529,191

     Alliance GD FH F1 Portfolio Borrower. Alliance GD FH F1 Limited Partnership is the borrower under the Alliance GD FH F1 Portfolio Loan. It is a single-purpose limited partnership formed under the laws of the State of Delaware.

     The Alliance GD FH F1 Properties. The Alliance GD FH F1 Properties are comprised of:

XIII. a 85.720 acre property located in Richmond, Virginia, which is improved by a 1,184-unit garden-style apartment complex known as the Seven Gables Apartments; and

XIV. a 10.206 acre property located in Dallas, Texas, which is improved by a 360-unit garden-style apartment complex known as the High Ridge Apartments.

     The Seven Gables property was constructed in phases between 1965 and 1975. The property was substantially renovated between 1998 and 1999. Based on the May 24, 2000 rent roll, the Seven Gables property is 95% occupied. Amenities at the property include two swimming pools, open parking, an on-site management office and extensive landscaping.

     The High Ridge Apartments property was built in 1979. The property consists of 19 three-story buildings. The property was substantially renovated between 1998 and 1999. Based on the August 25, 2000 rent roll, the High Ridge Apartments property is 94% occupied. Amenities at the High

--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



Ridge Apartments property include a fitness center, two laundry areas, a swimming pool, 544 parking spaces and limited access security gates.

     Property Management. The Alliance GD FH F1 Properties are each subject to a property management agreement between the related borrower and Alliance Residential Management, LLC, an affiliate of the related borrower. Alliance Residential Management, LLC manages 160 properties comprising over 45,000 units.

     Cash Management/Lockbox. The borrower under the Alliance GD FH F1 Portfolio Loan must cause all rents from the Alliance GD FH F1 Properties to be deposited into a rent account controlled by the lender within one day of receipt. Unless and until an event of default occurs under the Alliance GD FH F1 Portfolio Loan, the related borrower will have access to those funds.

5.   THE McCANDLESS TOWERS II LOAN.


     General Characteristics of the McCandless Towers II Loan.

Cut-Off Date Principal Balance:                $36,936,969                Property Type:                Office
Loan Per Sq. Ft.:                              $172.54                    Sq. Ft.:                      214,080
% of Initial Mortgage Pool Balance:            2.86%                      Location:                     Santa Clara, CA
Mortgage Loan Seller/Originator:               Column/Column              Year Built/Renovated:         1998/N/A
Mortgage Interest Rate:                        8.550%                     Appraised Value:              $63,500,000
Maturity Date:                                 July 1, 2025               Appraisal Date:               May 17, 2000
ARD Loan:                                      Yes                        Encumbered Interest:          Fee
Anticipated Repayment Date:                    July 1, 2010               Cut-Off Date LTV Ratio:       58.2%
Amortization Term:                             360                        Maturity/ARD LTV Ratio:       52.8%
Interest Calculation:                          Actual/360                 Occupancy Rate at U/W:        100%
Call Protection:                               L (9.5), O (0.5)           Occupancy Date:               May 17, 2000
Cross Collateralization/Default:               No                         Property Manager:             McCandless Management Corp.
Single Asset/Portfolio:                        Single Asset               U/W DSCR:                     1.35x

         Major Tenants at the McCandless Towers II Property.


                                                                                                             IN-PLACE
                                                                                   IN-PLACE                  ANNUALIZED
                               LEASE                             % OF TOTAL        ANNUALIZED                BASE RENT
TENANT NAME                    EXPIRATION     TENANT SF          TENANT SF         BASE RENT                 PER SQ. FT.
-----------                    ----------     ---------          ---------         ---------                 -----------

Network Associates, Inc.       3/31/13        208,368            97.3%             $4,687,390                $22.50
(Nasdaq)
Birk's Cafe                    3/31/09        5,712              2.7%              $150,532                  $26.35


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000





         Lease Expiration Schedule.
         -------------------------

                       NUMBER OF         SQ. FT. OF                        CUMULATIVE
YEAR                   LEASES            LEASES          % OF TOTAL        % OF
EXPIRATION             EXPIRING          EXPIRING        SQ. FT.           TOTAL SQ. FT.
----------             --------          --------        -------           -------------

2009                   1                 5,712           2.67%             2.67%
2013                   1                 208,368         97.33%            100%



         Escrow Schedule.
         ---------------

RESERVE TYPE                           INITIAL RESERVE DEPOSIT           MONTHLY RESERVE DEPOSIT
------------                           -----------------------           -----------------------

Real Estate Tax Escrow                 $163,755                          $40,939



         Operating History.
         -----------------
                                                                         TRAILING 12
                                                                          MONTHS
                                                                         (AS OF MAY 17,
                                  1997       1998        1999            2000)                   UNDERWRITTEN
                                  ----       ----        ----            --------------          ------------
Effective Gross Income            N/A        N/A         N/A             $5,845,249               $5,571,055
Net Operating Income              N/A        N/A         N/A             $4,746,756               $4,656,658
Property Cash Flow                N/A        N/A         N/A             $4,703,942               $4,613,844


     McCandless Towers II Borrower. Birk S. McCandless, LLC is the borrower under the McCandless Towers II Loan. It is--

XV. a single purpose limited liability company formed under the laws of the State of California,

XVI.  owned 1% by 3965 Freedom Circle Corp., the managing member,

XVII. controlled, through the managing member and the property manager, by Birk
      S. McCandless, a Silicon Valley office and R&D real estate developer.

         THE McCANDLESS TOWERS II PROPERTY. The McCandless Towers II Property is located in the 4.63 acre Marriott Business Park in Santa Clara, California. It is improved by a 11-story steel frame class A office building that was built in 1998. The improvements are comprised of 214,080 rentable square feet. The improvements at the McCandless Towers II Property also include a one-level, below grade parking garage with 370 parking spaces and 377 surface parking spaces.

--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000


     The McCandless Towers II Property is 100% leased to Informix Corporation and subleased to Network Associates Inc. Under the sublease agreement both Informix and Network Associates are responsible to perform under the original lease. The lease commenced on April 1, 1998 and expires on March 31, 2013. The tenant is responsible for all operating expenses, including management expenses, at the McCandless Towers II Property.

     PROPERTY MANAGEMENT. The McCandless Towers II Property is subject to a management agreement between the related borrower and McCandless Management Corp, an affiliate of the related borrower. McCandless Management Corp. is controlled by Birk S. McCandless, who actively controls the related borrower. Mr. McCandless has built and leased more than four million square feet of office and R&D space in the Silicon Valley.

     CASH MANAGEMENT/LOCKBOX. The borrower under the McCandless Towers II Loan must cause all rents from the McCandless Towers II Property to be deposited directly into a rent account. During the six-month period immediately preceding the anticipated repayment date, all excess cash flow will be trapped in a TI/LC reserve unless on or before the beginning of that period an executed refinance commitment is delivered to the lender.

     MEZZANINE DEBT. Principals of the related borrower are expressly permitted to incur mezzanine debt provided that the certain conditions in the mortgage instrument are satisfied.


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



6.   THE ALLIANCE GD FH F2 PORTFOLIO LOAN.

     General Characteristics of the Alliance GD FH F2 Portfolio Loan.

Cut-Off Date Principal Balance:                $30,282,599                 Property Type:                     Multifamily
Loan Per Unit:                                 $24,206.71                  Units:                             1,251
% of Initial Mortgage Pool Balance:            2.35%                       Location:                          Dallas, TX/
                                                                                                                Richmond VA
Mortgage Loan Seller/Originator:               Column/Column               Year Built/Renovated:              1974/1999 & 1969/1999
Mortgage Interest Rate:                        8.640%                      Appraised Value:                   $39,200,000
Maturity Date:                                 April 1, 2010               Appraisal Date:                    March 6, 2000 and
                                                                                                                April 1, 2000
ARD Loan:                                      No                          Encumbered Interest:               Fee
Anticipated Repayment  Date:                   N/A                         Cut-Off Date LTV Ratio:            77.3%
Amortization Term:                             360                         Maturity/ARD LTV Ratio:            65.0%
Interest Calculation:                          Actual/360                  Occupancy Rate at U/W:             96%/95%
Call Protection:                               L (9.5), O (0.5)            Occupancy Date:                    May 24, 2000 &
                                                                                                                July 18, 2000
Cross Collateralization/Default:               Yes                         Property Manager:                  Alliance Residential
                                                                                                                Management, LLC
Single Asset/Portfolio:                        Portfolio                   U/W DSCR:                          1.21x



         Portfolio Schedule.
         ------------------

                                                                                          YEAR
                                                                                          BUILT/          APPRAISED
PROPERTY NAME                   CITY            STATE         UNITS        OCCUPANCY      RENOVATED       VALUE           U/W NCF
-------------                   ----            -----         -----        ---------      ---------       -----           -------
Timbercreek Apartments          Dallas          Texas         1,083        96%            1974/1999       $35,000,000     $3,060,316
Deering Manor Apartments        Richmond        Virginia      168          95%            1969/1999       $4,200,000      $365,276



         Unit Mix Schedule:  Timbercreek Apartments.
         ------------------------------------------

UNIT TYPE                    # UNITS                   AVERAGE RENT               MAXIMUM RENT
---------                    -------                   ------------               ------------
Studio Units                 125                       $385                       $460
1 BR Units                   763                       $489                       $655
2 BR Units                   195                       $653                       $850


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



         Unit Mix Schedule:  Deering Manor.
         ---------------------------------

UNIT TYPE                    # UNITS                   AVERAGE RENT               MAXIMUM RENT
---------                    -------                   ------------               ------------
2 BR Units                   168                       $417                       $475

         Escrow Schedule.
         ---------------

RESERVE TYPE                            INITIAL RESERVE DEPOSIT     MONTHLY RESERVE DEPOSIT
------------                            -----------------------     -----------------------
Engineering Escrow                      $135,688                    $0
Real Estate Tax Escrow                  $277,293                    $69,323
Insurance Escrow                        $47,939                     $8,794
Contractual Replacement Reserve         $0                          $26,063

         Operating History.
         -----------------
                                                                TRAILING 12 MONTHS
                               1998            1999             (AS OF JUNE 30, 2000)    UNDERWRITTEN
                               ----            ----             ---------------------    ------------
Effective Gross Income         $  6,385,985    $  6,855,198     $  6,979,903             $  7,170,688
Net Operating Income           $  3,307,488    $  3,382,391     $  3,503,988             $  3,738,342
Property Cash Flow             $  2,994,738    $  3,069,641     $  3,191,238             $  3,425,592

     ALLIANCE GD FH F2 PORTFOLIO BORROWER. Alliance GD FH F2 Limited Partnership is the borrower under the Alliance GD FH F2 Portfolio Loan. It is a single-purpose limited partnership formed under the laws of the State of Delaware.

     THE ALLIANCE GD FH F2 PROPERTIES. The Alliance GD FH F2 Properties are comprised of:

XVIII. a 44.46 acre property located in Dallas, Texas, which is improved by a 1,083-unit garden-style apartment complex known as the Timbercreek Apartments; and

XIX. a 14.70 acre property located in Richmond, Virginia, which is improved by a 168-unit garden-style apartment complex known as the Deering Manor Apartments.

     The Timbercreek Apartments property was constructed in phases between 1974 and 1977. The property consists of 77 two-story and three-story buildings. The property was substantially renovated between 1998 and 1999. Based on the May 24, 2000 rent roll, the Timbercreek


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000


Apartments property is 96% occupied. Amenities at the property include an exercise room, business center, four laundry areas, four swimming pools and 1,400 parking spaces.

     The Deering Manor property was built in 1969. The property consists of 23 two-story buildings. The property was substantially renovated between 1998 and 1999. Based on the July 18, 2000 rent roll, the Deering Manor property is 95% occupied. Amenities at the Deering Manor property include a swimming pool, open parking, landscaping and an on-site management office.

     PROPERTY MANAGEMENT. The Alliance GD FH F2 Properties are each subject to a property management agreement between the related borrower and Alliance Residential Management, L.L.C., an affiliate of the related borrower. Alliance Residential Management, L.L.C. manages 160 properties comprising over 45,000 units.

     CASH MANAGEMENT/LOCKBOX. The borrower under the Alliance GD FH F2 Portfolio Loan must cause all rents from the Alliance GD FH F2 Properties to be deposited into a rent account controlled by the lender within one day of receipt. Unless and until an event of default occurs under the Alliance GD FH F2 Portfolio Loan, the related borrower will have access to those funds.

7.   THE COMMONS AT SUGARHOUSE LOAN.


     General Characteristics of the Commons at Sugarhouse Loan.
     ---------------------------------------------------------

Cut-Off Date Principal Balance:               $28,387,855             Property Type:                  Retail
Loan Per Sq. Ft.:                             $146.79                 Sq. Ft.:                        193,397
% of Initial Mortgage Pool Balance:           2.20%                   Location:                       Salt Lake City, UT
Mortgage Loan Seller/Originator:              Column/Column           Year Built/Renovated:           1999/N/A
Mortgage Interest Rate:                       8.130%                  Appraised Value:                $36,000,000
Maturity Date:                                October 1, 2010         Appraisal Date:                 February 21, 2000
ARD Loan:                                     No                      Encumbered Interest:            Fee
Anticipated Repayment Date:                   N/A                     Cut-Off Date LTV Ratio:         77.3%
Amortization Term:                            360                     Maturity/ARD LTV Ratio:         65.0%
Interest Calculation:                         Actual/360              Occupancy Rate at U/W:          97%
Call Protection:                              L (9.5), O (0.5)        Occupancy Date:                 August 1, 2000
Cross Collateralization/Default:              No                      Property Manager:               Johansen-Thackeray Commercial
                                                                                                        Real Estate Services, LC and
                                                                                                        The Boyer Company
Single Asset/Portfolio:                       Single Asset            U/W DSCR:                       1.23x



--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



     Major Tenants at The Commons at Sugarhouse Property.
     ---------------------------------------------------

                                                                                                      IN-PLACE
                                                                                   IN-PLACE           ANNUALIZED
                               LEASE                              % OF TOTAL       ANNUALIZED         BASE RENT
TENANT NAME                    EXPIRATION        TENANT SF        TENANT SF        BASE RENT          PER SQ. FT.
-----------                    ----------        ---------        ---------        ---------          -----------

Barnes & Noble
   Booksellers, Inc.           11/01/13          26,702           13.8%            $499,861           $18.72
Wild Oats Markets, Inc.        04/01/19          23,570           12.2%            $353,550           $15.00
Bed, Bath & Beyond, Inc.       12/01/09          21,127           10.9%            $445,216           $21.07

     Other tenants at The Commons at Sugarhouse Property include Old Navy Inc.
and Petco Animal Supplies, Inc.


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



         Lease Expiration Schedule.
         -------------------------

                 NUMBER OF         SQ. FT.                         CUMULATIVE
YEAR             LEASES            OF LEASES     % OF TOTAL        % OF
EXPIRATION       EXPIRING          EXPIRING      SQ. FT.           TOTAL SQ. FT.
----------       --------          --------      -------           -------------

2002             1                 9,000              4.65%        4.65%
2004             7                 15,759             8.15%        12.80%
2005             1                 2,343              1.21%        14.01%
2007             1                 6,000              3.10%        17.12%
2009             10                76,640            39.63%        56.74%
2010             2                 13,079             6.76%        63.51%
2013             1                 26,702            13.81%        77.31%
2015             1                 14,820             7.66%        84.98%
2019             1                 23,570            12.19%        97.16%

         Escrow Schedule.
         ---------------

RESERVE TYPE             INITIAL RESERVE DEPOSIT       MONTHLY RESERVE DEPOSIT
------------             -----------------------       -----------------------

Real Estate Tax Escrow   $390,000                      $32,500
Insurance Escrow         $22,917                       $2,083
TI/LC Reserve            $1,137,500                    $2,000

         Operating History.
         -----------------


                                                                           TRAILING 12 MONTHS
                                                                           (AS OF FEBRUARY 21,
                                1997         1998           1999           2000)                       UNDERWRITTEN
                                ----         ----           ----           -------------------         ------------
Effective Gross Income          N/A          N/A            N/A            $4,473,159                  $4,141,665
Net Operating Income            N/A          N/A            N/A            $3,522,259                  $3,265,478
Property Cash Flow              N/A          N/A            N/A            $3,367,436                  $3,110,655

     THE COMMONS AT SUGARHOUSE BORROWER. The Commons at Sugarhouse, L.C. is the borrower under The Commons at Sugarhouse Loan. It is--

XX. a single purpose limited liability company formed under the laws of the State of Utah, and

--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000


XXI. controlled, through its managers, by The Boyer Company and Johansen-Thackeray Commercial Real Estate Services, LC.

THE BOYER COMPANY HAS DEVELOPED OVER 11 MILLION SQUARE FEET OF RETAIL, OFFICE AND MEDICAL OFFICE SPACE. JOHANSEN-THACKERAY HAS DEVELOPED AND/OR MANAGED 12 MULTIFAMILY AND 18 COMMERCIAL PROJECTS.

     THE COMMONS AT SUGARHOUSE PROPERTY. The Commons at Sugarhouse Property is a
9.61 acre property located in Salt Lake City, Utah. It is improved by a 16-building retail project. Fifteen of the buildings were built during 1998 and 1999. One building, Guild Hall, was originally built in 1920 and was subject to major renovations in 1994. The improvements are comprised of 43,246 square feet of office space, 158,128 square feet of retail, a 177-space parking garage and 471 spaces of surface parking. Based on the August 1, 2000 rent roll, The Commons at Sugarhouse Property is 97% occupied by a total of 23 tenants.

     PROPERTY MANAGEMENT. The Commons at Sugarhouse Property is subject to a management agreement between the related borrower and Johansen-Thackeray Commercial Real Estate Services, LC and The Boyer Company, affiliates of the related borrower.






--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



8.   GATEWAY AT RANDOLPH APARTMENTS LOAN.

     General Characteristics of the Gateway at Randolph Apartments Loan.
     ------------------------------------------------------------------

Cut-Off Date Principal Balance:             $27,870,175                  Property Type:                  Multifamily
Loan per Unit:                              30,863.98                    Units:                          903
% of Initial Mortgage Pool Balance:         2.16%                        Location:                       Randolph Township, NJ
Mortgage Loan Seller/Originator:            PMCF/PMCC                    Year Built/Renovated:           1975/1999
Mortgage Interest Rate:                     8.020%                       Appraised Value:                $58,500,000
Maturity Date:                              June 1, 2010                 Appraisal Date:                 April 14, 2000
ARD Loan:                                   No                           Encumbered Interest:            Fee
Anticipated Repayment Date:                 N/A                          Cut-Off Date LTV Ratio:         47.6%
Amortization Term:                          300                          Maturity/ARD LTV Ratio:         39.5%
Interest Calculation:                       Actual/360                   Occupancy Rate at U/W:          100%
Call Protection:                            L (9.58), O (0.42)           Occupancy Date:                 May 17, 2000
Cross Collateralization/Default:            No                           Property Manager:               Value Realty, Inc.
Single Asset/Portfolio:                     Single Asset                 U/W DSCR:                       1.63x


         Unit Mix Schedule.
         -----------------

UNIT TYPE          # UNITS             AVERAGE RENT               MAXIMUM RENT
---------          -------             ------------               ------------

1 BR Units         787                 $807                       $995
2 BR Units         116                 $997                       $1,410

         Operating History.
         -----------------

                              1997               1998             1999               UNDERWRITTEN
                              ----               ----             ----               ------------
Effective Gross Income        $8,673,217         $8,673,645       $8,999,044         $8,643,278
Net Operating  Income         $4,927,912         $4,930,810       $5,125,526         $4,536,398
Property Cash Flow            $4,858,673         $4,480,901       $4,621,466         $4,242,923



     GATEWAY AT RANDOLPH APARTMENTS BORROWER. Center Grove Associates, LLC is the borrower under the Gateway at Randolph Apartments Loan. It is--

XXII. a single purpose limited liability company formed under the laws of the State of New Jersey, and



--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



XXIII. owned 100% by Center Grove Holdings, LLC, a New Jersey limited liability company.

     THE GATEWAY AT RANDOLPH APARTMENTS PROPERTY. The Gateway at Randolph Apartments Property is a 63.90 acre property located in Randolph Township, Morris County, New Jersey. It is improved by a 903 unit garden apartment project. Based on the May 17, 2000 rent roll, the Gateway at Randolph Apartments Property is 100% occupied.

     ESCROW INFORMATION. The Gateway at Randolph Apartments Loan does not require monthly payments into any real estate tax, insurance, or replacement reserves provided that--

     1.   no event of default has occurred, and

     2.   the debt service coverage ratio is at least 1.40x.

IN THE EVENT THE RELATED BORROWER FAILS TO PROVIDE PROOF OF PAYMENT OF THE REAL ESTATE TAXES OR INSURANCE PREMIUMS IN A TIMELY MANNER OR UPON THE OCCURRENCE OF AN EVENT OF DEFAULT OR IN THE EVENT THE DEBT SERVICE COVERAGE RATIO FALLS BELOW 1.40X, THE LENDER MAY REQUIRE THE BORROWER TO COMMENCE MONTHLY DEPOSITS TO AN IMPOUND ACCOUNT IN THE AMOUNTS OF $91,756.67 FOR REAL ESTATE TAXES AND $6,772.50 FOR INSURANCE PREMIUMS. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT OR IN THE EVENT THE DEBT SERVICE COVERAGE RATIO FALLS BELOW 1.40X, THE LENDER MAY REQUIRE THE RELATED BORROWER TO COMMENCE MONTHLY DEPOSITS IN THE AMOUNT OF $22,575 FOR THE FUTURE REPAIR OR REPLACEMENT OF THOSE ITEMS IDENTIFIED IN THE ENGINEERING REPORT.

     PROPERTY MANAGEMENT. The management arrangement between the related borrower and Value Realty, Inc. is under an oral agreement. Value Realty, Inc. has confirmed in a letter to the lender that the management fees are 5-1/2% of gross revenue.



--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000


9.   THE METROPLEX LOAN.

     General Characteristics of the Metroplex Loan.
     ---------------------------------------------

Cut-Off Date Principal Balance:             $27,441,129                Property Type:                 Office
Loan Per Sq. Ft.:                           $70.61                     Sq. Ft.:                       388,608
% of Initial Mortgage Pool Balance:         2.16%                      Location:                      Los Angeles, CA
Mortgage Loan Seller/Originator:            Column/Column              Year Built/Renovated:          1985/N/A
Mortgage Interest Rate:                     8.810%                     Appraised Value:               $36,400,000
Maturity Date:                              June 1, 2010               Appraisal Date:                January 5, 2000
ARD Loan:                                   No                         Encumbered Interest:           Fee
Anticipated Repayment Date:                 N/A                        Cut-Off Date LTV Ratio:        75.4%
Amortization Term:                          360                        Maturity/ARD LTV Ratio:        68.8%
Interest Calculation:                       Actual/360                 Occupancy Rate at U/W:         83%
Call Protection:                            L (9.5), O (0.5)           Occupancy Date:                August 1, 2000
Cross Collateralization/Default:            No                         Property Manager:              Jamison Properties, Inc.
Single Asset/Portfolio:                     Single Asset               U/W DSCR:                      1.34x


         Major Tenants at the Metroplex Property.
         ---------------------------------------
                                                                                                     IN-PLACE
                                                                            IN-PLACE                 ANNUALIZED
                       LEASE                              % OF TOTAL        ANNUALIZED               BASE RENT
TENANT NAME            EXPIRATION        TENANT SF        TENANT SF         BASE RENT                PER SQ. FT.
-----------            ----------        ---------        ---------         ---------                -----------
L.A. Care              4/1/01            100,966          26.0%             $140,018.55              $1.39


         Lease Expiration Schedule.
         -------------------------

                    NUMBER OF      SQ. FT.                         CUMULATIVE
YEAR                LEASES         OF LEASES        % OF TOTAL     % OF
EXPIRATION          EXPIRING       EXPIRING         SQ. FT.        TOTAL SQ. FT.
----------          --------       --------         -------        -------------
2000                1              2,971            0.77%          0.77%
2001                9              161,442          41.82%         42.58%
2002                8              26,449           6.85%          49.44%
2003                9              26,957           6.98%          56.42%
2004                5              24,957           6.46%          62.88%
2005                10             73,361           19.00%         81.88%
2007                3              21,982           5.69%          87.58%
2008                2              23,524           6.09%          93.67%
2010                1              2,550            0.66%          94.33%
2011                1              -                0.00%          94.33%


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



         Escrow Schedule.
         ---------------

RESERVE TYPE                        INITIAL RESERVE DEPOSIT          MONTHLY RESERVE DEPOSIT
------------                        -----------------------          -----------------------
Real Estate Taxes Reserve           $146,533                         $29,307
Insurance Escrow                    $0                               $3,862
L.A Care Reserve                    $0                               $40,000
Environmental Escrow                $625                             $0
TI & LC Reserve                     $0                               $20,000


         Operating History.
         -----------------
                                                                  TRAILING 12 MONTHS
                                                                  (AS OF APRIL 30,
                               1997               1998            2000)                UNDERWRITTEN
                               ----               ----            ------------------   ------------

Effective Gross Income         $6,833,978         $5,538,478      $5,913,894           $6,244,993
Net Operating Income           $3,987,238         $3,073,724      $4,029,734           $4,036,626
Property Cash Flow             $3,446,309         $2,532,795      $3,488,805           $3,495,697



     METROPLEX BORROWER. Metroplex, LLC is the borrower under the Metroplex Loan. It is--

XXIV. a single purpose limited liability company formed under the laws of the State of California, and

XXV.  owned 21% by Dr. David Lee, the managing member.

DR. DAVID LEE OWNS AND OPERATES OVER SEVEN MILLION SQUARE FEET OF OFFICE SPACE IN THE LOS ANGELES MARKET.


     THE METROPLEX PROPERTY. The Metroplex Property is an 18-story office building that was built in 1985 and is located in Los Angeles, California. The improvements are comprised of approximately 388,608 rentable square feet of offices, with some ground level retail space. The improvements at the Metroplex Property also include a seven-level parking garage with 850 parking spaces. Based on the August 1, 2000 rent roll, the Metroplex Property is 94% occupied by a total of 42 tenants.

     PROPERTY MANAGEMENT. The Metroplex Property is subject to a management agreement between the related borrower and Jamison Properties, Inc., an affiliate of the related borrower.



--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



Jamison Properties Inc. is controlled by Dr. David Lee and currently manages over seven million square feet of office space in the Mid-Wilshire District of Los Angeles, California.

     CASH MANAGEMENT/LOCKBOX. The borrower under the Metroplex Loan must cause all rents from the Metroplex Property to be deposited into a rent account within one business day of receipt. Unless and until an event of default occurs under the Metroplex Loan, the related borrower will have access to those funds.

10.  PALM PLAZA SHOPPING CENTER LOAN


     General Characteristics of the Palm Plaza Shopping Center Loan.
     --------------------------------------------------------------

Cut-Off Date Principal Balance:               $25,476,217               Property Type:                Retail
Loan Per Sq. Ft.:                             $74.42                    Sq. Ft.:                      342,338
% of Initial Mortgage Pool Balance:           1.97%                     Location:                     Temecula, CA
Mortgage Loan Seller/Originator:              PMCF/PMCC                 Year Built/Renovated:         1990/N/A
Mortgage Interest Rate:                       7.570%                    Appraised Value:              $34,750,000
Maturity Date:                                June 1, 2029              Appraisal Date:               March 15, 1999
ARD Loan:                                     Yes                       Encumbered Interest:          Fee
Anticipated Repayment Date:                   June 1, 2009              Cut-Off Date LTV Ratio:       73.3%
Amortization Term:                            360                       Maturity/ARD LTV Ratio:       65.6%
Interest Calculation:                         Actual/360                Occupancy Rate at U/W:        94%
Call Protection:                              L (9.42), O (0.58)        Occupancy Date:               August 8, 2000
Cross Collateralization/Default:              No                        Property Manager:             Kimco Realty Corporation
Single Asset/Portfolio:                       Single Asset              U/W DSCR:                     1.31x


         Major Tenants at the Palm Plaza Shopping Center Property.
         --------------------------------------------------------

                                                                                      IN-PLACE
                                                        % OF          IN-PLACE        ANNUALIZED
                           LEASE                        TOTAL         ANNUALIZED      BASE RENT
TENANT NAME                EXPIRATION     TENANT SF     TENANT SF     BASE RENT       PER SQ. FT.
-----------                ----------     ---------     ---------     ---------       -----------
Kmart                      11/30/17       86,479        25.3%        $207,000         $2.39
Food 4 Less                12/31/10       52,640        15.4%        $425,000         $8.07

--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000


     Lease Expiration Schedule.
     -------------------------

                                  SQ. FT. OF       % OF           CUMULATIVE
YEAR OF         NUMBER OF LEASES  LEASES           TOTAL          % OF
EXPIRATION      EXPIRING          EXPIRING.        SQ. FT.        TOTAL SQ. FT.
----------      --------          --------         -------        -------------

2000             5                 6,676            1.95%          1.95%
2001             8                 18,242           5.33%          7.28%
2002             12                34,267           10.01%         17.29%
2003             5                 7,652            2.24%          19.52%
2004             3                 11,637           3.40%          22.92%
2005             5                 16,415           4.79%          27.72%
2006             2                 34,355           10.04%         37.75%
2007             1                 14,200           4.15%          41.90%
2010             1                 52,640           15.38%         57.28%
2011             1                 4,500            1.31%          58.59%
2013             1                 6,000            1.75%          60.35%
2017             1                 86,479           25.26%         85.61%
2025             2                 -                0.00%          85.61%
2029             1                 29,650           8.66%          94.27%

     Escrow Schedule.
     ---------------

RESERVE TYPE                   INITIAL RESERVE      MONTHLY RESERVE DEPOSIT
------------                   ---------------      -----------------------

Real Estate Taxes Reserve      $130,832             $45,466
TI & LC Reserve                $200,000             $0
Replacement Reserve            $0                   $2,500



         Operating History.
         -----------------
                                          1997           1998              1999               T-12 2000       UNDERWRITTEN
                                          ----           ----              ----               ---------       ------------
Effective Gross Income                    $4,201,102     $4,425,442        $4,518,541         $4,404,197      $4,398,085
Net Operating Income                      $3,024,088     $3,085,810        $3,334,407         $3,234,180      $3,051,642
Net Cash Flow                             $2,887,534     $2,872,486        $3,307,501         $2,726,492      $2,842,851


     PALM PLAZA SHOPPING CENTER BORROWER. KIR Temecula L.P. is the borrower under the Palm Plaza Shopping Center Loan. It is--

XXVI. a single purpose limited partnership formed under the laws of the State of California,

XXVII. owned 0.5% by KIR Temecula 762 L.L.C., a Delaware limited liability company and its general partner, and 99.5% by Kimco Income Operating Partnership, L.P., a Delaware limited partnership, and


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



XXVIII. controlled by Kimco Income REIT, a Maryland real estate investment trust.

     THE PALM PLAZA SHOPPING CENTER PROPERTY. The Palm Plaza Shopping Center Property is a 37.78 acre property located in Temecula, California. It is improved by a single story anchored community shopping center that was built in 1990. The improvements are comprised of 342,338 rentable square feet.

     Based on a rent roll provided by the related borrower dated August 8, 2000, the Palm Plaza Shopping Center Property is 94.3% occupied. The Palm Plaza Shopping Center Property is occupied by 48 tenants, with the ten largest tenants accounting for 255,838 square feet or approximately 74.7% of the property's rentable area.

     ESCROW INFORMATION. The Palm Plaza Shopping Center Loan requires monthly deposits into an escrow account in an amount estimated to be sufficient to pay real estate taxes when due, except that prior to its anticipated repayment date and if no event of default is continuing under the Palm Plaza Shopping Center Loan documents, no deposits will be required for the proportionate share of taxes payable by either Kmart or Union Bank, but only so long as the applicable tenant is not in default under its lease and is both required to pay, and is actually paying, its share of the taxes directly to the taxing authority.

     The Palm Plaza Shopping Center Loan requires monthly deposits into an escrow account in an amount estimated to be sufficient to pay insurance premiums when due, but provides that, prior to the occurrence of a cash sweep event, if the related borrower prepays the insurance premiums, and provides evidence of payment to the lender, no such deposits will be collected.

     The borrower under the Palm Plaza Shopping Center Loan is obligated to make monthly payments of $10,000 during each ten month period prior to the expiration of the TJ Maxx lease. The borrower has deposited $200,000 into a second leasing reserve for the payment of leasing costs associated with the re-leasing of that portion of the Palm Plaza Shopping Center Property not occupied by TJ Maxx. The borrower may apply for disbursements of funds from this reserve in an amount equal to the lesser of the actual leasing costs incurred in connection with a new lease or $5.00 per rentable square foot of space leased under the new lease. All funds in the reserve shall be disbursed to the related borrower upon request at the time that both the TJ Maxx space and the portion of the space currently leased to Pier One Imports have been leased at specified minimum rents for a term ending on or after May 1, 2006.

     PROPERTY MANAGEMENT. The Palm Plaza Shopping Center Property is subject to a management agreement between the related borrower and Kimco Realty Corporation, an affiliate of the related borrower. Kimco Realty Corporation, together with its affiliates, is one of the nation's largest owners of neighborhood and community shopping centers. As of March 1, 2000, Kimco's portfolio included 400 shopping centers with approximately 62 million square feet of leasable area in 41 states throughout the United States.



--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC SERIES 2000-CKP1   COLLATERAL AND STRUCTURAL TERM SHEET  OCTOBER 16, 2000



     CASH MANAGEMENT/LOCKBOX. The borrower under the Palm Plaza Shopping Center Loan has agreed that from and after the earliest to occur of:

     1. an event of default under the Palm Plaza Shopping Center Loan documents,

     2. three months prior to the anticipated repayment date, unless, by that date, the Palm Plaza Shopping Center Borrower has a commitment for a loan to refinance the Palm Plaza Shopping Center Loan,

     3. the termination or expiration of the commitment letter referenced in clause 2. above, or

     4.   the anticipated repayment date, and

CONTINUING UNTIL THE PALM PLAZA SHOPPING CENTER LOAN IS REPAID IN FULL, ALL RENTS FROM THE PALM PLAZA SHOPPING CENTER PROPERTY WILL BE DEPOSITED INTO AN ACCOUNT CONTROLLED BY LENDER WITH A BANK APPROVED BY LENDER. AFTER THE OCCURRENCE OF A CASH SWEEP EVENT, AND AT THE LENDER'S REQUEST, ALL FUNDS DEPOSITED IN THE ACCOUNT WILL BE TRANSFERRED BY THE BANK TO AN ACCOUNT UNDER THE SOLE DOMINION AND CONTROL OF LENDER, TO BE APPLIED BY THE LENDER IN ACCORDANCE WITH THE TERMS OF THE PALM PLAZA SHOPPING CENTER LOAN DOCUMENTS.


--------------------------------------------------------------------------------
This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including, without limitation, assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

INFORMATION CONTAINED ON THIS DISKETTE DATED, OCTOBER 18, 2000, IS SUBJECT TO COMPLETION OR AMENDMENT.

This diskette relates to the DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 2000-CKP1, Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"). The information contained on this diskette is provided to facilitate your review of the collateral underlying the Offered Certificates. The information on this diskette constitutes a collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. While the information contained hereon is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. or any of their respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc., Salomon Smith Barney Inc. nor any of their respective affiliates makes any representations or warranties with respect to the information contained hereon or as to the appropriateness, usefulness or completeness of these materials. The information on this diskette is subject to errors, omissions and changes and is subject to modification or withdrawal at any time with or without notice. The information on this diskette supersedes any and all information contained in any previously furnished collateral term sheets and shall be superseded by any subsequently furnished similar materials. The information on this diskette shall be superseded by a final prospectus and prospectus supplement with respect to the Offered Certificates. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement with respect to the Offered Certificates has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents of this diskette are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. and their affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement relating to the Offered Certificates in making their investment decisions.

DLJ COMMERCIAL MORTGAGE CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-CKP1
PRELIMINARY INFORMATION
OCTOBER 16, 2000


   #    Property Name                                                    Management Company
------------------------------------------------------------------------------------------------------------------------------------

   1    437 Madison Avenue                                               Sage Realty Corporation
   2    Valencia Marketplace, Power Center                               DSB Properties, Inc.
   3    Hercules Plaza  (1)                                              Binswanger Management Corp.
   4    Alliance GD FH F1
  4a    Seven Gables Apartments                                          Alliance Residential Management, L.L.C.
  4b    High Ridge Apartments                                            Alliance Residential Management, L.L.C.
   5    McCandless Towers II                                             McCandless Management Corporation
   6    Alliance GD FH F2
  6a    Timbercreek Apartments                                           Alliance Residential Management, L.L.C.
  6b    Deering Manor Apartments                                         Alliance Residential Management, L.L.C
   7    Commons at Sugarhouse                                            Johansen-Thackeray Commercial Real
                                                                         Estate Services, LC and The Boyer Company
   8    Gateway at Randolph Apartments                                   Value Realty, Inc.
   9    Metroplex                                                        Jamison Properties, Inc.
  10    Palm Plaza Shopping Center                                       Kimco Realty Corporation
  11    Page Field Commons                                               Starwood Wasserman Management
  12    Poly Foam  (2A)                                                  Owner Managed
  13    Poly-Foam International, Inc.  (2A)                              Owner Managed
  14    The Genesis Loan
  14a   Autumn Ridge Apartments                                          Genesis Realty Management, Inc.
  14b   Summer Glen Apartments                                           Genesis Realty Management, Inc.
  15    Sterling University Crescent                                     Owner Managed
  16    Oakbrook Apartments                                              R.W. Day & Associates, Inc.
  17    One Bulfinch Place                                               Intercontinental Management
  18    Sandhurst Apartments                                             Scott Management Company
  19    Chandler Sunset Plaza                                            Mileski Development LLC
  20    Saddle Brook Apartments                                          Value Realty, Inc.
  21    Railway Express Building                                         Potomac Development Corp
  22    Hillcroft Apartments                                             Ceebraid-Signal Management Group
  23    Radisson Inn Harbourwalk  (2B)                                   Graves Hospitality Corporation
  24    Radisson Suite Hotel  (2B)                                       St. Cloud Suite Hotel, Inc.
  25    Highland Cove Retirement Community                               American Lifestyles, Inc.
  26    Regency Warehouse                                                Levco Development Corp.
  27    Silverado Ranch Center                                           Silverado Ranch Centre Mgmt. Co.
  28    Holiday Inn Orlando                                              Dimension Development Company, Inc.
  29    Carlton Village Apartments                                       Owner Managed
  30    Glenridge Apartments                                             Bridge Property Management
  31    2200 First Avenue South                                          Owner Managed
  32    Windmill Apartments                                              Bridge Property Management
  33    Kent Hill Plaza                                                  Gramor Development Washington
  34    Cheyenne Crest Apartments                                        Bridge Property Management
  35    Big Kmart - Midwest City                                         Kimco Realty Corporation
  36    Westgate Crossing Shopping Center                                CBL & Associates Management Inc.
  37    Big Kmart - Edmond                                               Kimco Realty Corporation
  38    One Cameron Place                                                Powers Companies, Inc.,d/b/a Madison
                                                                         Commercial Group
  39    Roseland Shopping Center                                         The Widewaters Group
  40    Big Kmart - Chicago                                              Kimco Realty Corporation
  41    Crystal Mountain Office Park  (2C)                               Libitzky Management Corporation
  42    Lake Pointe Center II  (2C)                                      Richard Berns Investments and
                                                                          Libitzky Manangement Corporation
  43    DoubleTree Hotel                                                 Erin Inc.
  44    Twelve Oaks Shopping Center                                      A.J.&C Garfunkel Company
  45    Streetsboro Market Square                                        The Coral Company
  46    Ravenswood Apartments                                            Fore Property Company
  47    Pembroke Office Park                                             Owner Managed
  48    Candlewood Hotel - Sacramento                                    Larkspur Hospitality
  49    Royal Jetstar Tech Center                                        Trinity Interests
  50    North Reading Plaza                                              Spaulding & Slye
  51    Cypress Springs Apartments                                       Elkor Properties, Inc.
  52    Sterling University Peaks                                        Owner Managed
  53    Kmart - Allen                                                    Owner Managed
  54    Hartville Center                                                 Owner Managed
  55    Pony Express Building                                            Owner Managed
  56    Willow Pond Apartments                                           Homes for America Holdings, Inc.
  57    Standard Dairy Apartments                                        WCR
  58    Edward's Office Portfolio
  58a   200 Newport Center Drive                                         Newport Center Management Co.
  58b   359 San Miguel Drive                                             Newport Center Management Co.
  58c   363 San Miguel Drive                                             Newport Center Management Co.
  59    Garfield Suites Hotel                                            Owner Managed
  60    Larry's Market                                                   Owner Managed
  61    Big-K Plaza                                                      Torrington Associates, LLC
  62    Granite Retail Portfolio
  62a   Campbell Park Shopping Center                                    Cedar Creek Realty, L.C.
  62b   Frankford Crest Shopping Center                                  Cedar Creek Realty, L.C.
  62c   Midway Village Shopping Center                                   Cedar Creek Realty, L.C.
  62d   Campbell Square Shopping Center                                  Cedar Creek Realty, L.C.
  63    Walnut Creek Apartments                                          Betz Realty Management, L.C.
  64    Royal Freeport Tech Center                                       Holt Companies
  65    100 Demarest Drive                                               Owner Managed
  66    Indian Run Village                                               Continental Communities Mgmt.
  67    210 Main Street                                                  Owner Managed
  68    Clearbrook Village Apartments                                    Alliance Residential Management, L.L.C.
  69    Brookdale Shopping Center                                        Owner Managed
  70    Courtyard by Marriott Hotel                                      SREE Incorporated
  71    Hamilton Park Apartments                                         Owner Managed
  72    Brookwood Shopping Center                                        Precor Realty Advisors, Inc.
  73    6329 Glenwood Office Building                                    Triple Net Properties, LLC
  74    Landmark Garden Apartments                                       Landmark Redevelopment, Inc.
  75    Applecreek Apartments                                            Genesis Realty Management, Inc.
  76    Plaza At The Pointe Shopping Center                              Equitable Realty, Inc.
  77    Ramblewood Apartments                                            Gold Crown Management Company
  78    Scottsdale Airpark II                                            Owner Managed
  79    New Market Square Shopping Center                                Plaza Associates, Inc.
  80    Maple Leaf Apartments                                            Westco Equities, Inc.
  81    The Shops at Fair Lakes                                          Peterson Retail Management LC
  82    Sunpark Apartments                                               Barron & Builders Management
  83    Carol Oaks Apartments                                            Price Realty Corporation
  84    Florida Computer Center                                          Ross Realty Investments, Inc.
  85    Tonawanda Manor                                                  Braunview Associates
  86    Woodridge Apartments                                             CNC Investments, Inc.
  87    Dunwoody Plaza                                                   The Simpson Organization, Inc.
  88    Schaumburg Plaza                                                 Centrum Properties, Inc.
  89    Whispering Oaks Mobile Home Park                                 Buckner Finance Company
  90    Harbor Technology Center                                         Essex Realty Management, Inc.
  91    Stove Works Office Building                                      Owner Managed
  92    Holy Cross Professional  Center                                  Rollins Real Estate Management, Co.
  93    Augusta Plaza Shopping Center                                    Dirigo Housing Associates
  94    Banana Republic                                                  Walnut Capital Management
  95    Forest Hills Apartments                                          Owner Managed
  96    West Marietta Retail Center                                      Coro Realty Advisors, LLC
  97    Regency Centre Office Complex                                    Polacorp, Inc.
  98    Southtowne Center                                                Owner Managed
  99    Pinetree Village Apartments                                      Owner Managed
  100   Weston Shoppes                                                   Olympia Partners
  101   Pine Trails Apartments                                           Kirkland Management Company, Inc
  102   Old County Road                                                  Owner Managed
  103   Cambridge Court Retirement Community                             Leisure Care
  104   Bryn Mawr Suites Apartments                                      Woodward Properties Inc.
  105   Bruno's Shopping Center                                          Owner Managed
  106   Laddins Rock                                                     Owner Managed
  107   Christine Place Apartments                                       Owned Managed
  108   Best Western Siesta Beach Resort                                 Owner Managed
  109   Richland Hills Apartments                                        S&S Property Management Co., Inc.
  110   Star Wholesale Florist, Inc.                                     International Captial, Inc.
  111   Office Depot                                                     Ari-El Enterprises, Inc.
  112   CVS Plaza - East Hartford                                        Berkshire Development
  113   CVS Plaza - Queensbury                                           Owner Managed
  114   Warehouse X/Lock-It Lockers                                      Equity Management Corporation
  115   Lazy Acres Estates                                               Continental Communities Mgmt.
  116   214 Main Street                                                  Owner Managed
  117   Office Depot at Woodhaven Village Square                         Rosen & Associates
  118   Winder Village Manufactured Housing Community  (2D)              Follett Investment Properties, Inc.
  119   Russell Village Manufactured Housing Community (2D)              Follett Investment Properties, Inc.
  120   Northway Plaza Shopping Center                                   Selective Development Company
  121   Phoenix Park Apartments                                          Owner Managed
  122   Eckerd's Drug Store - S. Main                                    Owner Managed
  123   Chabot Office Plaza                                              ADG Development & Investments, Inc.
  124   Middlefield Market Square Shopping Center                        Owner Managed
  125   Eckerd's Drug Store - N. Main                                    Owner Managed
  126   Gentry Plaza                                                     Columbus Pacific Properties
  127   The Meadows Apartments                                           Julian Investment Group II
  128   Miggy's Mall Shopping Center                                     Owner Managed
  129   Colony Square Apartments                                         White Property Management, Inc
  130   Eckerd's Drug Store - Kingston                                   Owner Managed
  131   Pueblo Point Ace Hardware                                        Owner Managed
  132   Five Star Business Park                                          Birkeland Cooper & Associates, LLC
  133   Eckerd's Drug Store - Half Moon                                  Owner Managed
  134   Oaks Apartments                                                  Brothers Management Company
  135   New England Place Apartments                                     BDB Properties
  136   1025 East Maple Office Building                                  Dietz Management
  137   Jaffe Eye Office Building                                        Ross Realty Investments, Inc.
  138   Calder Square, Phase II Apartments                               Barron Builders & Management
  139   North Mall                                                       County East Management Corp.
  140   Wekiva Executive Center                                          Robson Daniels Inc.
  141   The Kirkland Loan
 141a   Lakeview Arms Apartments                                         Kirkland Management Company, Inc.
 141b   Jackson Square Apartments                                        Kirkland Management Company, Inc.
  142   Office Max - Northwood                                           Carnegie Mgt & Development Corp.
  143   Office Max - Alexandria                                          Carnegie Management & Development Corp
  144   Foxpoint Commons                                                 VN Property Management, LLC
  145   Continental Terrace Apartments                                   Midwest Property Services, Inc.
  146   Cheyenne Mountain Center                                         Griffiths-Blessing, Inc.
  147   Circle K Plaza                                                   Sperry Van Ness Mullin
  148   Flamingo West Apartments                                         Owner Managed
  149   Big K Store                                                      EIG Realty
  150   St. Agnes Apartments                                             Stallard & Associates
  151   Richfield Court Apartments                                       Princeton Enterprises, L.L.C.
  152   Peconic Mini Storage                                             Mini-Storage Companies
  153   Heritage Estates Manufactured Housing Community                  Great Lakes Community Management Group, L.L.C.
  154   Academy Apartments                                               Owner Managed
  155   North By Northeast II Shoppes                                    Olympia Partners
  156   Warehouse II/Lock-It Lockers                                     Equity Management Corporation
  157   Mission Hill Apartments                                          Owner Managed
  158   Boston Square Shopping Center                                    Terry Properties, Ltd.
  159   Gaithersburg Shopping Center                                     Pinnacle Realty Management Co.
  160   Iteq Building                                                    Owner Managed
  161   Coliseum Self Storage                                            Turtle Creek Management, Inc
  162   Centre Square Apartments                                         R Squared Enterprises, LLC
  163   Emerald Lake Apartments                                          Trizel Commercial Real Estate Services, Inc.
  164   The Sun Prairie Apartments                                       Tarentino Properties
  165   7th Street Grocery                                               Jahansen-Thackeray, Inc.
  166   Eagle's Nest Office Building                                     Owner Managed
  167   New Augusta Shoppes                                              Olympia Partners
  168   Lakedale Apartments  (2E)                                        Owner Managed
  169   Liberty Apartments  (2E)                                         Owner Managed
  170   Sunshine Care Homes                                              JMS Properties
  171   1-9 Flatbush Avenue                                              Bullard Puchsing and Sales
  172   Pathmark Store No. 550                                           Mosbacher Properties Group
  173   Kmart Plaza - Minot                                              Coldwell Banker 1st Minot Realty & Management
  174   Villa Del Rio Apartments                                         Owner Managed
  175   Winchester Arms & Fox Chase Apartments                           Owner Managed
  176   Old Orchard II Apartments                                        Garfield Investment
  177   55-65 Merrick Road                                               Owner Managed
  178   5055 California Avenue                                           Owner Managed
  179   Castle Store & Lock                                              Owner Managed
  180   The Monterey/Sherbrooke Loan
 180a   Monterey Apartments                                              Owner Managed
 180b   Sherbrooke Apartments                                            Owner Managed
  181   Arctic Office Building                                           Owner Managed
  182   Lockheed Martin Building                                         FINSA Development Corporation
  183   Renton Highlands Center                                          Owner Managed
  184   Lansing Square Apartments                                        Owner Managed
  185   CVS #0742-01                                                     Owner Managed
  186   Pinewood Village Apartments                                      Styles Holdings II, Inc.
  187   Midway Commercial Building                                       Progressive Management Investments, Inc.
  188   Jersey Street Apartments                                         Owner Managed
  189   Preston Office Park                                              Owner Managed
  190   Fairmont Oaks Apartments                                         Owner Managed
  191   Premier Plaza Shopping Center                                    Owner Managed
  192   4404-4418 Walnut Street                                          Owner Managed
  193   Cumberland Technical Center                                      Cumberland Property Management
  194   Orchard Park Apartments                                          Owner Managed
  195   Quarry Ridge Apartments                                          Owner Managed
  196   Stoney Creek Apartments                                          William Penn Realty Group
  197   Plaza Apartments                                                 Owner Managed
  198   Gordon Portfolio
 198a   Mulberry Court Apartments                                        Owner Managed
 198b   6919 Walker Street                                               Owner Managed
 198c   5711 Erdrick Street                                              Owner Managed
  199   Warehouse I/Lock-It Lockers                                      Equity Management Corporation
  200   Park City Plaza                                                  Owner Managed
  201   Sunny Townhomes                                                  Owner Managed
  202   Town & Country Shopping Center                                   Zamagias Properties
  203   The Majestic Building                                            Owner Managed
  204   Royal Park Apartments                                            Owner Managed
  205   Greensburg Plaza                                                 Owner Managed
  206   Wilson Heights Apartments                                        Owner Managed
  207   Northway Court Shopping Center                                   Graves Hospitality Corporation
  208   Goodwill Retail Center                                           Owner Managed
  209   Warehouse IV/Lock-It Lockers                                     Equity Management Corporation
  210   Warehouse IX/Lock-It Lockers                                     Equity Management Corporation
  211   Morello Building                                                 Owner Managed
  212   Town North Villa Apartments                                      Owner Managed
  213   1137 North 13th Street Apartments  (2F)                          Owner Managed
  214   949-969 North 27th Street  (2F)                                  Owner Managed
  215   Summit Plaza                                                     Owner Managed
  216   Turney Square Apartments                                         Owner Managed
  217   1735 Central Avenue                                              The Howard Group Management
  218   Lake Street Apartments                                           Owner Managed
  219   Atwood & Barker Apartments                                       Owner Managed
  220   162 Myrtle Avenue                                                Owner Managed
  221   Summit Heights Apartments                                        Owner Managed
  222   40 Scitico Road                                                  Owner Managed
  223   Sunnyvale Trailer Park                                           Sunnydale Management
  224   Woodhaven Village Square                                         Noral Inc.
  225   North Gate Apartments  (2G)                                      Courtney's Real Estate & Auction Sales
  226   Salem Apartments  (2G)                                           Courtney's Real Estate & Auction Sales
  227   St. John's Office Building                                       Owner Managed
  228   Southlake Center                                                 Owner Managed
  229   Country Villa Apartments                                         Owner Managed
  230   Coach Light Apartments                                           Owner Managed
  231   4425 South 87th Street                                           Owner Managed
  232   Cosmos Apartments                                                Owner Managed


Total
/Weighted
Average:


  #    Address                                                         City                   County                   State
-----------------------------------------------------------------------------------------------------------------------------
  1    437 Madison Avenue                                              New York               New York                  NY
  2    25420-25710 The Old Road                                        Valencia               Los Angeles               CA
  3    1313 North Market Street                                        Wilmington             New Castle                DE
  4
  4a   11 Laburnam Avenue                                              Richmond               Henrico                   VA
  4b   8111 Manderville Lane                                           Dallas                 Dallas                    TX
  5    3965 Freedom Circle                                             Santa Clara            Santa Clara               CA
  6
  6a   6001 Skillman Street                                            Dallas                 Dallas                    TX
  6b   2720 Hopkins Road                                               Richmond               Chesterfield              VA
  7    2100 South Highland Drive                                       Salt Lake City         Salt Lake City            UT
  8    44 Center Grove Road                                            Randolph Township      Morris                    NJ
  9    3530 Wilshire Boulevard                                         Los Angeles            Los Angeles               CA
  10   26479 Ynez Road                                                 Temecula               Riverside                 CA
  11   5043 South Cleveland Avenue                                     Fort Myers             Lee                       FL
  12   1311 Majestic Drive                                             Fremont                Sandusky                  OH
  13   1411 Majestic Drive                                             Fremont                Sandusky                  OH
  14
 14a   9607 Wickersham Road                                            Dallas                 Dallas                    TX
 14b   9624 Rolling Rock Lane                                          Dallas                 Dallas                    TX
  15   4500 Burbank Drive                                              Baton Rouge            East Baton Rouge Parish   LA
  16   5055 Nicholson Drive                                            Baton Rouge            East Baton Rouge Parish   LA
  17   One Bulfinch Place                                              Boston                 Suffolk                   MA
  18   30582 Sandhurst Drive                                           Roseville              Macomb                    MI
  19   Northeast Corner of Ray and Rural Roads                         Chandler               Maricopa                  AZ
  20   49 Finnigan Avenue                                              Saddle Brook Township  Bergen                    NJ
  21   900 Second Street, N.E.                                         Washington             N/A                       DC
  22   10 Clapboard Ridge Road                                         Danbury                Fairfield                 CT
  23   223 Gaslight Circle                                             Racine                 Racine                    WI
  24   404 W. St. Germain                                              St. Cloud              Stearns                   MN
  25   3750 South Highland Drive                                       Salt Lake City         Salt Lake                 UT
  26   100 Adams Street                                                Clinton                Worcester                 MA
  27   9715, 9725, 9775, 9785 S. Maryland Parkway                      Las Vegas              Clark                     NV
  28   5905 South Kirkman Road                                         Orlando                Orange                    FL
  29   3331 Route 94 South                                             Hardyston Township     Sussex                    NJ
  30   4770 Nightingale Drive                                          Colorado Springs       El Paso                   CO
  31   2200 First Avenue South                                         Seattle                King                      WA
  32   4165 Lacy Lane                                                  Colorado Springs       El Paso                   CO
  33   25610-26004 104th Avenue, SE                                    Kent                   King                      WA
  34   4008 Westmeadow Drive                                           Colorado Springs       El Paso                   CO
  35   5701 East Reno Avenue                                           Midwest City           Oklahoma                  OK
  36   660 Spartan Boulevard                                           Spartanburg            Spartanburg               SC
  37   2501 South Broadway                                             Edmond                 Oklahoma                  OK
  38   7901 Cameron Road                                               Austin                 Travis                    TX
  39   3225 Route 364                                                  Canandaigua            Ontario                   NY
  40   1710 North Kostner Avenue                                       Chicago                Cook                      IL
  41   9433 Bee Caves Road                                             Austin                 Travis                    TX
  42   11612 Bee Caves Road                                            Austin                 Travis                    TX
  43   1230 Congress Street                                            Portland               Cumberland                ME
  44   5500 Abercorn Street                                            Savannah               Chatham                   GA
  45   9240-9298 Market Square Drive & 9424 State Route 14             Streetsboro            Portage                   OH
  46   401 West Pine Avenue                                            Lompoc                 Santa Barbara             CA
  47   281 Independence Boulevard                                      Virginia Beach         Virginia Beach City       VA
  48   555 Howe Avenue                                                 Sacramento             Sacramento                CA
  49   4040 Royal Lane                                                 Irving                 Dallas                    TX
  50   72 Main Street                                                  North Reading          Middlesex                 MA
  51   210 Welcome Way                                                 Fern Park              Seminole                  FL
  52   2985 E. Aurora Avenue                                           Boulder                Boulder                   CO
  53   111 North Central Expressway                                    Allen                  Collin                    TX
  54   839-907 West Maple                                              Hartville              Stark                     OH
  55   2236 Lower Lake Road & 2307 Alabama Street                      St. Joseph             Buchanan                  MO
  56   6003 Abrams Road                                                Dallas                 Dallas                    TX
  57   2808 Northeast Martin Luther King Jr. Boulevard                 Portland               Multnomah                 OR
  58
 58a   200 Newport Center Drive                                        Newport Beach          Orange                    CA
 58b   359 San Miguel Drive                                            Newport Beach          Orange                    CA
 58c   363 San Miguel Drive                                            Newport Beach          Orange                    CA
  59   2 Garfield Place                                                Cincinnati             Hamilton                  OH
  60   12323 120th Place NE                                            Kirkland               King                      WA
  61   681 Main Street                                                 Torrington             Litchfield                CT
  62
 62a   3443 W. Campbell Road (Big Spring Road)                         Garland                Dallas                    TX
 62b   6911 Frankford Road                                             Dallas                 Collin                    TX
 62c   19021 Midway Road                                               Dallas                 Denton                    TX
 62d   955 East Campbell Road                                          Richardson             Dallas                    TX
  63   11411 Green Plaza Drive                                         Houston                Harris                    TX
  64   4343 Royal Lane                                                 Irving                 Dallas                    TX
  65   100 Demarest Drive                                              Wayne Township         Passaic                   NJ
  66   1 Lenape Way                                                    Honey Brook            Chester                   PA
  67   210 Main Street                                                 Hackensack             Bergen                    NJ
  68   3516 Tall Oaks Circle                                           Memphis                Shelby                    TN
  69   2500 8th Street South                                           Moorhead               Clay                      MN
  70   16700 Northcross Drive                                          Huntersville           Mecklenburg               NC
  71   6300 Ranchester Drive                                           Houston                Harris                    TX
  72   9000 South Western Avenue                                       Oklahoma City          Cleveland                 OK
  73   6329 Glenwood Avenue                                            Overland Park          Johnson                   KS
  74   1551 West Airport Freeway                                       Irving                 Dallas                    TX
  75   9874 Dalecrest Drive                                            Dallas                 Dallas                    TX
  76   35248-35324 23 Mile Road                                        New Baltimore          Macomb                    MI
  77   155 Briarwood Road                                              Fort Collins           Larimer                   CO
  78   16001 North Greenway-Hayden Loop and 16000 North 80th Street    Scottsdale             Maricopa                  AZ
  79   1040 Henderson Drive                                            Jacksonville           Onslow                    NC
  80   7150, 7170 & 7190 North Maple Avenue                            Fresno                 Fresno                    CA
  81   12701-12735 Shoppes Lane                                        Fairfax                Fairfax                   VA
  82   2205 North Frazier                                              Conroe                 Montgomery                TX
  83   7412 Ederville Road                                             Fort Worth             Tarrant                   TX
  84   7841-7919 Pines Boulevard                                       Pembroke Pines         Broward                   FL
  85   111 Ensminger Road                                              Tonawanda              Erie                      NY
  86   301 North FM 1417                                               Sherman                Grayson                   TX
  87   1410 Dunwoody Village Parkway                                   Atlanta                Dekalb                    GA
  88   1443 West Schaumburg Road                                       Schaumburg             Cook                      IL
  89   315 Barricks Road                                               Brooks                 Bullitt                   KY
  90   20280-20300 Del Amo Boulevard                                   Torrance               Los Angeles               CA
  91   112 Krog Street                                                 Atlanta                Fulton                    GA
  92   2415 Musgrove Road                                              Silver Spring          Montgomery                MD
  93   48-54 Western Avenue                                            Augusta                Kennebec                  ME
  94   5542 Walnut Street                                              Pittsburgh             Allegheny                 PA
  95   5003-5017 & 5049 West 159th Street                              Oak Forest             Cook                      IL
  96   Dallas Highway & Villa Rica Road                                Marietta               Cobb                      GA
  97   8202 Clearvista Parkway                                         Indianapolis           Marion                    IN
  98   10331 and 10317 South State Street                              Sandy                  Salt Lake                 UT
  99   7500 Broadway                                                   Denver                 Adams                     CO
 100   4000 West 106th Street                                          Carmel                 Hamilton                  IN
 101   552 Spring Ridge Road                                           Clinton                Hinds                     MS
 102   1725 Old County Road                                            San Carlos             San Mateo                 CA
 103   1109 Sixth Avenue North                                         Great Falls            Cascade                   MT
 104   5100 Lebanon Avenue                                             Philadelphia           Philadelphia              PA
 105   8020 & 8050 Highway 72 West                                     Madison                Madison                   AL

 106   497-501 West Main Street                                        Stamford               Fairfield                 CT
 107   248 North MacDonald Street and 239 North Robson Street          Mesa                   Maricopa                  AZ
 108   5311 Ocean Boulevard                                            Sarasota               Sarasota                  FL
 109   5800 Maudina Drive                                              Nashville              Davidson                  TN
 110   8223 Stemmons Freeway                                           Dallas                 Dallas                    TX
 111   41690 Ford Road                                                 Canton                 Wayne                     MI
 112   Main Street & Burnside Avenue                                   East Hartford          Hartford                  CT
 113   216 Quaker Road                                                 Queensbury             Warren                    NY
 114   1560 Frazee Road                                                San Diego              San Diego                 CA
 115   5510 Stettin Drive                                              Wausau                 Marathon                  WI
 116   214 Main Street                                                 Hackensack             Bergen                    NJ
 117   23420 Allen Road                                                Woodhaven              Wayne                     MI
 118   398 Fairview Avenue                                             Winder                 Barrow                    GA
 119   1025 Midland Avenue                                             Winder                 Barrow                    GA
 120   5300 - 5348 Dixie Highway                                       Waterford Township     Oakland                   MI
 121   369 Long Hill Road                                              Groton                 New London                CT
 122   209 Mount Zoar a/k/a 400-404 South Main Street                  Elmira                 Chemung                   NY
 123   4780 Chabot Drive                                               Pleasanton             Alameda                   CA
 124   15401-15439 West High Street                                    Middlefield            Geauga                    OH
 125   119 Second Street a/k/a 350 - 368 North Main Street             Elmira                 Chemung                   NY
 126   980-1018 Morse Road                                             Columbus               Franklin                  OH
 127   341 Stelton Road                                                Xenia                  Greene                    OH
 128   9 Fox Run Center                                                East Stroudsburg       Monroe                    PA
 129   3020 Colquitt Road                                              Shreveport             Caddo Parish              LA
 130   479 Broadway                                                    Kingston               Ulster                    NY
 131   13811 North Tatum Boulevard                                     Phoenix                Maricopa                  AZ
 132   13914-13932 Valley Boulevard                                    La Puente              Los Angeles               CA
 133   1483 U.S. Route 9                                               Halfmoon               Saratoga                  NY
 134   1912 South 5th Street                                           Waco                   McLennan                  TX
 135   707-829 West Maple                                              Clawson                Oakland                   MI
 136   1025 East Maple Road                                            Birmingham             Oakland                   MI
 137   18999 Biscayne Boulevard                                        Aventura               Miami-Dade                FL
 138   1111 West Main Street                                           League City            Galveston                 TX
 139   68-100 Old Riverhead Road                                       Westhampton Beach      Suffolk                   NY
 140   1706 East Semoran Boulevard                                     Apopka                 Orange                    FL
 141
 141a  800 Magee Drive                                                 Brookhaven             Lincoln                   MS
 141b  730 North Jackson Street                                        Brookhaven             Lincoln                   MS
 142   2802 Curtice Road                                               Northwood              Wood                      OH
 143   4525 Highway 29 South                                           Alexandria             Douglas                   MN
 144   13701-13795 West Jewell Avenue                                  Lakewood               Jefferson                 CO
 145   3315 East Longview Avenue                                       Bloomington            Monroe                    IN
 146   1650 and 1660 East Cheyenne Mountain Boulevard                  Colorado Springs       El Paso                   CO
 147   4355 East University Drive                                      Mesa                   Maricopa                  AZ
 148   3707 West Idlewild Avenue                                       Tampa                  Hillsborough              FL
 149   431 N.E. 19th Avenue                                            Ruskin                 Hillsborough              FL
 150   1350 North Meridian Street                                      Indianapolis           Marion                    IN
 151   3281 Richfield Road                                             Flint                  Genesee                   MI
 152   345 Flanders Road                                               Flanders               Suffolk                   NY
 153   600 South Maplewood Drive                                       Rantoul                Champaign                 IL
 154   9115 Academy Road                                               Philadelphia           Philadelphia              PA
 155   8200 Block East 96th Street                                     Fishers                Hamilton                  IN
 156   3636 East Washington Street                                     Phoenix                Maricopa                  AZ
 157   256 Parker Hill Avenue & 197 Calumet Street                     Roxbury                Suffolk                   MA
 158   19600-19654 West 130th Street                                   Strongsville           Cuyahoga                  OH
 159   841-861 Russell Avenue                                          Gaithersburg           Montgomery                MD
 160   4422 FM-1960                                                    Houston                Harris                    TX
 161   1121 North Coliseum Boulevard                                   Fort Wayne             Allen                     IN
 162   2135 Payne Street                                               Las Cruces             Dona Ana                  NM
 163   1700 Northeast 133rd Street                                     North Miami            Dade                      FL
 164   911 Sun Prairie Drive                                           Houston                Harris                    TX
 165   7645 South 700 East                                             Sandy                  Salt Lake                 UT
 166   4420 Hotel Circle Court                                         San Diego              San Diego                 CA
 167   7111 Georgetown Road                                            Indianapolis           Marion                    IN
 168   2921 Kendale Drive                                              Dallas                 Dallas                    TX
 169   2530 Community Drive                                            Dallas                 Dallas                    TX
 170   12725-12750 Monte Vista Road                                    Poway                  San Diego                 CA
 171   1-9 Flatbush Avenue                                             Brooklyn               Kings                     NY
 172   176-182 West Chelten Avenue                                     Philadelphia           Philadelphia              PA
 173   One 20th Avenue Southeast                                       Minot                  Ward                      ND
 174   5817 Boca Raton Boulevard                                       Fort Worth             Tarrant                   TX
 175   1706 and 3408 Rhawn Street,                                     Philadelphia           Philadelphia              PA
        417-19 Chandler Street,
        304-6 Loney Street and
        7312-14 Rockwell Street
 176   4330 Keller Road                                                Holt                   Ingham                    MI
 177   55-65 Merrick Road                                              Amityville             Suffolk                   NY
 178   5055 California Avenue                                          Bakersfield            Kern                      CA
 179   1861 Dixie Highway                                              Hamilton               Butler                    OH
 180
 180a  748-768 New Britain Avenue                                      Hartford               Hartford                  CT
 180b  90-118 Sherbrooke Avenue                                        Hartford               Hartford                  CT
 181   3940 Arctic Boulevard                                           Anchorage              Anchorage                 AK
 182   2717 Airport Drive                                              Harlingen              Cameron                   TX
 183   1190 Sunset Boulevard NE                                        Renton                 King                      WA
 184   11152 East 16th Street                                          Aurora                 Adams                     CO
 185   90 Garth Road                                                   Scarsdale              Westchester               NY
 186   1258 Sunset Boulevard                                           Jesup                  Wayne                     GA
 187   2470-2512 University Avenue West                                St. Paul               Ramsey                    MN
 188   136 Jersey Street                                               Waterbury              New Haven                 CT
 189   9741 Preston Road                                               Frisco                 Collin                    TX
 190   4210 Young Street                                               Pasadena               Harris                    TX
 191   601 West Parker Road                                            Plano                  Collin                    TX
 192   4404-4418 Walnut Street                                         Philadelphia           Philadelphia              PA
 193   4311 West Waters Avenue                                         Tampa                  Hillsborough              FL
 194   1327 East 64th  Street                                          Tulsa                   Tulsa                    OK
 195   1031 South Brookside                                            Independence           Jackson                   MO
 196   410 East Hinckley Avenue                                        Ridley Park Borough    Delaware                  PA
 197   130, 140 & 150 Southwest 8th Street                             Pompano Beach          Broward                   FL
        and 840 Southwest 3rd Avenue
 198
 198a  4015 Devereaux Street                                           Philadelphia           Philadelphia              PA
 198b  6919 Walker Street                                              Philadelphia           Philadelphia              PA
 198c  5711 Erdrick Street                                             Philadelphia           Philadelphia              PA
 199   1135 West Broadway Road                                         Tempe                  Maricopa                  AZ
 200   8600 State Road 84                                              Davie                  Broward                   FL
 201   8731 North 30th Street                                          Tampa                  Hillsborough              FL
 202   106 East Parker Street                                          Baxley                 Appling                   GA
 203   7 East Bijou Street                                             Colorado Springs       El Paso                   CO
 204   75 and 100 Southwest 10th Street                                Fort Lauderdale        Boward                    FL
        and 100 Southwest 9th Street
 205   1807 North Broadway Street                                      Greensburg             Decatur                   IN
 206   4908 36th Avenue                                                Kenosha                Kenosha                   WI
 207   1501 Northway Drive                                             St. Cloud              Stearns                   MN
 208   17450 Meinig Avenue                                             Sandy                  Clackamas                 OR
 209   2825 North 1st Avenue                                           Tucson                 Pima                      AZ
 210   4115 East Speedway Boulevard                                    Tucson                 Pima                      AZ
 211   2565 Northwest 1st Avenue                                       Boca Raton             Palm Beach                FL
 212   1805 North Frances Street                                       Terrell                Kaufman                   TX
 213   1137 North 13th Street                                          Milwaukee              Milwaukee                 WI
 214   949-969 North 27th Street                                       Milwaukee              Milwaukee                 WI
 215   894-896 Summit Street                                           Round Rock             Williamson                TX
 216   301 West Turney Avenue                                          Phoenix                Maricopa                  AZ
 217   1735 Central Avenue                                             Colonie                Albany                    NY
 218   2199-2207 South Lake Street                                     Salt Lake City         Salt Lake                 UT
 219   22 Atwood Street and 185 Barker Street                          Hartford               Hartford                  CT
 220   162 Myrtle Avenue                                               Stamford               Fairfield                 CT
 221   3727-3735 Summit Street and                                     Kansas City            Jackson                   MO
        712-722 West 38th Street
 222   40 Scitico Road                                                 Somers                 Tolland                   CT
 223   1360 New Louden Road                                            Latham                 Albany                    NY
 224   23200 Allen Road                                                Woodhaven              Wayne                     MI
 225   1323 North Fourth Street                                        Toronto                Jefferson                 OH
 226   837-849 East 3rd Street                                         Salem                  Columbiana                OH
 227   1811 St. Johns Avenue                                           Highland Park          Lake                      IL
 228   2303-2339 Kirkwood Drive                                        Houston                Harris                    TX
 229   1099 Lago Vista Boulevard                                       Eastland               Eastland                  TX
 230   2405 East Park Row Drive                                        Arlington              Tarrant                   TX
 231   4425 South 87th Street                                          Omaha                  Douglas                   NE
 232   1510 Avenue L                                                   Plano                  Collin                    TX



Total
/Weighted
Average:

                                                                                     Units/
                                                                                    Sq. Ft./
               Zip                                       Property      Mortgage      Rooms/    Fee Simple/   Year    Year
     #         Code            Property Type             Sub-type      Loan Seller    Pads      Leasehold    Built Renovated
-----------------------------------------------------------------------------------------------------------------------------
     1        10022    Office                                          Column        782,921    Leasehold    1967    1996
     2        91381    Retail                            Anchored      PMCF          528,019       Fee       1998     N/A
     3        19801    Office                                          PMCF          532,974    Leasehold    1984     N/A
     4                                                                 Column
    4a        23223    Multifamily                                                     1,184       Fee       1965    1998
    4b        75231    Multifamily                                                       360       Fee       1979    1999
     5        95054    Office                                          Column        214,080       Fee       1998     N/A
     6                                                                 Column
    6a        75231    Multifamily                                                     1,083       Fee       1974    1999
    6b        23234    Multifamily                                                       168       Fee       1969    1999
     7        84106    Retail                            Anchored      Column        193,397       Fee       1999     N/A
     8        07869    Multifamily                                     PMCF              903       Fee       1975    1999
     9        90010    Office                                          Column        388,608       Fee       1985     N/A
    10        92591    Retail                            Anchored      PMCF          342,338       Fee       1990     N/A
    11        33907    Retail                            Anchored      KeyBank       264,399    Leasehold    1999     N/A
    12        43420    Industrial                                      KeyBank       431,852       Fee       1993     N/A
    13        43420    Industrial                                      KeyBank       407,872       Fee       1995     N/A
    14                                                                 Column
    14a       75238    Multifamily                                                       288       Fee       1974    1993
    14b       75238    Multifamily                                                       206       Fee       1974    1992
    15        70820    Multifamily                                     KeyBank           196       Fee       1999     N/A
    16        70820    Multifamily                                     KeyBank           240       Fee       1975    1999
    17        02114    Office                                          PMCF           82,726       Fee       1973    1998
    18        48066    Multifamily                                     PMCF              328       Fee       1990     N/A
    19        85226    Retail                         Shadow Anchored  KeyBank       126,218       Fee       1999     N/A
    20        07663    Multifamily                                     PMCF              368       Fee       1966     N/A
    21        20002    Office                                          KeyBank       108,606       Fee       1905    1989
    22        06811    Multifamily                                     KeyBank           192       Fee       1972    1999
    23        53403    Hotel                          Limited Service  PMCF              121       Fee       1994    1997
    24        56301    Hotel                           Full Service    PMCF              103       Fee       1990     N/A
    25        84106    Independent/Assisted Living                     Column            270  Fee/Leasehold  1986     N/A
    26        01510    Industrial                                      Column        344,000       Fee       2000     N/A
    27        89123    Retail                            Anchored      KeyBank        92,163       Fee       2000     N/A
    28        32819    Hotel                           Full Service    Column            390  Fee/Leasehold  1972    1998
    29        07419    Multifamily                                     KeyBank           240       Fee       1968     N/A
    30        80918    Multifamily                                     PMCF              220       Fee       1984     N/A
    31        98134    Office                                          KeyBank        93,119       Fee       1909    1999
    32        80916    Multifamily                                     PMCF              304       Fee       1984     N/A
    33        98031    Retail                            Anchored      PMCF          108,045       Fee       1987    2000
    34        80906    Multifamily                                     PMCF              208       Fee       1985     N/A
    35        73110    Retail                            Anchored      PMCF           99,433       Fee       1983     N/A
    36        29301    Retail                            Anchored      KeyBank       157,247       Fee       1987    2000
    37        73013    Retail                            Anchored      PMCF           97,527       Fee       1994     N/A
    38        78752    Office                                          Column        112,225       Fee       1986    1999
    39        14424    Retail                            Anchored      KeyBank       199,193       Fee       1988     N/A
    40        60639    Retail                            Anchored      PMCF          109,441       Fee       1978    1998
    41        78733    Office                                          Column         56,507       Fee       1997     N/A
    42        78733    Office                                          Column         41,112       Fee       1998     N/A
    43        04102    Hotel                           Full Service    PMCF              149       Fee       1973    1998
    44        31405    Retail                            Anchored      KeyBank       105,529       Fee       1984    1994
    45        44241    Retail                            Anchored      KeyBank       135,410       Fee       1997     N/A
    46        93436    Multifamily                                     KeyBank           204       Fee       1985     N/A
    47        23462    Office                                          Column        294,896       Fee       1978    1995
    48        95825    Hotel                          Limited Service  PMCF              126       Fee       1998     N/A
    49        75063    Office                                          KeyBank        92,630       Fee       1999     N/A
    50        01867    Retail                            Anchored      PMCF          153,935       Fee       1971    1997
    51        32730    Multifamily                                     PMCF              272       Fee       1973    1999
    52        80303    Multifamily                                     KeyBank           192       Fee       1965    1998
    53        75002    Retail                            Anchored      Column        119,000       Fee       1999     N/A
    54        44632    Retail                            Anchored      KeyBank       109,396       Fee       1988     N/A
    55        64504    Industrial                                      KeyBank       410,000       Fee       1999     N/A
    56        75231    Multifamily                                     KeyBank           386       Fee       1974    1998
    57        97212    Multifamily                                     PMCF               64       Fee       2000     N/A
    58                                                                 PMCF
    58a       92660    Office                                                         25,608       Fee       1974     N/A
    58b       92660    Office                                                         19,010       Fee       1970     N/A
    58c       92660    Office                                                          6,849       Fee       1971     N/A
    59        45202    Hotel                          Limited Service  Column            153  Fee/Leasehold  1982    1994
    60        98034    Retail                            Anchored      KeyBank        60,939       Fee       1989     N/A
    61        06790    Retail                            Anchored      Column        162,343       Fee       1980    1992
    62                                                                 PMCF
    62a       75042    Retail                           Unanchored                    33,740       Fee       1987     N/A
    62b       75225    Retail                           Unanchored                    13,334       Fee       1997     N/A
    62c       75287    Retail                           Unanchored                    16,499       Fee       1985     N/A
    62d       75081    Retail                           Unanchored                    12,540       Fee       1995     N/A
    63        77038    Multifamily                                     PMCF              280       Fee       1980    1998
    64        75038    Mixed Use                     Office/Industrial KeyBank        80,500       Fee       1998     N/A
    65        07470    Industrial                                      KeyBank       117,340       Fee       1990     N/A
    66        19344    Manufactured Housing                            PMCF              236       Fee       1973     N/A
    67        07601    Office                                          Column         87,597       Fee       1926    1985
    68        38118    Multifamily                                     Column            176       Fee       1974    1999
    69        56560    Retail                            Anchored      Column         80,707       Fee       1999     N/A
    70        28078    Hotel                           Full Service    Column             90       Fee       1998     N/A
    71        77036    Multifamily                                     Column            326       Fee       1978    1994
    72        73139    Retail                            Anchored      Column        130,072       Fee       1970    1984
    73        66202    Office                                          PMCF           64,134       Fee       1998     N/A
    74        75062    Multifamily                                     Column            168       Fee       1969    1998
    75        75220    Multifamily                                     Column            216       Fee       1972    2000
    76        48047    Retail                            Anchored      Column         84,344       Fee       1989     N/A
    77        80521    Multifamily                                     KeyBank           281       Fee       1970    1998
    78        85260    Mixed Use                     Office/Warehouse  Column         52,271       Fee       2000     N/A
    79        27540    Retail                            Anchored      Column        197,058       Fee       1971    1989
    80        93720    Multifamily                                     Column            120       Fee       1986     N/A
    81        22033    Retail                         Shadow Anchored  PMCF           22,015       Fee       1989     N/A
    82        77301    Multifamily                                     KeyBank           168       Fee       1982    1999
    83        76112    Multifamily                                     KeyBank           224       Fee       1978     N/A
    84        33024    Retail                         Shadow Anchored  PMCF           92,139       Fee       1990     N/A
    85        14150    Health Care                                     KeyBank           120       Fee       1993     N/A
    86        75092    Multifamily                                     Column            200       Fee       1979    1996
    87        30338    Retail                            Anchored      Column         51,473       Fee       1977    1998
    88        60194    Mixed Use                       Office/Retail   Column         66,526       Fee       1972    1993
    89        40229    Manufactured Housing                            KeyBank           372       Fee       1970     N/A
    90        90502    Office                                          Column         61,400       Fee       1985    1992
    91        30307    Office                                          Column         55,146       Fee       1915    2000
    92        20904    Office                                          KeyBank        36,194       Fee       1987     N/A
    93        04330    Retail                            Anchored      PMCF          150,456       Fee       1970    1999
    94        15232    Retail                           Unanchored     KeyBank        14,853       Fee       2000     N/A
    95        60452    Multifamily                                     Column            160       Fee       1965    1999
    96        30064    Retail                         Shadow Anchored  PMCF           25,713       Fee       1999     N/A
    97        46256    Office                                          PMCF           53,600       Fee       1998     N/A
    98        84070    Retail                         Shadow Anchored  KeyBank        50,239    Leasehold    1999     N/A
    99        80221    Multifamily                                     KeyBank           116       Fee       1972    1995
    100       46032    Retail                         Shadow Anchored  KeyBank        32,600       Fee       1998     N/A
    101       39056    Multifamily                                     Column            120       Fee       1974    2000
    102       94070    Industrial                                      KeyBank        36,928       Fee       1955     N/A
    103       59401    Health Care                                     KeyBank           106       Fee       1929    1984
    104       19131    Multifamily                                     PMCF              105       Fee       1959    2000
    105       35758    Retail                            Anchored      Column         68,331       Fee       1993     N/A
    106       06902    Multifamily                                     Column             24       Fee       2000     N/A
    107       85201    Multifamily                                     Column             94       Fee       1987     N/A
    108       34242    Hotel                          Limited Service  Column             53       Fee       1948    1997
    109       37209    Multifamily                                     Column            200       Fee       1971     N/A
    110       75247    Retail                           Unanchored     KeyBank        69,917       Fee       1997     N/A
    111       48187    Retail                            Anchored      KeyBank        30,177       Fee       1999     N/A
    112       06108    Retail                            Anchored      KeyBank        19,125       Fee       1999     N/A
    113       14203    Retail                            Anchored      KeyBank        25,008       Fee       1997     N/A
    114       92108    Self Storage                                    PMCF              737       Fee       1978     N/A
    115       54401    Manufactured Housing                            PMCF              182       Fee       1994     N/A
    116       07601    Office                                          Column         36,184       Fee       1912    1985
    117       48183    Retail                            Anchored      KeyBank        30,000       Fee       1999     N/A
    118       30680    Manufactured Housing                            Column            109       Fee       1975     N/A
    119       30680    Manufactured Housing                            Column             73       Fee       1988     N/A
    120       48329    Retail                           Unanchored     PMCF           42,670       Fee       1988     N/A
    121       06340    Multifamily                                     Column             96       Fee       1973     N/A
    122       14904    Retail                           Unanchored     KeyBank        10,908       Fee       1999     N/A
    123       94588    Office                                          Column         23,322       Fee       1999     N/A
    124       44062    Retail                         Shadow Anchored  PMCF           35,650       Fee       1998     N/A
    125       14901    Retail                            Anchored      KeyBank        10,908       Fee       1999     N/A
    126       43229    Retail                            Anchored      KeyBank        41,309       Fee       1966    1999
    127       45385    Multifamily                                     PMCF               88       Fee       1969     N/A
    128       18301    Retail                            Anchored      Column         55,908       Fee       1988    1995
    129       71118    Multifamily                                     PMCF              184       Fee       1973     N/A
    130     12401-4629 Retail                           Unanchored     KeyBank        10,908       Fee       1999     N/A
    131       85254    Retail                           Unanchored     KeyBank        25,500       Fee       1980    1999
    132       91744    Industrial                                      Column         57,902       Fee       1978    1988
    133       12065    Retail                           Unanchored     KeyBank        11,397       Fee       1998     N/A
    134       76706    Multifamily                                     Column            137       Fee       1976     N/A
    135       48017    Multifamily                                     KeyBank            68       Fee       1964     N/A
    136       48009    Office                                          PMCF           18,544       Fee       1968    2000
    137       33180    Office                                          PMCF           19,332       Fee       1982     N/A
    138       77573    Multifamily                                     KeyBank            80       Fee       1984     N/A
    139       11978    Retail                           Unanchored     PMCF           25,560       Fee       1990     N/A
    140       32703    Office                                          KeyBank        44,400       Fee       1986     N/A
    141                                                                Column
   141a       39601    Multifamily                                                        64       Fee       1970    1997
   141b       39601    Multifamily                                                        32       Fee       1970    1998
    142       43619    Retail                           Unanchored     KeyBank        23,500       Fee       1999     N/A
    143       56308    Retail                           Unanchored     KeyBank        23,500       Fee       1999     N/A
    144       80228    Mixed Use                       Office/Retail   Column         55,018       Fee       1985     N/A
    145       47401    Multifamily                                     KeyBank            78       Fee       1964     N/A
    146       80906    Retail                         Shadow Anchored  KeyBank        20,002       Fee       1999     N/A
    147       85205    Retail                           Unanchored     KeyBank        20,566       Fee       1988     N/A
    148       33614    Multifamily                                     Column             72       Fee       1972    1995
    149       33570    Retail                            Anchored      KeyBank        68,337       Fee       1981    1994
    150       46202    Multifamily                                     KeyBank            79       Fee       1925    1999
    151       48506    Multifamily                                     PMCF              136       Fee       1969    1999
    152       11901    Self Storage                                    KeyBank           405       Fee       1996     N/A
    153       61866    Manufactured Housing                            Column            208       Fee       1960    1985
    154       19136    Multifamily                                     Column             80       Fee       1962     N/A
    155       46038    Retail                         Shadow Anchored  KeyBank        12,240       Fee       1999     N/A
    156       85034    Self Storage                                    PMCF              595       Fee       1974     N/A
    157       02120    Multifamily                                     Column             33       Fee       1965    1995
    158       44136    Retail                            Anchored      Column         38,525       Fee       1986     N/A
    159       20879    Retail                         Shadow Anchored  PMCF           13,692       Fee       1999     N/A
    160       77068    Office                                          Column         37,438       Fee       1982     N/A
    161       46805    Self Storage                                    KeyBank           599       Fee       1996     N/A
    162       88001    Multifamily                                     KeyBank            52       Fee       1997     N/A
    163       33181    Multifamily                                     Column             54       Fee       1968    2000
    164       77090    Multifamily                                     KeyBank            80       Fee       1984    1999
    165       84047    Retail                         Shadow Anchored  KeyBank        14,133       Fee       1998     N/A
    166       92108    Office                                          Column         29,463       Fee       1979     N/A
    167       46268    Retail                           Unanchored     KeyBank        15,600       Fee       1999     N/A
    168       75220    Multifamily                                     Column             80       Fee       1974     N/A
    169       75220    Multifamily                                     Column             50       Fee       1970    1996
    170       92064    Health Care                                     KeyBank            24       Fee       1989     N/A
    171       11217    Retail                           Unanchored     KeyBank        11,200       Fee       1920     N/A
    172       19144    Retail                           Unanchored     KeyBank        30,000       Fee       1968    2000
    173       58701    Retail                            Anchored      Column        113,550       Fee       1970    1995
    174       76112    Multifamily                                     Column            108       Fee       1974    1997
    175       19136    Multifamily                                     Column             60       Fee       1965    1985
    176       48842    Multifamily                                     KeyBank            72       Fee       1967    1999
    177       11701    Retail                           Unanchored     Column         14,319       Fee       1987     N/A
    178       93309    Office                                          Column         26,639       Fee       1982     N/A
    179       45011    Self Storage                                    KeyBank           473       Fee       1989    1996
    180                                                                Column
   180a       06106    Multifamily                                                        52       Fee       1958    1997
   180b       06106    Multifamily                                                        38       Fee       1960    1997
    181       99503    Office                                          KeyBank        25,825       Fee       1984     N/A
    182       78550    Industrial                                      PMCF           62,419    Leasehold    1999     N/A
    183       98056    Retail                           Unanchored     PMCF           13,095       Fee       1964    1999
    184       80010    Multifamily                                     KeyBank            55       Fee       1972     N/A
    185       10583    Retail                           Unanchored     KeyBank         9,400       Fee       1928    1984
    186       31545    Multifamily                                     PMCF               64       Fee       1983     N/A
    187       55114    Mixed Use                       Retail/Office   Column         65,573       Fee       1915    1992
    188       06706    Multifamily                                     Column             42       Fee       1966    2000
    189       75034    Mixed Use                       Office/Retail   Column         21,915       Fee       1983     N/A
    190       77504    Multifamily                                     Column             60       Fee       1984     N/A
    191       75023    Retail                           Unanchored     Column         17,292       Fee       1984     N/A
    192       19104    Multifamily                                     Column             52       Fee       1920    1986
    193       33614    Retail                           Unanchored     KeyBank        22,885       Fee       1987     N/A
    194       74136    Multifamily                                     Column             58       Fee       1965    1995
    195       64053    Multifamily                                     Column             48       Fee       1973     N/A
    196       19078    Multifamily                                     PMCF               35       Fee       1965     N/A
    197       33060    Multifamily                                     Column             40       Fee       1969    1999
    198                                                                Column
   198a       19135    Multifamily                                                        27       Fee       1973    1999
   198b       19035    Multifamily                                                        11       Fee       1960    1997
   198c       19135    Multifamily                                                        11       Fee       1960    1997
    199       85282    Self Storage                                    PMCF              478       Fee       1973     N/A
    200       33324    Retail                           Unanchored     Column         20,335       Fee       1983    1998
    201       33604    Multifamily                                     Column             40       Fee       1984     N/A
    202       31513    Retail                            Anchored      KeyBank        62,586       Fee       1966     N/A
    203       80903    Mixed Use                       Retail/Office   KeyBank        17,289       Fee       1900    1986
    204       33301    Multifamily                                     Column             32       Fee       1974     N/A
    205       47240    Retail                         Shadow Anchored  Column         17,600       Fee       1993     N/A
    206       53140    Multifamily                                     Column             36       Fee       1962    1998
    207       56303    Retail                           Unanchored     PMCF           17,052       Fee       1983     N/A
    208       97055    Retail                           Unanchored     KeyBank        19,900       Fee       1965    2000
    209       85719    Self Storage                                    PMCF              503       Fee       1974     N/A
    210       85712    Self Storage                                    PMCF              463       Fee       1977     N/A
    211       33431    Industrial                                      Column         16,030       Fee       1974    2000
    212       75160    Multifamily                                     Column             32       Fee       1983    1997
    213       53208    Multifamily                                     KeyBank            27       Fee       1927    2000
    214       53208    Multifamily                                     KeyBank            15       Fee       1920     N/A
    215       78664    Office                                          KeyBank        14,753       Fee       1985     N/A
    216       85013    Multifamily                                     Column             32       Fee       1950    1990
    217       12205    Office                                          KeyBank        11,824       Fee       1987     N/A
    218       84106    Multifamily                                     Column             22       Fee       1972    1987
    219       06105    Multifamily                                     Column             35       Fee       1959    1999
    220       06902    Multifamily                                     Column              8       Fee       1920    1989
    221       64111    Multifamily                                     Column             36       Fee       1920    1998
    222       06071    Industrial                                      Column         48,000       Fee       1974    1997
    223       12110    Manufactured Housing                            KeyBank            39       Fee       1957     N/A
    224       48183    Land                                            KeyBank         5,000       Fee       1999     N/A
    225       43964    Multifamily                                     KeyBank            15       Fee       1976     N/A
    226       44460    Multifamily                                     KeyBank            12       Fee       1970     N/A
    227       60035    Mixed Use                       Office/Retail   Column          8,275       Fee       1910    1996
    228       77077    Retail                           Unanchored     Column         13,059       Fee       1980    1997
    229       76448    Multifamily                                     Column             40       Fee       1985     N/A
    230       76010    Multifamily                                     Column             40       Fee       1966     N/A
    231       68127    Mixed Use                     Office/Industrial KeyBank        20,000       Fee       1969     N/A
    232       75074    Multifamily                                     KeyBank            12       Fee       1967     N/A

Total
/Weighted                                                                                                    ----------------
Average:                                                                                                     1981    1997
                                                                                                             ================

                                                                 Maturity/
            Occupancy   Date of                       Cut-off       ARD                                              Engineering
             Rate at   Occupancy      Appraised      Date LTV     Date LTV         U/W            U/W         U/W     Reserve at
     #       U/W (3)     Rate           Value        Ratio (4) Ratio (4) (5)       NOI          NCF (6)     DSCR (7) Origination
----------------------------------------------------------------------------------------------------------------------------------
     1         99%    07/01/2000      $ 198,000,000    44.1%       40.1%        $15,593,901    $ 14,279,554   1.75x    $49,783
     2         99%    07/01/2000         71,000,000    72.9%       55.8%          5,670,040       5,447,558   1.26       N/A
     3        100%    07/01/2000        125,000,000    40.7%        0.0%         11,284,500      11,284,500   2.41       N/A
     4                                   51,100,000    77.3%       70.4%          4,915,191       4,529,191   1.22     $302,563
    4a         95%    05/24/2000         38,500,000                               3,743,078       3,447,078
    4b         94%    08/25/2000         12,600,000                               1,172,113       1,082,113
     5        100%    06/07/2000         63,500,000    58.2%       52.8%          4,656,658       4,613,844   1.35       N/A
     6                                   39,200,000    77.3%       70.3%          3,738,342       3,425,592   1.21     $135,688
    6a         96%    05/24/2000         35,000,000                               3,331,066       3,060,316
    6b         95%    07/18/2000          4,200,000                                 407,276         365,276
     7         97%    08/01/2000         36,000,000    78.9%       70.8%          3,265,478       3,110,655   1.23       N/A
     8        100%    05/17/2000         58,500,000    47.6%       39.5%          4,536,398       4,242,923   1.63       N/A
     9         94%    08/01/2000         36,400,000    75.4%       68.8%          4,036,626       3,495,697   1.34       N/A
    10         94%    08/08/2000         34,750,000    73.3%       65.6%          3,051,642       2,842,851   1.31       N/A
    11         96%    09/15/2000         32,500,000    77.9%       70.4%          3,022,063       2,867,711   1.25       N/A
    12        100%    06/30/2000         11,900,000    77.0%       69.4%          1,142,548       1,053,909   1.25     $17,750
    13        100%    06/30/2000         11,300,000    77.0%       69.4%          1,037,473         957,603   1.25     $10,000
    14                                   22,300,000    76.7%       69.6%          2,127,883       2,004,383   1.25     $67,250
    14a        94%    09/18/2000         14,100,000                               1,333,593       1,261,593
    14b        96%    06/25/2000          8,200,000                                 794,290         742,790
    15         90%    06/19/2000         18,300,000    80.0%       74.1%          1,651,845       1,588,894   1.21       N/A
    16         99%    08/31/2000         20,050,000    71.7%       66.9%          1,655,685       1,612,965   1.20      $4,563
    17         96%    04/01/2000         18,700,000    76.9%       70.0%          1,619,481       1,575,803   1.17     $151,788
    18         99%    06/16/2000         18,500,000    75.5%       67.7%          1,590,710       1,508,710   1.22       N/A
    19         96%    07/01/2000         18,000,000    77.6%       69.9%          1,711,547       1,617,497   1.26       N/A
    20        100%    05/17/2000         26,000,000    49.8%       41.2%          2,149,505       2,029,905   1.68     $15,063
    21        100%    07/01/2000         20,400,000    61.4%       51.3%          1,716,455       1,539,227   1.29     $42,469
    22         95%    06/30/2000         15,600,000    79.2%       71.7%          1,389,391       1,341,391   1.19     $21,562
    23         N/A        N/A            10,600,000    64.7%       54.5%          1,071,022         952,380   1.40       N/A
    24         N/A        N/A             8,300,000    64.7%       54.5%            884,474         737,244   1.40       N/A
    25         96%    05/31/2000         16,250,000    74.8%       63.4%          1,812,162       1,744,662   1.43      $6,250
    26        100%    06/26/2000         15,500,000    74.9%       68.1%          1,487,846       1,350,470   1.24       N/A
    27         96%    08/01/2000         14,750,000    78.6%       70.6%          1,397,768       1,362,485   1.31       N/A
    28         N/A        N/A            28,300,000    40.8%       37.7%          2,559,060       2,085,139   1.89       N/A
    29         99%    08/03/2000         15,000,000    76.6%       71.9%          1,326,267       1,266,267   1.23       N/A
    30         98%    06/22/2000         13,750,000    76.3%       68.5%          1,250,942       1,184,722   1.26     $265,937
    31        100%    06/08/2000         15,300,000    68.5%       62.4%          1,392,571       1,228,385   1.25       N/A
    32         97%    06/22/2000         13,250,000    78.8%       70.8%          1,231,959       1,165,991   1.25     $201,500
    33         99%    05/31/2000         14,600,000    70.5%       62.5%          1,296,820       1,196,488   1.26       N/A
    34         97%    07/05/2000         13,150,000    77.7%       69.8%          1,194,152       1,135,288   1.24     $320,000
    35        100%    06/28/2000         12,700,000    78.6%       70.5%          1,254,631       1,219,895   1.38       N/A
    36         89%    06/30/2000         13,200,000    74.9%       67.7%          1,163,078       1,086,335   1.20       N/A
    37        100%    03/14/2000         12,500,000    78.2%       70.3%          1,212,581       1,197,952   1.37       N/A
    38        100%    05/01/2000         12,300,000    79.2%       72.7%          1,328,842       1,193,506   1.26     $29,763
    39         99%    06/01/2000         13,000,000    74.2%       67.5%          1,233,676       1,120,864   1.25       N/A
    40        100%    06/09/2000         12,200,000    78.0%       70.2%          1,189,435       1,162,075   1.36       N/A
    41        100%    06/01/2000          7,450,000    73.3%       66.2%            700,511         625,329   1.23       N/A
    42        100%    05/31/2000          5,300,000    73.3%       66.2%            469,011         423,060   1.23       N/A
    43         N/A        N/A            13,200,000    69.3%       56.9%          1,432,091       1,244,073   1.41       N/A
    44        100%    07/31/2000         11,400,000    79.8%       72.8%          1,054,305       1,000,456   1.23       N/A
    45         93%    06/30/2000         11,500,000    77.0%       68.5%          1,034,530         977,569   1.22     $143,540
    46         97%    07/27/2000         11,000,000    79.9%       71.6%          1,005,465         941,817   1.21     $12,500
    47         98%    04/01/2000         18,500,000    45.5%       42.7%          1,805,376       1,442,607   1.91       N/A
    48         N/A        N/A            11,900,000    70.6%       59.6%          1,297,510       1,182,528   1.42       N/A
    49         93%    06/30/2000         11,000,000    73.3%       66.6%          1,022,413         926,832   1.24       N/A
    50        100%    02/29/2000          9,435,000    78.2%       70.4%            845,329         815,690   1.23      $5,000
    51         95%    04/10/2000          9,300,000    78.5%       71.7%            883,010         815,010   1.20      $6,500
    52         96%    06/30/2000          8,700,000    80.0%       74.1%            790,399         756,799   1.21      $1,475
    53        100%    08/09/2000          9,650,000    69.9%       63.1%            860,941         843,023   1.37       N/A
    54         87%    06/20/2000          9,200,000    70.4%       58.8%            796,259         750,606   1.21       N/A
    55        100%    04/30/2000          8,650,000    74.6%       62.3%            846,501         786,062   1.28       N/A
    56         97%    07/31/2000          9,650,000    66.8%       57.5%            846,807         703,215   1.24     $150,000
    57        100%    08/21/2000          8,800,000    71.0%       61.3%            731,329         703,763   1.21       N/A
    58                                    9,090,000    65.9%       59.6%            829,295         736,197   1.34     $76,762
    58a       100%    06/09/2000          4,270,000                                 423,030         381,388
    58b        88%    08/21/2000          3,520,000                                 328,440         292,908
    58c       100%    09/10/2000          1,300,000                                  77,825          61,901
    59         N/A        N/A            10,100,000    56.8%       48.6%          1,052,305         868,085   1.47      $2,250
    60        100%    06/13/2000          8,950,000    63.6%       57.6%            765,037         724,727   1.38       N/A
    61         97%    07/01/2000          7,200,000    78.9%       71.2%            695,695         644,288   1.25     $11,875
    62                                    9,550,000    59.0%       52.8%            820,931         741,124   1.50      $1,150
    62a        89%    08/02/2000          3,550,000                                 306,668         270,071
    62b       100%    08/02/2000          2,150,000                                 181,538         167,232
    62c        88%    08/02/2000          2,000,000                                 169,851         154,766
    62d       100%    08/02/2000          1,850,000                                 162,874         149,055
    63         96%    08/25/2000          7,000,000    79.9%       69.2%            694,215         624,215   1.23     $23,463
    64        100%    06/30/2000          8,100,000    68.9%       62.6%            747,075         675,179   1.30       N/A
    65        100%    07/03/2000          7,400,000    74.9%       67.3%            659,689         622,906   1.26       N/A
    66         95%    05/31/2000          7,200,000    76.4%       70.2%            629,446         607,734   1.20     $30,250
    67        100%    01/01/2000          7,500,000    73.2%       66.1%            724,110         688,050   1.37      $1,813
    68         92%    09/25/2000          6,700,000    78.0%       70.6%            689,139         645,139   1.35     $85,394
    69         94%    09/01/2000          6,900,000    75.2%       67.8%            617,675         588,545   1.25       N/A
    70         N/A        N/A             7,100,000    72.5%       61.2%            811,949         726,389   1.42       N/A
    71         99%    05/12/2000          6,750,000    75.8%       68.4%            659,184         577,684   1.24     $112,375
    72         98%    05/01/2000          7,000,000    71.6%       65.7%            647,434         584,694   1.20      $7,938
    73        100%    03/31/2000          9,100,000    54.8%       49.7%            725,205         608,749   1.33       N/A
    74         91%    08/31/2000          6,250,000    79.5%       72.3%            694,424         652,424   1.42       N/A
    75         97%    07/25/2000          6,500,000    75.6%       69.3%            700,778         646,778   1.36     $291,250
    76         97%    08/30/2000          7,150,000    68.7%       62.6%            656,145         588,248   1.27     $12,875
    77         76%    06/25/2000          9,800,000    45.9%       37.9%            825,391         755,141   1.89       N/A
    78        100%    04/24/2000          6,050,000    74.3%       67.1%            548,490         514,660   1.25       N/A
    79         99%    04/01/2000          6,700,000    67.0%       60.5%            688,007         559,121   1.37     $146,875
    80        100%    03/08/2000          6,000,000    69.9%       63.2%            489,210         459,090   1.20      $4,375
    81        100%    07/31/2000          6,000,000    69.8%       63.0%            512,209         485,223   1.28       N/A
    82         98%    06/25/2000          5,200,000    79.7%       71.8%            491,652         453,852   1.21       N/A
    83         92%    06/30/2000          5,150,000    79.7%       71.5%            520,920         459,672   1.27     $300,000
    84         99%    05/09/2000          7,000,000    58.4%       52.8%            652,328         578,116   1.55       N/A
    85         96%    07/31/2000          5,430,000    74.8%       62.6%            655,483         607,483   1.55       N/A
    86         96%    06/24/2000          5,160,000    77.4%       70.1%            530,156         480,156   1.30       N/A
    87         85%    04/01/2000          5,000,000    79.9%       72.9%            500,185         464,523   1.22      $4,500
    88         90%    09/01/1999          6,200,000    62.8%       57.8%            528,245         462,245   1.26     $144,188
    89         97%    06/13/2000          5,100,000    74.8%       62.0%            544,659         526,059   1.47       N/A
    90         97%    05/15/2000          5,600,000    67.8%       61.9%            513,802         436,457   1.21       N/A
    91         95%    04/01/2000          6,000,000    63.3%       57.9%            574,126         509,901   1.39       N/A
    92         93%    06/30/2000          5,450,000    69.6%       63.4%            534,363         472,973   1.32       N/A
    93         99%    06/01/2000          5,700,000    66.1%       59.7%            560,475         475,644   1.40      $1,563
    94        100%    08/16/2000          4,775,000    77.4%       70.4%            417,542         415,650   1.20       N/A
    95        100%    03/01/2000          4,700,000    78.5%       70.9%            460,794         420,794   1.26     $19,713
    96        100%    02/21/2000          4,885,000    74.3%       62.3%            442,383         437,167   1.25       N/A
    97         92%    07/14/2000          4,700,000    74.4%       67.6%            467,163         393,245   1.20      $1,000
    98        100%    06/30/2000          5,400,000    63.9%       58.2%            418,960         392,074   1.21       N/A
    99        100%    06/30/2000          4,700,000    73.3%       62.1%            419,622         388,882   1.21       N/A
    100       100%    06/30/2000          4,500,000    72.8%       64.7%            429,292         396,223   1.25       N/A
    101       100%    09/30/2000          4,500,000    71.1%       63.8%            391,530         361,530   1.27      $4,500
    102       100%    08/01/2000          4,650,000    68.7%       57.6%            490,964         462,740   1.49       N/A
    103        83%    07/24/2000          4,650,000    68.2%       57.6%            477,660         451,160   1.54       N/A
    104        96%    04/18/2000          3,960,000    79.3%       71.0%            382,896         351,396   1.28      $6,250
    105       100%    08/31/1999          5,650,000    55.3%       31.3%            397,000         379,847   1.22       N/A
    106       100%    07/01/2000          3,900,000    80.0%       71.5%            366,562         360,562   1.31       N/A
    107        96%    06/01/2000          4,175,000    74.5%       67.5%            370,014         346,514   1.20       N/A
    108        N/A        N/A             5,900,000    52.7%       44.3%            468,728         405,940   1.41       N/A
    109        94%    07/01/2000          4,000,000    77.5%       69.6%            392,244         342,244   1.23       N/A
    110       100%    06/30/2000          5,100,000    57.0%       35.1%            416,761         385,531   1.25       N/A
    111       100%    07/01/2000          3,600,000    80.8%       73.0%            312,067         307,540   1.16       N/A
    112       100%    06/01/2000          3,600,000    79.2%       71.4%            333,453         326,348   1.19       N/A
    113       100%    06/01/2000          3,650,000    78.1%       70.5%            322,452         310,273   1.20       N/A
    114        99%    06/07/2000          5,200,000    53.7%       45.3%            456,852         442,875   1.60     $57,138
    115        97%    06/26/2000          3,700,000    74.5%       68.3%            312,765         303,665   1.20     $16,812
    116       100%    01/01/2000          3,650,000    74.5%       67.3%            347,846         338,800   1.37       N/A
    117       100%    08/01/2000          3,600,000    74.9%       67.6%            309,003         305,991   1.25       N/A
    118       100%    04/15/2000          1,950,000    79.3%       72.0%            198,534         193,020   1.33     $23,373
    119       100%    07/27/2000          1,420,000    79.3%       72.0%            141,723         138,073   1.33      $5,571
    120        97%    04/30/2000          4,300,000    61.8%       44.4%            407,197         358,585   1.30     $13,175
    121        93%    05/03/2000          3,400,000    76.7%       69.2%            320,415         296,665   1.25     $31,063
    122       100%    05/31/2000          3,190,000    79.8%       72.1%            280,667         279,031   1.20       N/A
    123       100%    05/01/2000          4,800,000    53.0%       47.7%            402,473         342,534   1.50       N/A
    124        96%    04/07/2000          3,385,000    75.1%       68.2%            309,668         296,757   1.26       N/A
    125       100%    05/31/2000          3,140,000    79.8%       72.1%            276,307         274,671   1.20       N/A
    126       100%    07/21/2000          3,400,000    72.5%       65.4%            298,850         268,215   1.20       N/A
    127        98%    06/21/2000          3,100,000    79.0%       71.1%            310,140         279,516   1.26       $875
    128       100%    05/31/2000          3,570,000    68.2%       62.6%            350,861         297,913   1.26       N/A
    129        94%    07/10/2000          3,550,000    67.5%        3.3%            426,407         371,207   1.49     $41,094
    130       100%    07/19/2000          3,100,000    77.3%       70.1%            267,993         266,902   1.20      $3,125
    131       100%    08/17/2000          3,700,000    62.4%       52.4%            359,613         337,902   1.49       N/A
    132        92%    08/24/2000          3,250,000    70.5%       64.0%            300,330         264,011   1.25     $17,750
    133       100%    06/30/2000          2,915,000    77.7%       70.6%            254,549         252,913   1.20       N/A
    134        95%    06/01/2000          3,625,000    62.4%       55.8%            389,309         341,359   1.72     $15,880
    135        96%    07/31/2000          2,960,000    75.6%       62.2%            277,462         257,062   1.26       N/A
    136       100%    08/07/2000          3,150,000    68.8%       31.8%            298,931         269,058   1.25       N/A
    137       100%    05/04/2000          3,160,000    68.0%       62.4%            263,777         242,975   1.22       N/A
    138        98%    07/31/2000          2,750,000    77.9%       70.2%            260,547         240,547   1.24       N/A
    139       100%    04/01/2000          3,800,000    56.3%       47.3%            356,920         320,729   1.55      $2,250
    140        89%    06/27/2000          2,915,000    73.4%       58.7%            337,862         267,789   1.26       N/A
    141                                   2,850,000    73.7%       66.1%            294,766         270,766   1.44       N/A
   141a        97%    07/31/2000          2,100,000                                 211,389         195,389
   141b       100%    08/31/2000            750,000                                  83,377          75,377
    142       100%    06/30/2000          2,700,000    73.4%       53.0%            258,627         255,102   1.25       N/A
    143       100%    06/30/2000          3,070,000    64.2%       47.4%            261,439         257,914   1.20       N/A
    144        94%    02/01/2000          3,400,000    57.7%       52.3%            292,679         233,426   1.29      $8,375
    145        94%    09/06/2000          2,440,000    79.6%       72.1%            246,503         227,003   1.28      $1,875
    146       100%    06/25/2000          2,700,000    71.2%       60.0%            250,458         233,406   1.26      $2,500
    147        86%    06/30/2000          2,575,000    74.5%       68.4%            259,298         241,731   1.29       N/A
    148        99%    07/19/2000          2,400,000    79.9%       72.5%            254,648         236,648   1.33       $625
    149       100%    06/30/2000          3,240,000    58.8%       50.8%            280,407         245,058   1.22     $14,000
    150        96%    06/30/2000          2,400,000    78.3%       65.5%            248,341         232,541   1.28       N/A
    151        96%    07/30/2000          2,560,000    71.6%       64.7%            251,310         216,766   1.32       N/A
    152        92%    07/17/2000          2,450,000    74.8%       62.7%            259,734         253,659   1.43       N/A
    153        88%    06/30/2000          2,450,000    74.6%       67.4%            218,177         207,777   1.25       N/A
    154       100%    05/22/2000          2,350,000    77.6%       70.5%            252,489         232,489   1.36     $13,375
    155       100%    06/30/2000          2,500,000    72.2%       63.5%            237,451         222,574   1.32       N/A
    156        77%    06/07/2000          2,500,000    72.2%       61.3%            249,980         239,266   1.31     $39,544
    157        94%    05/17/2000          2,540,000    70.8%       64.2%            210,465         200,570   1.20     $24,125
    158       100%    01/01/2000          3,000,000    59.9%       54.3%            240,136         208,189   1.25      $6,250
    159       100%    05/31/2000          3,000,000    59.8%       53.8%            282,614         273,760   1.71       N/A
    160        98%    03/15/2000          2,300,000    77.7%       71.0%            233,454         209,133   1.22       N/A
    161        99%    06/30/2000          2,755,000    64.2%       45.3%            281,257         251,307   1.35       N/A
    162       100%    08/17/2000          2,150,000    79.8%       72.6%            236,482         223,482   1.39       N/A
    163        98%    05/01/2000          2,140,000    79.3%       72.3%            207,452         193,952   1.21     $176,643
    164        95%    06/30/2000          2,350,000    72.1%       65.1%            228,780         205,130   1.33       N/A
    165       100%    08/08/2000          2,500,000    66.1%       60.4%            220,156         209,252   1.34       N/A
    166        97%    04/18/2000          2,700,000    59.7%       54.4%            256,037         219,208   1.44       N/A
    167       100%    06/30/2000          2,300,000    69.0%       60.8%            204,153         188,447   1.26       N/A
    168       100%    05/31/2000          1,575,000    65.6%       55.1%            155,252         135,252   1.33     $108,850
    169        92%    05/31/2000            800,000    65.6%       55.1%             79,528          67,028   1.33     $13,038
    170       100%    06/30/2000          2,335,000    66.5%       55.2%            205,127         199,127   1.31       N/A
    171        89%    05/31/2000          3,732,000    40.1%       33.5%            412,760         398,470   2.77      $6,563
    172       100%    07/14/2000          2,000,000    74.0%       62.4%            198,618         181,910   1.25       N/A
    173        97%    01/01/1999          3,340,000    44.2%       37.3%            202,439         179,197   1.26     $13,750
    174        90%    05/31/2000          2,250,000    65.7%       60.0%            203,517         176,517   1.25      $5,250
    175        98%    05/02/2000          2,000,000    72.4%       65.8%            177,037         162,037   1.20       N/A
    176        96%    05/31/2000          1,950,000    73.1%       60.9%            189,693         170,829   1.26       N/A
    177        94%    01/24/2000          1,900,000    73.6%       68.0%            192,167         175,413   1.25       N/A
    178        94%    03/23/2000          1,900,000    73.5%       67.1%            204,659         173,185   1.31       N/A
    179        91%    08/02/2000          2,000,000    69.6%       58.4%            188,496         178,554   1.33     $16,250
    180                                   2,050,000    67.6%       58.1%            205,955         183,455   1.29     $15,909
   180a        92%    06/30/2000          1,150,000                                 108,959          95,959
   180b        97%    06/30/2000            900,000                                  96,996          87,496
    181        89%    09/01/2000          2,075,000    66.8%       57.0%            196,722         167,881   1.20       N/A
    182       100%    08/31/2000          1,900,000    72.0%       64.7%            171,501         156,524   1.28       N/A
    183       100%    08/23/2000          2,200,000    61.7%       52.5%            187,849         178,570   1.30       N/A
    184        98%    08/24/2000          1,850,000    73.4%       61.0%            192,198         178,448   1.38       N/A
    185       100%    06/30/2000          1,700,000    78.7%       74.3%            154,350         153,390   1.23       $625
    186        95%    08/01/2000          1,850,000    67.7%       61.1%            165,805         148,205   1.31       N/A
    187        93%    07/17/2000          1,800,000    69.4%       63.0%            200,252         156,874   1.34       N/A
    188        98%    07/01/2000          1,550,000    79.9%       72.0%            155,594         143,319   1.28     $82,875
    189        97%    07/01/2000          1,900,000    63.1%       57.5%            165,371         142,907   1.25      $2,188
    190       100%    03/01/2000          1,600,000    74.5%       68.5%            165,059         150,059   1.28     $15,281
    191        91%    01/01/2000          1,560,000    74.9%       69.0%            158,213         144,379   1.25       N/A
    192       100%    09/01/1999          1,550,000    74.1%       67.8%            184,968         169,368   1.53     $23,750
    193        92%    06/30/2000          1,570,000    72.7%       62.3%            170,607         149,398   1.27       N/A
    194        95%    04/30/2000          1,460,000    76.0%       69.0%            139,427         124,927   1.21      $6,888
    195       100%    07/01/2000          1,450,000    75.8%       68.5%            138,945         126,945   1.26      $8,000
    196       100%    08/10/2000          1,500,000    73.3%       65.6%            143,730         133,230   1.37       N/A
    197        98%    03/01/2000          1,435,000    73.1%       66.5%            130,560         120,560   1.22       N/A
    198                                   1,350,000    77.5%       71.3%            147,788         133,485   1.30       N/A
   198a       100%    11/01/1999            685,000                                  78,409          71,659
   198b       100%    11/01/1999            350,000                                  34,967          31,198
   198c        91%    11/01/1999            315,000                                  34,412          30,628
    199        78%    06/07/2000          2,025,000    51.5%       43.4%            173,176         164,975   1.60     $54,294
    200       100%    05/11/2000          1,500,000    68.1%       61.9%            142,087         123,427   1.29      $3,500
    201       100%    04/06/2000          1,275,000    79.9%       72.5%            140,987         128,837   1.36     $31,250
    202       100%    06/30/2000          2,200,000    45.3%       38.2%            186,204         144,182   1.46      $5,888
    203       100%    04/26/2000          1,325,000    74.3%       62.6%            140,484         120,463   1.25       N/A
    204       100%    06/06/2000          1,185,000    79.9%       72.4%            118,506         107,287   1.22     $41,738
    205       100%    06/01/2000          1,300,000    71.1%       64.7%            126,095         109,375   1.25      $1,000
    206       100%    02/07/2000          1,150,000    79.9%       72.9%            119,414         110,414   1.26      $5,938
    207       100%    06/30/2000          1,420,000    61.6%       55.9%            124,587         108,963   1.33     $36,300
    208       100%    08/31/2000          1,400,000    62.1%       52.6%            127,884         110,179   1.27       $250
    209        99%    06/07/2000          1,425,000    59.9%       50.5%            147,029         136,701   1.62       N/A
    210        91%    06/07/2000          1,450,000    56.4%       47.6%            140,803         132,177   1.64       N/A
    211       100%    07/31/2000          1,045,000    75.0%       63.4%            105,708          98,573   1.26      $3,775
    212        97%    05/08/2000            915,000    79.9%       73.6%             96,654          88,654   1.22       N/A
    213       100%    06/24/2000            460,000    77.6%       65.4%             64,196          57,446   1.43       N/A
    214       100%    06/30/2000            440,000    77.6%       65.4%             47,393          40,718   1.43      $1,265
    215       100%    07/31/2000          1,000,000    65.8%       55.9%            111,529          95,289   1.46       N/A
    216       100%    03/13/2000            857,000    75.7%       69.3%             83,757          75,757   1.21      $8,200
    217        88%    08/08/2000            900,000    68.7%       60.5%             93,047          75,753   1.26       N/A
    218       100%    07/01/2000            835,000    73.0%       66.8%             82,090          76,590   1.30       N/A
    219       100%    08/10/2000            850,000    70.5%       63.8%             95,291          86,541   1.57       $313
    220       100%    01/20/2000            760,000    78.8%       71.8%             74,516          71,401   1.26     $12,681
    221        97%    02/29/2000            900,000    66.6%       60.1%             92,916          83,916   1.54     $24,375
    222       100%    04/05/2000            815,000    72.9%       61.6%            101,319          82,065   1.39       N/A
    223       100%    06/01/2000            800,000    71.5%       60.5%             75,208          72,205   1.27       N/A
    224       100%    08/01/2000            840,000    66.0%       56.0%             73,720          73,720   1.32       N/A
    225       100%    03/31/2000            405,000    69.0%       57.9%             41,651          37,901   1.31       N/A
    226        92%    06/30/2000            355,000    69.0%       57.9%             31,821          28,821   1.31       N/A
    227       100%    06/30/2000            750,000    69.3%       62.8%             71,752          61,822   1.28     $11,625
    228        91%    04/01/2000            750,000    67.9%       62.8%             72,421          63,903   1.25       N/A
    229        88%    06/01/2000            780,000    64.0%       58.3%             68,621          58,621   1.24      $1,250
    230       100%    04/01/2000            650,000    76.8%       70.6%             72,255          62,255   1.27     $29,375
    231       100%    05/01/2000            540,000    74.8%       64.5%             67,905          56,737   1.33       $625
    232        92%    08/10/2000            500,000    66.1%       55.6%             54,263          51,263   1.59       N/A

Total
/Weighted   ----------            --------------------------------------------------------------------------
Average:       97%                  $ 1,967,294,000    68.5%       59.2%       $178,220,720    $165,279,776
            ==========            ==========================================================================

            Contractual                  U/W
             Recurring  Contractual   Recurring                                                  Percentage of
            Replacement  Recurring   Replacement     U/W          Original          Cut-off         Initial         Maturity
     #        Reserve      LC&TI       Reserve      LC&TI          Balance        Balance (8)     Pool Balance       Balance
----------------------------------------------------------------------------------------------------------------------------------
     1       $187,271     $333,679    $187,271    $1,127,076     $ 87,500,000     $ 87,301,843        6.8%         $ 79,388,956
     2          N/A         N/A        $72,452     $150,030         51,980,517       51,787,099       4.0%            39,623,638
     3          N/A         N/A          N/A         N/A            51,010,324       50,909,381       3.9%                    --
     4       $386,000       N/A       $386,000       N/A            39,619,141       39,491,001       3.1%            35,956,346
    4a
    4b
     5          N/A         N/A        $42,814       N/A            37,000,000       36,936,969       2.9%            33,515,681
     6       $312,750       N/A       $312,750       N/A            30,380,859       30,282,599       2.3%            27,572,145
    6a
    6b
     7          N/A       $24,000      $29,010     $125,813         28,400,000       28,387,855       2.2%            25,471,681
     8          N/A         N/A       $293,475       N/A            28,000,000       27,870,175       2.2%            23,089,618
     9          N/A       $240,000     $58,557     $482,372         27,500,000       27,441,129       2.1%            25,050,268
    10        $30,000       N/A        $52,476     $156,315         25,762,500       25,476,217       2.0%            22,806,772
    11        $39,127       N/A        $39,127     $115,225         25,400,000       25,325,706       2.0%            22,872,878
    12          N/A         N/A        $43,185     $45,454           9,350,000        9,332,630       0.7%             8,419,389
    13          N/A         N/A        $40,787     $39,083           8,550,000        8,533,752       0.7%             7,686,467
    14       $123,500       N/A       $123,500       N/A            17,100,000       17,094,039       1.3%            15,516,706
    14a
    14b
    15        $49,000       N/A        $62,951       N/A            14,640,000       14,640,000       1.1%            13,554,570
    16        $60,000       N/A        $42,720       N/A            14,385,000       14,385,000       1.1%            13,422,487
    17        $16,632       N/A        $16,633     $27,045          14,500,000       14,383,000       1.1%            13,085,427
    18          N/A         N/A        $82,000       N/A            14,000,000       13,971,656       1.1%            12,526,842
    19        $18,933       N/A        $18,933     $75,117          14,000,000       13,960,297       1.1%            12,587,094
    20          N/A         N/A       $119,600       N/A            13,000,000       12,939,724       1.0%            10,720,179
    21          N/A         N/A        $27,586     $149,642         12,600,000       12,534,362       1.0%            10,466,904
    22        $47,808       N/A        $48,000       N/A            12,400,000       12,356,185       1.0%            11,177,416
    23         4.0%         N/A         5.0%         N/A             6,900,000        6,888,821       0.5%             5,806,843
    24         4.0%         N/A         5.0%         N/A             5,350,000        5,341,332       0.4%             4,502,407
    25          N/A         N/A        $67,500       N/A            12,187,500       12,151,936       0.9%            10,300,820
    26          N/A       $51,600      $51,600     $85,776          11,625,000       11,609,943       0.9%            10,549,209
    27        $2,778        N/A        $13,816     $21,467          11,600,000       11,587,542       0.9%            10,412,115
    28         4.0%         N/A         5.0%         N/A            12,000,000       11,555,033       0.9%            10,663,115
    29        $60,000       N/A        $60,000       N/A            11,500,000       11,487,650       0.9%            10,780,960
    30        $62,040       N/A        $66,220       N/A            10,500,000       10,488,631       0.8%             9,418,150
    31        $3,336      $77,040      $18,624     $145,562         10,500,000       10,482,959       0.8%             9,541,045
    32        $65,968       N/A        $65,968       N/A            10,453,000       10,437,167       0.8%             9,377,841
    33        $16,212       N/A        $16,207     $84,125          10,300,000       10,287,425       0.8%             9,122,547
    34        $58,864       N/A        $58,864       N/A            10,237,000       10,221,494       0.8%             9,184,058
    35          N/A         N/A        $34,736       N/A            10,000,000        9,984,394       0.8%             8,950,293
    36          N/A         N/A        $15,764     $60,979           9,900,000        9,882,379       0.8%             8,941,299
    37          N/A         N/A        $14,629       N/A             9,790,000        9,770,974       0.8%             8,786,821
    38        $24,457     $232,345     $24,457     $110,879          9,750,000        9,736,383       0.8%             8,938,892
    39        $33,863     $31,200      $33,863     $78,949           9,676,000        9,644,137       0.7%             8,769,678
    40          N/A         N/A        $27,360       N/A             9,540,000        9,521,460       0.7%             8,562,438
    41          N/A         N/A        $11,301     $63,881           5,550,000        5,547,872       0.4%             5,010,097
    42          N/A         N/A        $8,222      $37,729           3,800,000        3,798,543       0.3%             3,430,336
    43         3.0%         N/A         4.0%         N/A             9,200,000        9,154,171       0.7%             7,507,573
    44        $16,713       N/A        $16,713     $47,277           9,100,000        9,100,000       0.7%             8,303,767
    45          N/A         N/A        $13,541     $43,420           8,951,000        8,856,454       0.7%             7,873,166
    46        $63,654       N/A        $63,648       N/A             8,800,000        8,790,158       0.7%             7,871,013
    47       $240,000       N/A        $67,692     $295,077          8,600,000        8,409,024       0.7%             7,892,871
    48         4.5%         N/A         5.0%         N/A             8,415,000        8,401,451       0.7%             7,087,563
    49          N/A       $18,000      $13,895     $81,686           8,083,000        8,061,206       0.6%             7,322,176
    50        $23,136     $26,400      $23,138      $6,501           7,400,000        7,380,723       0.6%             6,642,275
    51        $68,000       N/A        $68,000       N/A             7,300,000        7,300,000       0.6%             6,664,532
    52        $48,000       N/A        $33,600       N/A             6,960,000        6,960,000       0.5%             6,443,975
    53          N/A         N/A        $17,918       N/A             6,750,000        6,743,159       0.5%             6,088,222
    54          N/A         N/A        $16,409     $29,244           6,500,000        6,478,527       0.5%             5,412,991
    55          N/A         N/A        $26,600     $33,839           6,485,000        6,451,145       0.5%             5,385,613
    56       $108,080       N/A       $143,592       N/A             6,450,000        6,447,095       0.5%             5,550,123
    57        $22,748       N/A        $18,073      $9,493           6,260,000        6,250,949       0.5%             5,398,230
    58        $12,867     $36,000      $12,867     $80,231           6,000,000        5,991,636       0.5%             5,416,598
    58a
    58b
    58c
    59         5.0%         N/A         5.0%         N/A             5,750,000        5,734,657       0.4%             4,907,712
    60        $9,141        N/A        $9,141      $31,169           5,700,000        5,692,227       0.4%             5,153,962
    61          N/A         N/A        $24,351     $27,056           5,700,000        5,679,332       0.4%             5,127,329
    62        $12,456       N/A        $12,455     $67,352           5,640,000        5,633,625       0.4%             5,039,811
    62a
    62b
    62c
    62d
    63        $69,996       N/A        $70,000       N/A             5,600,000        5,591,998       0.4%             4,845,977
    64          N/A         N/A        $12,075     $59,821           5,600,000        5,584,901       0.4%             5,072,893
    65        $11,734       N/A        $11,734     $25,049           5,550,000        5,541,644       0.4%             4,981,481
    66          N/A         N/A        $21,712       N/A             5,500,000        5,500,000       0.4%             5,052,749
    67          N/A         N/A        $36,060       N/A             5,500,000        5,486,446       0.4%             4,958,635
    68        $44,000       N/A        $44,000       N/A             5,238,272        5,223,417       0.4%             4,727,983
    69          N/A        $5,200      $12,106     $17,024           5,200,000        5,186,918       0.4%             4,680,604
    70         4.0%         N/A         4.0%         N/A             5,150,000        5,146,556       0.4%             4,345,484
    71        $81,500       N/A        $81,500       N/A             5,125,000        5,117,675       0.4%             4,618,204
    72          N/A       $52,176      $19,511     $43,229           5,025,000        5,015,079       0.4%             4,602,169
    73          N/A       $74,988      $12,827     $103,629          5,000,000        4,988,040       0.4%             4,518,161
    74        $42,000       N/A        $42,000       N/A             5,000,000        4,966,737       0.4%             4,516,962
    75        $54,000       N/A        $54,000       N/A             4,925,000        4,915,179       0.4%             4,507,692
    76          N/A         N/A        $12,610     $55,287           4,920,000        4,909,199       0.4%             4,473,845
    77        $53,483       N/A        $70,250       N/A             4,600,000        4,495,042       0.3%             3,710,100
    78          N/A         N/A        $5,227      $28,603           4,500,000        4,493,668       0.3%             4,059,665
    79          N/A       $24,000      $49,333     $79,553           4,500,000        4,488,844       0.3%             4,055,200
    80        $30,120       N/A        $30,120       N/A             4,205,000        4,194,729       0.3%             3,793,711
    81        $6,605      $24,000      $6,605      $20,381           4,200,000        4,187,640       0.3%             3,780,376
    82        $37,800       N/A        $37,800       N/A             4,150,000        4,145,664       0.3%             3,733,685
    83          N/A         N/A        $61,248       N/A             4,120,000        4,106,698       0.3%             3,681,347
    84        $18,420       N/A        $18,428     $55,784           4,100,000        4,089,866       0.3%             3,695,588
    85        $16,044       N/A        $48,000       N/A             4,072,000        4,061,927       0.3%             3,399,690
    86        $50,000       N/A        $50,000       N/A             4,000,000        3,994,580       0.3%             3,618,452
    87          N/A       $22,800      $7,721      $27,941           4,000,000        3,993,801       0.3%             3,645,122
    88          N/A         N/A        $11,000     $55,000           3,894,691        3,893,397       0.3%             3,581,954
    89          N/A         N/A        $18,600       N/A             3,825,000        3,814,844       0.3%             3,163,988
    90          N/A       $60,000      $13,508     $63,837           3,804,000        3,795,831       0.3%             3,464,376
    91          N/A       $28,080      $8,272      $55,953           3,800,000        3,795,609       0.3%             3,474,096
    92        $9,048        N/A        $9,049      $52,341           3,800,000        3,793,962       0.3%             3,457,538
    93        $37,596       N/A        $37,591     $47,240           3,790,000        3,769,547       0.3%             3,404,204
    94          N/A         N/A        $1,485        $407            3,706,000        3,697,607       0.3%             3,362,461
    95        $40,000       N/A        $40,000       N/A             3,700,000        3,689,211       0.3%             3,332,647
    96        $3,852        N/A        $3,857       $1,359           3,650,000        3,631,507       0.3%             3,043,169
    97        $11,796     $45,000      $11,792     $62,126           3,500,000        3,495,482       0.3%             3,176,813
    98        $2,526        N/A        $7,536      $19,350           3,460,000        3,452,236       0.3%             3,141,361
    99        $30,740       N/A        $30,740       N/A             3,450,000        3,444,402       0.3%             2,919,483
    100       $4,896      $27,000      $4,890      $28,179           3,288,000        3,274,601       0.3%             2,911,306
    101       $30,000       N/A        $30,000       N/A             3,200,000        3,198,642       0.2%             2,871,395
    102       $5,479        N/A        $5,539      $22,685           3,200,000        3,194,576       0.2%             2,676,920
    103       $13,583       N/A        $26,500       N/A             3,300,000        3,169,044       0.2%             2,679,377
    104         N/A         N/A        $31,500       N/A             3,150,000        3,141,216       0.2%             2,811,399
    105         N/A         N/A        $10,260      $6,893           3,300,000        3,123,994       0.2%             1,769,106
    106       $6,000        N/A        $6,000        N/A             3,120,000        3,118,605       0.2%             2,790,373
    107       $23,500       N/A        $23,500       N/A             3,115,000        3,110,793       0.2%             2,818,507
    108        4.0%         N/A         5.0%         N/A             3,200,000        3,108,838       0.2%             2,613,734
    109       $14,070       N/A        $50,000       N/A             3,100,000        3,098,709       0.2%             2,784,916
    110         N/A         N/A        $6,992      $24,238           2,985,000        2,908,942       0.2%             1,792,524
    111         N/A         N/A        $4,527        N/A             2,912,000        2,907,902       0.2%             2,627,052
    112       $1,427        N/A        $1,913       $5,192           2,859,900        2,852,871       0.2%             2,570,304
    113       $1,900        N/A        $2,501       $9,678           2,860,000        2,851,609       0.2%             2,574,854
    114       $13,977       N/A        $13,977       N/A             2,800,000        2,793,488       0.2%             2,355,733
    115       $9,096        N/A        $9,100        N/A             2,755,000        2,755,000       0.2%             2,526,967
    116         N/A         N/A        $9,046        N/A             2,725,000        2,718,284       0.2%             2,456,778
    117       $2,052        N/A        $3,012        N/A             2,700,000        2,695,000       0.2%             2,431,822
    118         N/A         N/A        $5,514        N/A             1,560,000        1,556,390       0.1%             1,413,175
    119         N/A         N/A        $3,650        N/A             1,120,000        1,117,409       0.1%             1,014,588
    120       $14,928       N/A        $14,935     $33,677           2,675,000        2,659,332       0.2%             1,910,132
    121       $23,750       N/A        $23,750       N/A             2,611,000        2,606,244       0.2%             2,354,373
    122        $663         N/A        $1,636        N/A             2,552,000        2,545,673       0.2%             2,299,749
    123         N/A       $38,150      $4,709      $55,230           2,550,000        2,543,376       0.2%             2,289,429
    124         N/A         N/A        $3,565       $9,346           2,550,000        2,543,014       0.2%             2,307,369
    125        $647         N/A        $1,636        N/A             2,512,000        2,505,773       0.2%             2,263,702
    126       $4,542        N/A        $6,196      $24,439           2,470,000        2,466,426       0.2%             2,223,698
    127       $30,636       N/A        $30,624       N/A             2,450,000        2,447,454       0.2%             2,205,241
    128         N/A         N/A        $11,016     $41,932           2,438,000        2,435,280       0.2%             2,233,660
    129       $49,140       N/A        $55,200       N/A             2,400,000        2,396,728       0.2%               118,311
    130        $550         N/A        $1,091        N/A             2,400,000        2,395,898       0.2%             2,173,500
    131         N/A         N/A        $3,825      $17,886           2,312,000        2,308,168       0.2%             1,939,911
    132         N/A         N/A        $9,021      $27,298           2,300,000        2,291,190       0.2%             2,078,417
    133        $581         N/A        $1,636        N/A             2,273,000        2,265,448       0.2%             2,058,707
    134       $41,100       N/A        $47,950       N/A             2,268,000        2,261,675       0.2%             2,024,207
    135         N/A         N/A        $20,400       N/A             2,250,000        2,238,943       0.2%             1,839,841
    136       $4,080      $21,000      $4,080      $25,793           2,175,000        2,166,473       0.2%             1,002,955
    137       $4,836        N/A        $4,833      $15,969           2,150,000        2,150,000       0.2%             1,971,757
    138       $18,837       N/A        $20,000       N/A             2,145,000        2,142,752       0.2%             1,929,374
    139         N/A         N/A        $5,112      $31,079           2,150,000        2,140,954       0.2%             1,796,615
    140         N/A       $18,000      $15,300     $54,773           2,150,000        2,138,636       0.2%             1,710,616
    141       $24,000       N/A        $24,000       N/A             2,100,000        2,099,109       0.2%             1,884,353
   141a
   141b
    142         N/A         N/A        $3,525        N/A             2,025,000        1,982,013       0.2%             1,431,094
    143         N/A         N/A        $3,525        N/A             1,997,000        1,971,098       0.2%             1,453,719
    144         N/A         N/A        $8,253      $51,000           1,965,000        1,962,338       0.2%             1,777,564
    145         N/A         N/A        $19,500       N/A             1,950,000        1,943,149       0.2%             1,758,546
    146       $1,005        N/A        $3,000      $14,052           1,946,000        1,922,979       0.1%             1,619,618
    147       $3,084        N/A        $3,085      $14,482           1,921,000        1,917,257       0.1%             1,760,856
    148         N/A         N/A        $18,000       N/A             1,920,000        1,916,763       0.1%             1,740,367
    149       $18,073     $33,996      $17,768     $17,581           1,916,000        1,903,501       0.1%             1,645,320
    150         N/A         N/A        $15,800       N/A             1,885,000        1,878,870       0.1%             1,572,841
    151       $27,360       N/A        $34,544       N/A             1,845,000        1,833,914       0.1%             1,656,283
    152        $744         N/A        $6,075        N/A             1,837,500        1,833,004       0.1%             1,536,244
    153       $10,400       N/A        $10,400       N/A             1,830,000        1,827,417       0.1%             1,650,553
    154       $20,000       N/A        $20,000       N/A             1,827,500        1,824,450       0.1%             1,657,635
    155       $1,836      $13,044      $1,836      $13,041           1,810,000        1,805,197       0.1%             1,586,610
    156       $10,714       N/A        $10,714       N/A             1,809,000        1,805,034       0.1%             1,532,639
    157       $9,895        N/A        $9,895        N/A             1,800,000        1,797,623       0.1%             1,631,237
    158         N/A       $19,260      $5,779      $26,168           1,800,000        1,797,584       0.1%             1,629,406
    159       $2,052        N/A        $2,054       $6,800           1,800,000        1,795,202       0.1%             1,612,649
    160         N/A       $50,012      $5,602      $18,719           1,790,000        1,786,253       0.1%             1,633,037
    161         N/A         N/A        $29,950       N/A             1,780,000        1,768,566       0.1%             1,247,003
    162         N/A         N/A        $13,000       N/A             1,720,000        1,716,093       0.1%             1,560,211
    163       $13,500       N/A        $13,500       N/A             1,700,000        1,697,327       0.1%             1,547,817
    164       $23,652       N/A        $23,650       N/A             1,700,000        1,695,028       0.1%             1,530,862
    165       $1,555        N/A        $2,120       $8,784           1,660,000        1,652,195       0.1%             1,510,388
    166         N/A         N/A        $7,366      $29,463           1,615,000        1,612,388       0.1%             1,467,830
    167       $2,340      $12,276      $2,340      $13,366           1,590,000        1,585,956       0.1%             1,398,988
    168       $20,000       N/A        $20,000       N/A             1,035,000        1,034,268       0.1%               868,358
    169       $12,500       N/A        $12,500       N/A               525,000          524,629       0.0%               440,471
    170         N/A         N/A        $6,000        N/A             1,579,000        1,553,012       0.1%             1,289,907
    171         N/A         N/A        $2,240      $12,050           1,500,000        1,495,078       0.1%             1,250,201
    172         N/A         N/A        $4,500      $12,208           1,486,000        1,479,970       0.1%             1,247,574
    173       $35,087       N/A        $20,792      $2,450           1,500,000        1,477,856       0.1%             1,247,004
    174       $27,000       N/A        $27,000       N/A             1,480,000        1,477,748       0.1%             1,350,170
    175       $15,000       N/A        $15,000       N/A             1,450,000        1,447,605       0.1%             1,316,106
    176         N/A         N/A        $18,864       N/A             1,430,000        1,425,202       0.1%             1,188,518
    177         N/A         N/A        $2,434      $14,320           1,400,000        1,398,250       0.1%             1,291,101
    178         N/A       $33,299      $4,836      $26,638           1,400,000        1,396,974       0.1%             1,274,447
    179        $913         N/A        $9,942        N/A             1,400,000        1,392,907       0.1%             1,167,243
    180       $22,500       N/A        $22,500       N/A             1,402,000        1,386,387       0.1%             1,190,428
   180a
   180b
    181         N/A         N/A        $4,912      $23,929           1,400,000        1,386,265       0.1%             1,183,282
    182       $9,372        N/A        $9,363       $5,614           1,370,000        1,368,517       0.1%             1,228,845
    183       $1,968        N/A        $1,964       $7,315           1,360,000        1,357,940       0.1%             1,154,356
    184       $13,750       N/A        $13,750       N/A             1,360,000        1,357,566       0.1%             1,129,182
    185         N/A         N/A         $960         N/A             1,340,000        1,337,725       0.1%             1,263,660
    186       $17,604       N/A        $17,600       N/A             1,257,500        1,252,888       0.1%             1,130,108
    187         N/A         N/A        $9,836      $33,542           1,250,000        1,248,833       0.1%             1,134,826
    188       $10,500       N/A        $12,275       N/A             1,240,000        1,238,715       0.1%             1,116,379
    189         N/A         N/A        $4,713      $17,751           1,200,000        1,198,928       0.1%             1,093,030
    190       $15,000       N/A        $15,000       N/A             1,194,000        1,191,735       0.1%             1,096,316
    191         N/A         N/A        $2,594      $11,240           1,170,000        1,167,848       0.1%             1,076,311
    192       $13,000       N/A        $15,600       N/A             1,150,000        1,149,012       0.1%             1,050,439
    193       $8,605      $15,360      $8,467      $12,742           1,150,000        1,141,935       0.1%               978,671
    194       $14,500       N/A        $14,500       N/A             1,110,000        1,109,611       0.1%             1,007,000
    195       $12,000       N/A        $12,000       N/A             1,100,000        1,099,578       0.1%               992,991
    196       $7,464        N/A        $10,500       N/A             1,100,000        1,098,780       0.1%               984,575
    197       $10,000       N/A        $10,000       N/A             1,050,000        1,048,302       0.1%               954,315
    198       $13,517       N/A        $14,303       N/A             1,050,000        1,045,877       0.1%               962,598
   198a
   198b
   198c
    199       $8,201        N/A        $8,201        N/A             1,045,000        1,042,570       0.1%               879,194
    200         N/A         N/A        $5,442      $13,218           1,023,000        1,022,042       0.1%               928,535
    201         N/A         N/A        $12,150       N/A             1,020,000        1,018,666       0.1%               924,989
    202         N/A         N/A        $15,647     $26,375           1,000,000          996,963       0.1%               841,320
    203         N/A         N/A        $3,458      $16,563             989,000          984,234       0.1%               829,843
    204       $11,219       N/A        $11,219       N/A               948,000          946,728       0.1%               858,153
    205         N/A       $18,000      $3,520      $13,200             925,000          923,837       0.1%               841,076
    206       $9,000        N/A        $9,000        N/A               920,000          919,178       0.1%               837,989
    207       $3,792      $11,844      $3,782      $11,842             875,000          874,174       0.1%               793,674
    208         N/A         N/A        $2,985      $14,720             872,000          869,437       0.1%               736,417
    209       $10,328       N/A        $10,328       N/A               855,000          853,012       0.1%               719,340
    210       $8,626        N/A        $8,626        N/A               820,000          818,093       0.1%               689,893
    211         N/A         N/A        $2,325       $4,810             783,750          783,239       0.1%               662,912
    212       $8,000        N/A        $8,000        N/A               732,000          731,246       0.1%               673,764
    213         N/A         N/A        $6,750        N/A               370,000          369,132       0.0%               310,956
    214         N/A         N/A        $3,750        N/A               330,000          329,226       0.0%               277,339
    215         N/A         N/A        $2,949      $13,291             665,000          657,670       0.1%               558,858
    216       $8,000        N/A        $8,000        N/A               650,000          649,039       0.1%               594,011
    217         N/A         N/A        $2,365      $14,929             624,000          618,551       0.0%               544,441
    218       $5,500        N/A        $5,500        N/A               610,000          609,300       0.0%               557,923
    219       $8,750        N/A        $8,750        N/A               600,000          599,405       0.0%               542,161
    220       $2,395        N/A        $3,115        N/A               600,000          599,255       0.0%               546,043
    221       $9,000        N/A        $9,000        N/A               600,000          599,140       0.0%               540,543
    222         N/A       $15,652      $7,254      $12,000             595,000          594,052       0.0%               501,816
    223         N/A         N/A        $3,003        N/A               574,000          572,289       0.0%               483,966
    224         N/A         N/A          N/A         N/A               556,000          554,393       0.0%               470,433
    225         N/A         N/A        $3,750        N/A               295,000          293,528       0.0%               246,435
    226         N/A         N/A        $3,000        N/A               232,000          230,842       0.0%               193,806
    227         N/A         N/A        $1,655       $8,275             520,000          519,815       0.0%               471,328
    228         N/A         N/A        $1,988       $6,530             510,000          509,125       0.0%               471,104
    229       $10,000       N/A        $10,000       N/A               500,000          499,208       0.0%               455,041
    230       $10,000       N/A        $10,000       N/A               500,000          499,042       0.0%               458,804
    231         N/A         N/A        $4,000       $7,168             405,000          403,665       0.0%               348,454
    232         N/A         N/A        $3,000        N/A               332,000          330,365       0.0%               277,805

Total
/Weighted                                                     --------------------------------------------------------------------
Average:                                                        $1,295,324,953   $1,290,768,164      98.9%        $1,096,230,636
                                                              ====================================================================

                                                       Interest           Interest Calculation
             Orig   Rem.      Orig          Rem.        Only                    (30/360 /                          First
            Amort. Amort.    Term to      Term to      Period    Interest      Actual/360           Monthly       Payment
     #       Term   Term  Maturity (9)  Maturity (9)  (Months)     Rate       /Actual/365)        Payment (10)      Date
----------------------------------------------------------------------------------------------------------------------------

     1       360    355        120          115           0       8.630%       Actual/360          $ 680,877.32  07/01/2000
     2       336    332        156          152           0       7.240%         30/360              361,534.76  08/01/2000
     3       152    151        152          151           0       6.810%         30/360              390,426.55  11/01/2000
     4       360    353        120          113           0       8.640%       Actual/360            308,576.54  05/01/2000
    4a
    4b
     5       360    356        120          116           0       8.550%       Actual/360            285,810.13  08/01/2000
     6       360    353        120          113           0       8.640%       Actual/360            236,623.51  05/01/2000
    6a
    6b
     7       360    359        120          119           0       8.130%       Actual/360            210,968.62  11/01/2000
     8       300    295        120          115           0       8.020%       Actual/360            216,479.64  07/01/2000
     9       360    355        120          115           0       8.810%       Actual/360            217,522.13  07/01/2000
    10       360    343        120          103           0       7.570%       Actual/360            181,371.61  07/01/1999
    11       360    354        120          114           0       8.290%       Actual/360            191,536.45  06/01/2000
    12       360    356        120          116           0       8.290%       Actual/360             70,506.33  08/01/2000
    13       360    356        120          116           0       8.220%       Actual/360             64,053.06  08/01/2000
    14       360    359        120          119           0       8.640%       Actual/360            133,184.58  11/01/2000
    14a
    14b
    15       360    360        120          113          24       8.180%       Actual/360            109,265.82  05/01/2000
    16       360    360        120          112          24       8.625%       Actual/360            111,885.05  04/01/2000
    17       334    334        120          116          30       8.380%       Actual/360            112,212.51  08/01/2000
    18       360    356        120          116           0       8.020%       Actual/360            102,922.30  08/01/2000
    19       360    354        123          117           0       8.390%       Actual/360            106,558.38  06/01/2000
    20       300    295        120          115           0       8.020%       Actual/360            100,508.41  07/01/2000
    21       300    294        120          114           0       8.270%       Actual/360             99,513.17  06/01/2000
    22       360    353        120          113           0       8.340%       Actual/360             93,942.78  05/01/2000
    23       300    298        120          118           0       8.760%       Actual/360             56,774.80  10/01/2000
    24       300    298        120          118           0       8.760%       Actual/360             44,021.04  10/01/2000
    25       300    296        120          116           0       8.900%       Actual/360            101,443.77  08/01/2000
    26       360    357        120          117           0       8.640%       Actual/360             90,542.15  09/01/2000
    27       360    358        120          118           0       8.170%       Actual/360             86,495.40  10/01/2000
    28       264    244        60            40           0       7.410%       Actual/360             91,991.97  04/01/1999
    29       360    358        84            82           0       8.170%       Actual/360             85,749.75  10/01/2000
    30       360    358        120          118           0       8.140%       Actual/360             78,072.50  10/01/2000
    31       360    356        120          116           0       8.690%       Actual/360             82,153.99  08/01/2000
    32       360    357        120          117           0       8.140%       Actual/360             77,723.03  09/01/2000
    33       360    358        120          118           0       8.480%         30/360               79,052.14  10/01/2000
    34       360    357        120          117           0       8.140%       Actual/360             76,116.97  09/01/2000
    35       360    357        120          117           0       8.040%       Actual/360             73,655.50  09/01/2000
    36       360    356        120          116           0       8.420%       Actual/360             75,561.85  08/01/2000
    37       360    356        120          116           0       8.150%       Actual/360             72,861.89  08/01/2000
    38       360    356        120          116           0       9.100%       Actual/360             79,153.26  08/01/2000
    39       360    353        120          113           0       8.580%       Actual/360             74,949.35  05/01/2000
    40       360    356        120          116           0       8.150%       Actual/360             71,001.27  08/01/2000
    41       360    359        120          119           0       8.410%       Actual/360             42,321.20  11/01/2000
    42       360    359        120          119           0       8.410%       Actual/360             28,976.68  11/01/2000
    43       300    295        120          115           0       8.416%         30/360               73,560.83  07/01/2000
    44       360    360        120          118          12       8.190%       Actual/360             67,981.80  10/01/2000
    45       344    328        120          104           0       8.030%       Actual/360             66,634.46  08/01/1999
    46       360    358        120          118           0       8.020%       Actual/360             64,694.02  10/01/2000
    47       360    330        90            60           0       8.000%       Actual/365             63,103.75  06/10/1998
    48       300    298        120          118           0       8.790%       Actual/360             69,412.22  10/01/2000
    49       360    354        120          114           0       8.550%       Actual/360             62,437.93  06/01/2000
    50       360    355        120          115           0       8.160%       Actual/360             55,126.22  07/01/2000
    51       336    336        120          114          24       8.430%       Actual/360             56,676.05  06/01/2000
    52       360    360        120          113          24       8.180%       Actual/360             51,946.05  05/01/2000
    53       360    358        120          118           0       8.380%       Actual/360             51,328.70  10/01/2000
    54       300    296        120          116           0       8.360%       Actual/360             51,727.95  08/01/2000
    55       300    294        120          114           0       8.260%       Actual/360             51,174.33  06/01/2000
    56       360    359        144          143           0       7.990%       Actual/360             47,282.86  11/01/2000
    57       324    322        120          118           0       8.270%       Actual/360             48,367.53  10/01/2000
    58       360    357        120          117           0       8.410%       Actual/360             45,752.65  09/01/2000
    58a
    58b
    58c
    59       300    296        120          116           0       9.270%       Actual/360             49,321.33  08/01/2000
    60       360    357        120          117           0       8.480%       Actual/360             43,747.30  09/01/2000
    61       360    353        120          113           0       8.250%       Actual/360             42,822.20  05/01/2000
    62       360    358        120          118           0       7.980%       Actual/360             41,305.71  10/01/2000
    62a
    62b
    62c
    62d
    63       330    328        120          118           0       8.090%       Actual/360             42,367.32  10/01/2000
    64       360    354        120          114           0       8.550%       Actual/360             43,257.75  06/01/2000
    65       360    357        120          117           0       8.160%       Actual/360             41,344.67  09/01/2000
    66       360    360        120          116          12       8.510%       Actual/360             42,329.23  08/01/2000
    67       360    355        120          115           0       8.350%       Actual/360             41,706.95  07/01/2000
    68       360    354        120          114           0       8.390%       Actual/360             39,870.13  06/01/2000
    69       360    355        120          115           0       8.280%       Actual/360             39,175.59  07/01/2000
    70       300    299        120          119           0       8.850%       Actual/360             42,690.85  11/01/2000
    71       360    357        120          117           0       8.330%       Actual/360             38,791.03  09/01/2000
    72       360    355        120          115           0       9.060%       Actual/360             40,649.41  07/01/2000
    73       360    355        120          115           0       8.450%       Actual/360             38,268.64  07/01/2000
    74       360    347        120          107           0       8.420%       Actual/360             38,162.55  11/01/1999
    75       360    355        120          115           0       9.030%       Actual/360             39,734.02  07/01/2000
    76       360    355        120          115           0       8.730%       Actual/360             38,635.40  07/01/2000
    77       300    280        120          100           0       7.250%       Actual/360             33,249.12  04/01/1999
    78       360    357        120          117           0       8.380%       Actual/360             34,219.13  09/01/2000
    79       360    355        120          115           0       8.330%       Actual/360             34,060.41  07/01/2000
    80       360    355        120          115           0       8.380%       Actual/360             31,975.88  07/01/2000
    81       360    354        120          114           0       8.270%       Actual/360             31,612.27  06/01/2000
    82       360    358        120          118           0       8.270%       Actual/360             31,235.93  10/01/2000
    83       360    354        120          114           0       7.960%       Actual/360             30,116.29  06/01/2000
    84       360    355        120          115           0       8.340%       Actual/360             31,061.72  07/01/2000
    85       300    297        120          117           0       8.460%       Actual/360             32,679.16  09/01/2000
    86       360    357        120          117           0       8.500%       Actual/360             30,756.54  09/01/2000
    87       360    356        120          116           0       8.820%       Actual/360             31,668.21  08/01/2000
    88       360    359        111          110           0       8.750%       Actual/360             30,639.55  11/01/2000
    89       300    297        120          117           0       8.130%       Actual/360             29,852.13  09/01/2000
    90       360    355        120          115           0       8.800%       Actual/360             30,062.03  07/01/2000
    91       360    357        120          117           0       8.980%       Actual/360             30,520.99  09/01/2000
    92       360    356        120          116           0       8.750%       Actual/360             29,894.62  08/01/2000
    93       360    350        120          110           0       8.190%       Actual/360             28,322.18  02/01/2000
    94       360    355        120          115           0       8.630%       Actual/360             28,838.08  07/01/2000
    95       360    354        120          114           0       8.300%       Actual/360             27,927.03  06/01/2000
    96       300    294        120          114           0       8.400%       Actual/360             29,145.23  06/01/2000
    97       360    357        120          117           0       8.650%       Actual/360             27,284.92  09/01/2000
    98       360    355        120          115           0       8.660%       Actual/360             26,997.75  07/01/2000
    99       312    310        120          118           0       8.230%       Actual/360             26,843.28  10/01/2000
    100      360    351        144          135           0       8.980%       Actual/360             26,408.69  03/01/2000
    101      360    359        120          119           0       8.150%       Actual/360             23,815.94  11/01/2000
    102      300    298        120          118           0       8.540%       Actual/360             25,853.58  10/01/2000
    103      300    266        120           86           0       7.500%       Actual/360             24,386.71  02/01/1998
    104      360    355        120          115           0       7.920%       Actual/360             22,938.15  07/01/2000
    105      264    229        180          145           0       7.680%       Actual/360             25,932.88  01/01/1998
    106      360    359        120          119           0       8.010%       Actual/360             22,915.21  11/01/2000
    107      360    357        120          117           0       8.510%       Actual/360             23,973.73  09/01/2000
    108      300    274        120           94           0       7.690%       Actual/360             24,044.61  10/01/1998
    109      360    359        120          119           0       8.200%       Actual/360             23,180.39  11/01/2000
    110      240    225        144          129           0       8.390%         30/360               25,697.08  09/01/1999
    111      360    357        120          117           0       8.380%       Actual/360             22,143.59  09/01/2000
    112      346    341        120          115           0       8.830%       Actual/360             22,848.79  07/01/2000
    113      360    354        120          114           0       8.280%       Actual/360             21,546.57  06/01/2000
    114      300    297        120          117           0       8.740%       Actual/360             23,001.00  09/01/2000
    115      360    360        120          116          12       8.430%       Actual/360             21,047.04  08/01/2000
    116      360    355        120          115           0       8.350%       Actual/360             20,663.90  07/01/2000
    117      360    356        120          116           0       8.300%       Actual/360             20,379.17  08/01/2000
    118      360    355        120          115           0       8.560%       Actual/360             12,061.45  07/01/2000
    119      360    355        120          115           0       8.560%       Actual/360              8,659.50  07/01/2000
    120      240    236        120          116           0       8.360%       Actual/360             22,977.79  08/01/2000
    121      360    356        120          116           0       8.350%       Actual/360             19,799.43  08/01/2000
    122      360    355        120          115           0       8.330%       Actual/360             19,316.04  07/01/2000
    123      360    355        120          115           0       8.170%       Actual/360             19,014.07  07/01/2000
    124      360    354        120          114           0       8.500%       Actual/360             19,607.29  06/01/2000
    125      360    355        120          115           0       8.330%       Actual/360             19,013.28  07/01/2000
    126      360    357        120          117           0       8.290%       Actual/360             18,625.79  09/01/2000
    127      360    358        120          118           0       8.290%       Actual/360             18,474.97  10/01/2000
    128      360    357        120          117           0       9.080%       Actual/360             19,757.30  09/01/2000
    129      240    239        240          239           0       8.480%       Actual/360             20,797.39  11/01/2000
    130      360    356        120          116           0       8.540%       Actual/360             18,522.00  08/01/2000
    131      300    298        120          118           0       8.650%       Actual/360             18,851.13  10/01/2000
    132      360    352        120          112           0       8.440%       Actual/360             17,587.30  04/01/2000
    133      360    353        120          113           0       8.550%       Actual/360             17,558.01  05/01/2000
    134      360    355        120          115           0       7.920%       Actual/360             16,515.47  07/01/2000
    135      300    295        120          115           0       7.730%       Actual/360             16,965.36  07/01/2000
    136      300    295        240          235           0       8.820%       Actual/360             17,985.18  07/01/2000
    137      324    324        120          115          36       8.300%       Actual/360             16,655.95  07/01/2000
    138      360    358        120          118           0       8.260%       Actual/360             16,129.75  10/01/2000
    139      300    295        120          115           0       8.490%       Actual/360             17,297.90  07/01/2000
    140      276    271        120          115           0       8.470%       Actual/360             17,718.43  07/01/2000
    141      360    359        120          119           0       8.150%       Actual/360             15,629.21  11/01/2000
   141a
   141b
    142      240    227        120          107           0       8.050%       Actual/360             17,000.98  11/01/1999
    143      240    231        120          111           0       8.950%       Actual/360             17,903.36  03/01/2000
    144      360    357        120          117           0       8.500%       Actual/360             15,109.15  09/01/2000
    145      360    353        120          113           0       8.360%       Actual/360             14,800.77  05/01/2000
    146      300    287        120          107           0       8.330%       Actual/360             15,447.41  11/01/1999
    147      360    355        120          115           0       9.100%       Actual/360             15,595.22  07/01/2000
    148      360    356        120          116           0       8.580%       Actual/360             14,872.13  08/01/2000
    149      300    291        120          111           0       9.520%       Actual/360             16,766.67  03/01/2000
    150      300    296        120          116           0       8.430%       Actual/360             15,089.71  08/01/2000
    151      360    349        120          109           0       8.150%       Actual/360             13,731.38  01/01/2000
    152      300    297        120          117           0       8.510%       Actual/360             14,808.43  09/01/2000
    153      360    357        120          117           0       8.370%       Actual/360             13,902.86  09/01/2000
    154      360    356        120          116           0       8.610%       Actual/360             14,194.61  08/01/2000
    155      360    354        144          138           0       8.600%       Actual/360             14,045.81  06/01/2000
    156      300    297        120          117           0       9.000%       Actual/360             15,181.06  09/01/2000
    157      360    357        120          117           0       8.580%       Actual/360             13,942.63  09/01/2000
    158      360    357        120          117           0       8.530%       Actual/360             13,878.73  09/01/2000
    159      360    355        120          115           0       8.080%       Actual/360             13,308.29  07/01/2000
    160      360    355        120          115           0       8.880%       Actual/360             14,248.46  07/01/2000
    161      240    236        120          116           0       8.530%         30/360               15,481.07  08/01/2000
    162      360    355        120          115           0       8.620%       Actual/360             13,371.87  07/01/2000
    163      360    356        120          116           0       8.780%       Actual/360             13,410.35  08/01/2000
    164      360    354        120          114           0       8.290%       Actual/360             12,819.37  06/01/2000
    165      360    350        120          110           0       8.750%       Actual/360             13,059.23  02/01/2000
    166      360    356        120          116           0       8.700%       Actual/360             12,647.58  08/01/2000
    167      360    354        144          138           0       8.730%       Actual/360             12,485.83  06/01/2000
    168      300    299        120          119           0       8.640%       Actual/360              8,431.97  11/01/2000
    169      300    299        120          119           0       8.640%       Actual/360              4,277.09  11/01/2000
    170      300    284        120          104           0       8.460%         30/360               12,672.00  08/01/1999
    171      300    296        120          116           0       8.390%       Actual/360             11,967.42  08/01/2000
    172      300    295        120          115           0       8.660%       Actual/360             12,126.32  07/01/2000
    173      300    284        120          104           0       8.280%       Actual/360             11,856.84  08/01/1999
    174      360    356        120          116           0       8.870%       Actual/360             11,770.24  08/01/2000
    175      360    356        120          116           0       8.640%       Actual/360             11,293.43  08/01/2000
    176      300    296        120          116           0       8.290%       Actual/360             11,313.09  08/01/2000
    177      360    356        120          116           0       9.380%       Actual/360             11,649.58  08/01/2000
    178      360    355        120          115           0       8.780%       Actual/360             11,043.82  07/01/2000
    179      300    294        120          114           0       8.400%       Actual/360             11,178.99  06/01/2000
    180      300    286        120          106           0       9.070%       Actual/360             11,832.81  10/01/1999
   180a
   180b
    181      300    288        120          108           0       8.900%       Actual/360             11,653.06  12/01/1999
    182      360    358        120          118           0       8.140%       Actual/360             10,186.60  10/01/2000
    183      300    298        120          118           0       9.080%       Actual/360             11,487.67  10/01/2000
    184      300    298        120          118           0       8.270%       Actual/360             10,741.10  10/01/2000
    185      360    356        84            80           0       8.560%       Actual/360             10,360.47  08/01/2000
    186      360    353        120          113           0       8.210%       Actual/360              9,411.84  05/01/2000
    187      360    358        120          118           0       8.670%       Actual/360              9,762.42  10/01/2000
    188      360    358        120          118           0       8.300%       Actual/360              9,359.33  10/01/2000
    189      360    358        120          118           0       8.820%       Actual/360              9,500.46  10/01/2000
    190      360    355        120          115           0       9.180%       Actual/360              9,762.24  07/01/2000
    191      360    355        120          115           0       9.270%       Actual/360              9,642.26  07/01/2000
    192      360    358        120          118           0       8.950%       Actual/360              9,211.82  10/01/2000
    193      300    291        120          111           0       9.170%       Actual/360              9,784.85  03/01/2000
    194      360    359        120          119           0       8.630%       Actual/360              8,637.42  11/01/2000
    195      360    359        120          119           0       8.410%       Actual/360              8,387.99  11/01/2000
    196      360    358        120          118           0       8.050%       Actual/360              8,109.79  10/01/2000
    197      360    356        120          116           0       8.700%       Actual/360              8,222.89  08/01/2000
    198      360    351        120          111           0       9.110%       Actual/360              8,531.78  03/01/2000
   198a
   198b
   198c
    199      300    297        120          117           0       8.740%       Actual/360              8,584.30  09/01/2000
    200      360    358        120          118           0       8.660%       Actual/360              7,982.28  10/01/2000
    201      360    357        120          117           0       8.610%       Actual/360              7,922.57  09/01/2000
    202      300    296        120          116           0       8.730%       Actual/360              8,207.85  08/01/2000
    203      300    294        120          114           0       8.630%       Actual/360              8,050.52  06/01/2000
    204      360    357        120          117           0       8.530%       Actual/360              7,309.47  09/01/2000
    205      360    357        120          117           0       8.730%       Actual/360              7,263.77  09/01/2000
    206      360    358        120          118           0       8.820%       Actual/360              7,283.69  10/01/2000
    207      360    358        120          118           0       8.630%       Actual/360              6,808.77  10/01/2000
    208      300    296        120          116           0       8.870%       Actual/360              7,240.32  08/01/2000
    209      300    297        120          117           0       8.740%       Actual/360              7,023.52  09/01/2000
    210      300    297        120          117           0       8.740%       Actual/360              6,736.01  09/01/2000
    211      300    299        120          119           0       8.940%       Actual/360              6,545.03  11/01/2000
    212      360    357        120          117           0       9.300%       Actual/360              6,048.53  09/01/2000
    213      300    297        120          117           0       8.700%       Actual/360              3,029.37  09/01/2000
    214      300    297        120          117           0       8.700%       Actual/360              2,701.87  09/01/2000
    215      300    287        120          107           0       8.680%       Actual/360              5,435.70  11/01/1999
    216      360    356        120          116           0       8.950%       Actual/360              5,206.68  08/01/2000
    217      324    311        120          107           0       8.700%       Actual/360              5,005.96  11/01/1999
    218      360    357        120          117           0       9.000%       Actual/360              4,908.20  09/01/2000
    219      360    358        120          118           0       8.460%       Actual/360              4,596.48  10/01/2000
    220      360    357        120          117           0       8.770%       Actual/360              4,728.78  09/01/2000
    221      360    357        120          117           0       8.320%       Actual/360              4,537.16  09/01/2000
    222      300    298        120          118           0       8.840%       Actual/360              4,928.19  10/01/2000
    223      300    296        120          116           0       8.810%       Actual/360              4,742.53  08/01/2000
    224      300    296        120          116           0       8.940%       Actual/360              4,643.11  08/01/2000
    225      300    294        120          114           0       8.470%       Actual/360              2,369.46  06/01/2000
    226      300    294        120          114           0       8.470%       Actual/360              1,863.44  06/01/2000
    227      360    359        120          119           0       8.590%       Actual/360              4,031.56  11/01/2000
    228      360    355        120          115           0       9.470%       Actual/360              4,277.20  07/01/2000
    229      360    356        120          116           0       8.760%       Actual/360              3,937.07  08/01/2000
    230      360    355        120          115           0       9.150%       Actual/360              4,077.19  07/01/2000
    231      300    295        120          115           0       9.590%       Actual/360              3,563.84  07/01/2000
    232      300    294        120          114           0       8.530%       Actual/360              2,680.07  06/01/2000

Total
/Weighted
            --------------------------------------------------------------                      -----------------
Average:     338    333        122          117                   8.297%                          $9,947,086.10
            ==============================================================                      =================

                                                                                                    Original    Original
                                                                                         Original    Yield     Prepayment Original
                                                                                         Lockout  Maintenance   Premium     Open
             Maturity                           Prepayment Provision                      Period     Period      Period    Period
     #         Date     ARD (11)   Seasoning    as of Origination (12)                   (Months)   (Months)    (Months)  (Months)
-----------------------------------------------------------------------------------------------------------------------------------
     1      06/01/2010                 5     L (9.75), O (0.25)                            117         0           0         3
     2      07/01/2028 07/01/2013      4     L (12.42), O (0.58)                           149         0           0         7
     3      06/01/2013                 1     YM 1% (12.58), O (0.08)                        0         151          0         1
     4      04/01/2010                 7     L (9.5), O (0.5)                              114         0           0         6
    4a
    4b
     5      07/01/2025 07/01/2010      4     L (9.5), O (0.5)                              114         0           0         6
     6      04/01/2010                 7     L (9.5), O (0.5)                              114         0           0         6
    6a
    6b
     7      10/01/2010                 1     L (9.5), O (0.5)                              114         0           0         6
     8      06/01/2010                 5     L (9.58), O (0.42)                            115         0           0         5
     9      06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    10      06/01/2029 06/01/2009     17     L (9.42), O (0.58)                            113         0           0         7
    11      05/01/2030 04/30/2010      6     L (2.42), YM 1% (7.25), O (0.33)               29         87          0         4
    12      07/01/2010                 4     L (9.67), O (0.33)                            116         0           0         4
    13      07/01/2010                 4     L (9.67), O (0.33)                            116         0           0         4
    14      10/01/2010                 1     L (9.5), O (0.5)                              114         0           0         6
    14a
    14b
    15      04/01/2010                 7     L (9.67), O (0.33)                            116         0           0         4
    16      03/01/2010                 8     L (9.42), O (0.58)                            113         0           0         7
    17      07/01/2030 07/01/2010      4     L (9.67), O (0.33)                            116         0           0         4
    18      07/01/2010                 4     L (9.42), O (0.58)                            113         0           0         7
    19      08/31/2010                 6     L (10), O (0.25)                              120         0           0         3
    20      06/01/2010                 5     L (9.58), O (0.42)                            115         0           0         5
    21      05/01/2010                 6     L (9.67), O (0.33)                            116         0           0         4
    22      04/01/2010                 7     L (9.67), O (0.33)                            116         0           0         4
    23      09/01/2010                 2     L (9.67), O (0.33)                            116         0           0         4
    24      09/01/2010                 2     L (9.67), O (0.33)                            116         0           0         4
    25      07/01/2010                 4     L (9.5), O (0.5)                              114         0           0         6
    26      08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    27      09/01/2010                 2     L (9.75), O (0.25)                            117         0           0         3
    28      03/01/2004                20     3% (1.0), 2% (1.0), 1% (1.0), O (2.0)          0          0           36        24
    29      09/01/2007                 2     L (6.75), O (0.25)                             81         0           0         3
    30      09/01/2010                 2     L (9.67), O (0.33)                            116         0           0         4
    31      07/01/2030 07/01/2010      4     L (9.67), O (0.33)                            116         0           0         4
    32      08/01/2010                 3     L (9.67), O (0.33)                            116         0           0         4
    33      09/01/2010                 2     L (9.67), O (0.33)                            116         0           0         4
    34      08/01/2010                 3     L (9.67), O (0.33)                            116         0           0         4
    35      08/01/2030 08/01/2010      3     L (9.42), O (0.58)                            113         0           0         7
    36      07/01/2030 07/01/2010      4     L (9.67), O (0.33)                            116         0           0         4
    37      07/01/2030 07/01/2010      4     L (9.42), O (0.58)                            113         0           0         7
    38      07/01/2010                 4     L (9.5), O (0.5)                              114         0           0         6
    39      04/01/2030 04/01/2010      7     L (2.92), YM 1% (6.5), O (0.58)                35         78          0         7
    40      07/01/2030 07/01/2010      4     L (9.42), O (0.58)                            113         0           0         7
    41      10/01/2010                 1     L (9.5), O (0.5)                              114         0           0         6
    42      10/01/2010                 1     L (9.5), O (0.5)                              114         0           0         6
    43      06/01/2010                 5     L (9.67), O (0.33)                            116         0           0         4
    44      09/01/2030 09/01/2010      2     L (9.75), O (0.25)                            117         0           0         3
    45      07/01/2009                16     L (9.75), O (0.25)                            117         0           0         3
    46      09/01/2010                 2     L (9.67), O (0.33)                            116         0           0         4
    47      11/10/2005                30     L (4), YM 1% (3.17), O (0.33)                  48         38          0         4
    48      09/01/2010                 2     L (9.42), O (0.58)                            113         0           0         7
    49      05/01/2010                 6     L (9.67), O (0.33)                            116         0           0         4
    50      06/01/2030 06/01/2010      5     L (9.67), O (0.33)                            116         0           0         4
    51      05/01/2030 05/01/2010      6     L (9.67), O (0.33)                            116         0           0         4
    52      04/01/2010                 7     L (9.67), O (0.33)                            116         0           0         4
    53      09/01/2010                 2     L (9.5), O (0.5)                              114         0           0         6
    54      07/01/2010                 4     L (9.67), O (0.33)                            116         0           0         4
    55      05/01/2010                 6     L (9.67), O (0.33)                            116         0           0         4
    56      10/01/2012                 1     L (11.67), O (0.33)                           140         0           0         4
    57      09/01/2010                 2     L (9.67), O (0.33)                            116         0           0         4
    58      08/01/2030   8/1/10        3     L (9.67), O (0.33)                            116         0           0         4
    58a
    58b
    58c
    59      07/01/2010                 4     L (9.5), O (0.5)                              114         0           0         6
    60      08/01/2030 08/01/2010      3     L (9.75), O (0.25)                            117         0           0         3
    61      04/01/2010                 7     L (9.5), O (0.5)                              114         0           0         6
    62      09/01/2010                 2     L (9.67), O (0.33)                            116         0           0         4
    62a
    62b
    62c
    62d
    63      09/01/2010                 2     L (9.42), O (0.58)                            113         0           0         7
    64      05/01/2010                 6     L (9.67), O (0.33)                            116         0           0         4
    65      08/01/2010                 3     L (2.92), YM 1% (6.75), O (0.33)               35         81          0         4
    66      07/01/2010                 4     L (9.67), O (0.33)                            116         0           0         4
    67      06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    68      05/01/2010                 6     L (9.5), O (0.5)                              114         0           0         6
    69      06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    70      10/01/2010                 1     L (9.5), O (0.5)                              114         0           0         6
    71      08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    72      06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    73      06/01/2030 06/01/2010      5     L (9.58), O (0.42)                            115         0           0         5
    74      10/01/2009                13     L (9.5), O (0.5)                              114         0           0         6
    75      06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    76      06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    77      03/01/2011 02/28/2009     20     L (4.92), YM 1% (4.75), O (0.33)               59         57          0         4
    78      08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    79      06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    80      06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    81      05/01/2030 05/01/2010      6     L (9.67), O (0.33)                            116         0           0         4
    82      09/01/2010                 2     L (9.75), O (0.25)                            117         0           0         3
    83      05/01/2010                 6     L (2.92), YM 1% (6.75), O (0.33)               35         81          0         4
    84      06/01/2030 06/01/2010      5     L (9.67), O (0.33)                            116         0           0         4
    85      08/01/2010                 3     L (9.67), O (0.33)                            116         0           0         4
    86      08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    87      07/01/2010                 4     L (9.5), O (0.5)                              114         0           0         6
    88      01/01/2010                 1     L (8.75), O (0.5)                             105         0           0         6
    89      08/01/2010                 3     L (9.75), O (0.25)                            117         0           0         3
    90      06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    91      08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    92      07/01/2010                 4     L (9.75), O (0.25)                            117         0           0         3
    93      01/01/2030 01/01/2010     10     L (9.67), O (0.33)                            116         0           0         4
    94      06/01/2010                 5     L (9.67), O (0.33)                            116         0           0         4
    95      05/01/2010                 6     L (9.5), O (0.5)                              114         0           0         6
    96      05/01/2025 05/01/2010      6     L (9.67), O (0.33)                            116         0           0         4
    97      08/01/2010                 3     L (9.67), O (0.33)                            116         0           0         4
    98      06/01/2010                 5     L (9.67), O (0.33)                            116         0           0         4
    99      09/01/2010                 2     L (2.92), YM 1% (6.75), O (0.33)               35         81          0         4
    100     02/01/2012                 9     L (11.75), O (0.25)                           141         0           0         3
    101     10/01/2010                 1     L (9.5), O (0.5)                              114         0           0         6
    102     09/01/2025 09/01/2010      2     L (9.75), O (0.25)                            117         0           0         3
    103     01/01/2008                34     L (4.92), YM 1% (4.5), O (0.58)                59         54          0         7
    104     06/01/2030 06/01/2010      5     L (4), YM 1% (5.42), O (0.58)                  48         65          0         7
    105     12/01/2012                35     L (14.5), O (0.5)                             174         0           0         6
    106     10/01/2010                 1     L (9.5), O (0.5)                              114         0           0         6
    107     08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    108     09/01/2008                26     L (4.92), YM (4.75), O (0.33)                  59         57          0         4
    109     10/01/2010                 1     L (9.5), O (0.5)                              114         0           0         6
    110     08/01/2011                15     L (11.75), O (0.25)                           141         0           0         3
    111     08/01/2030 08/01/2010      3     L (9.67), O (0.33)                            116         0           0         4
    112     06/01/2010                 5     L (5), YM 1% (4.42), O (0.58)                  60         53          0         7
    113     05/01/2010                 6     L (4.92), YM 1% (4.75), O (0.33)               59         57          0         4
    114     08/01/2010                 3     L (9.67), O (0.33)                            116         0           0         4
    115     07/01/2010                 4     L (9.67), O (0.33)                            116         0           0         4
    116     06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    117     07/01/2010                 4     L (9.67), O (0.33)                            116         0           0         4
    118     06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    119     06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    120     07/01/2010                 4     L (9.67), O (0.33)                            116         0           0         4
    121     07/01/2010                 4     L (9.5), O (0.5)                              114         0           0         6
    122     06/01/2030 06/01/2010      5     L (9.67), O (0.33)                            116         0           0         4
    123     06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    124     05/01/2010                 6     L (9.67), O (0.33)                            116         0           0         4
    125     06/01/2030 06/01/2010      5     L (9.67), O (0.33)                            116         0           0         4
    126     08/01/2030 08/01/2010      3     L (9.67), O (0.33)                            116         0           0         4
    127     09/01/2010                 2     L (9.67), O (0.33)                            116         0           0         4
    128     08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    129     10/01/2020                 1     L (4.08), YM 1% (15.33), O (0.58)              49        184          0         7
    130     07/01/2030 07/01/2010      4     L (9.67), O (0.33)                            116         0           0         4
    131     09/01/2010                 2     L (9.75), O (0.25)                            117         0           0         3
    132     03/01/2010                 8     L (9.5), O (0.5)                              114         0           0         6
    133     04/01/2010                 7     L (9.67), O (0.33)                            116         0           0         4
    134     06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    135     06/01/2010                 5     L (9.75), O (0.25)                            117         0           0         3
    136     06/01/2020                 5     L (19.67), O (0.33)                           236         0           0         4
    137     06/01/2030 06/01/2010      5     L (9.42), O (0.58)                            113         0           0         7
    138     09/01/2010                 2     L (9.75), O (0.25)                            117         0           0         3
    139     06/01/2010                 5     L (9.42), O (0.58)                            113         0           0         7
    140     06/01/2010                 5     YM 5% (9.67), O (0.33)                         0         116          0         4
    141     10/01/2010                 1     L (9.5), O (0.5)                              114         0           0         6
   141a
   141b
    142     10/01/2019 10/01/2009     13     L (3.92), YM 3% (5), YM 1% (0.75), O (0.33)    47         69          0         4
    143     02/01/2020 02/01/2010      9     L (3.92), YM 3% (5), YM 1% (0.75), O (0.33)    47         69          0         4
    144     08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    145     04/01/2010                 7     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4
    146     10/01/2009                13     L (9.67), O (0.33)                            116         0           0         4
    147     06/01/2010                 5     L (9.75), O (0.25)                            117         0           0         3
    148     07/01/2010                 4     L (9.5), O (0.5)                              114         0           0         6
    149     02/01/2025 02/01/2010      9     L (2.92), YM 1% (6.75), O (0.33)               35         81          0         4
    150     07/01/2010                 4     YM 5% (9.67), O (0.33)                         0         116          0         4
    151     12/01/2029 12/01/2009     11     L (9.67), O (0.33)                            116         0           0         4
    152     08/01/2010                 3     L (9.67), O (0.33)                            116         0           0         4
    153     08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    154     07/01/2010                 4     L (9.5), O (0.5)                              114         0           0         6
    155     05/01/2012                 6     L (11.67), O (0.33)                           140         0           0         4
    156     08/01/2010                 3     L (9.67), O (0.33)                            116         0           0         4
    157     08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    158     08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    159     06/01/2030 06/01/2010      5     L (9.67), O (0.33)                            116         0           0         4
    160     06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    161     07/01/2010                 4     YM 5% (9.67), O (0.33)                         0         116          0         4
    162     06/01/2010                 5     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4
    163     07/01/2010                 4     L (9.5), O (0.5)                              114         0           0         6
    164     05/01/2010                 6     L (9.67), O (0.33)                            116         0           0         4
    165     01/01/2010                10     L (9.67), O (0.33)                            116         0           0         4
    166     07/01/2010                 4     L (9.5), O (0.5)                              114         0           0         6
    167     05/01/2012                 6     L (11.67), O (0.33)                           140         0           0         4
    168     10/01/2010                 1     L (9.5), O (0.5)                              114         0           0         6
    169     10/01/2010                 1     L (9.5), O (0.5)                              114         0           0         6
    170     07/01/2009                16     L (9.75), O (0.25)                            117         0           0         3
    171     07/01/2010                 4     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4
    172     06/01/2025 06/01/2010      5     L (9.75), O (0.25)                            117         0           0         3
    173     07/01/2009                16     L (9.5), O (0.5)                              114         0           0         6
    174     07/01/2010                 4     L (9.5), O (0.5)                              114         0           0         6
    175     07/01/2010                 4     L (9.5), O (0.5)                              114         0           0         6
    176     07/01/2010                 4     YM 5% (9.67), O (0.33)                         0         116          0         4
    177     07/01/2010                 4     L (9.5), O (0.5)                              114         0           0         6
    178     06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    179     05/01/2010                 6     L (9.67), O (0.33)                            116         0           0         4
    180     09/01/2009                14     L (9.5), O (0.5)                              114         0           0         6
   180a
   180b
    181     11/01/2009                12     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4
    182     09/01/2010                 2     L (9.42), O (0.58)                            113         0           0         7
    183     09/01/2010                 2     L (9.67), O (0.33)                            116         0           0         4
    184     09/01/2010                 2     L (2.92), YM 1% (6.75), O (0.33)               35         81          0         4
    185     07/01/2007                 4     L (5), YM 1% (1.67), O (0.33)                  60         20          0         4
    186     04/01/2030 04/01/2010      7     L (9.42), O (0.58)                            113         0           0         7
    187     09/01/2010                 2     L (9.5), O (0.5)                              114         0           0         6
    188     09/01/2010                 2     L (9.5), O (0.5)                              114         0           0         6
    189     09/01/2010                 2     L (9.5), O (0.5)                              114         0           0         6
    190     06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    191     06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    192     09/01/2010                 2     L (9.5), O (0.5)                              114         0           0         6
    193     02/01/2010                 9     L (9.67), O (0.33)                            116         0           0         4
    194     10/01/2010                 1     L (9.5), O (0.5)                              114         0           0         6
    195     10/01/2010                 1     L (9.5), O (0.5)                              114         0           0         6
    196     09/01/2010                 2     L (9.42), O (0.58)                            113         0           0         7
    197     07/01/2010                 4     L (9.5), O (0.5)                              114         0           0         6
    198     02/01/2010                 9     L (9.5), O (0.5)                              114         0           0         6
   198a
   198b
   198c
    199     08/01/2010                 3     L (9.67), O (0.33)                            116         0           0         4
    200     09/01/2010                 2     L (9.5), O (0.5)                              114         0           0         6
    201     08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    202     07/01/2010                 4     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4
    203     05/01/2010                 6     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4
    204     08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    205     08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    206     09/01/2010                 2     L (9.5), O (0.5)                              114         0           0         6
    207     09/01/2010                 2     L (9.67), O (0.33)                            116         0           0         4
    208     07/01/2010                 4     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4
    209     08/01/2010                 3     L (9.67), O (0.33)                            116         0           0         4
    210     08/01/2010                 3     L (9.67), O (0.33)                            116         0           0         4
    211     10/01/2010                 1     L (9.5), O (0.5)                              114         0           0         6
    212     08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    213     08/01/2010                 3     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4
    214     08/01/2010                 3     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4
    215     10/01/2009                13     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4
    216     07/01/2010                 4     L (9.5), O (0.5)                              114         0           0         6
    217     10/01/2009                13     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4
    218     08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    219     09/01/2010                 2     L (9.5), O (0.5)                              114         0           0         6
    220     08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    221     08/01/2010                 3     L (9.5), O (0.5)                              114         0           0         6
    222     09/01/2010                 2     L (9.5), O (0.5)                              114         0           0         6
    223     07/01/2010                 4     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4
    224     07/01/2010                 4     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4
    225     05/01/2010                 6     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4
    226     05/01/2010                 6     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4
    227     10/01/2010                 1     L (9.5), O (0.5)                              114         0           0         6
    228     06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    229     07/01/2010                 4     L (9.5), O (0.5)                              114         0           0         6
    230     06/01/2010                 5     L (9.5), O (0.5)                              114         0           0         6
    231     06/01/2010                 5     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4
    232     05/01/2010                 6     L (5), YM 1% (4.67), O (0.33)                  60         56          0         4

Total
/Weighted                          ----------
Average:                               5
                                   ==========

                                           Yield    Prepayment
                              Lockout   Maintenance   Premium                                      Utilities
                             Expiration Expiration  Expiration            Hotel                Multifamily Tenant     Multifamily
     #      Defeasance (13)     Date       Date        Date             Franchise                     Pays             Elevators
-----------------------------------------------------------------------------------------------------------------------------------
     1            Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
     2            Yes        12/01/2012     N/A         N/A                N/A                        N/A                 N/A
     3             No           N/A     05/01/2013      N/A                N/A                        N/A                 N/A
     4            Yes        10/01/2009     N/A         N/A
    4a                                                                     N/A                      Electric               0
    4b                                                                     N/A                      Electric               0
     5            Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
     6            Yes        10/01/2009     N/A         N/A
    6a                                                                     N/A                      Electric               0
    6b                                                                     N/A                      Electric               0
     7            Yes        04/01/2010     N/A         N/A                N/A                        N/A                 N/A
     8            Yes        01/01/2010     N/A         N/A                N/A                      Electric               0
     9            Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    10            Yes        11/01/2008     N/A         N/A                N/A                        N/A                 N/A
    11             No        10/01/2002 01/01/2010      N/A                N/A                        N/A                 N/A
    12            Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    13            Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    14            Yes        04/01/2010     N/A         N/A
    14a                                                                    N/A              Electric/Gas/Water/Sewer       0
    14b                                                                    N/A                      Electric               0
    15            Yes        12/01/2009     N/A         N/A                N/A                      Electric               0
    16            Yes        08/01/2009     N/A         N/A                N/A                      Electric               0
    17            Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    18            Yes        12/01/2009     N/A         N/A                N/A                    Electric/Gas             0
    19            Yes        05/01/2010     N/A         N/A                N/A                        N/A                 N/A
    20            Yes        01/01/2010     N/A         N/A                N/A                      Electric               0
    21            Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
    22            Yes        12/01/2009     N/A         N/A                N/A                      Electric               0
    23            Yes        05/01/2010     N/A         N/A     Radisson Hotels Worldwide             N/A                 N/A
    24            Yes        05/01/2010     N/A         N/A     Radisson Hotels Worldwide             N/A                 N/A
    25            Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
    26            Yes        02/01/2010     N/A         N/A                N/A                        N/A                 N/A
    27            Yes        06/01/2010     N/A         N/A                N/A                        N/A                 N/A
    28             No           N/A         N/A     03/01/2002         Holiday Inn                    N/A                 N/A
    29            Yes        06/01/2007     N/A         N/A                N/A                Electric/Water/Sewer         0
    30            Yes        05/01/2010     N/A         N/A                N/A                    Electric/Gas             0
    31            Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    32            Yes        04/01/2010     N/A         N/A                N/A                    Electric/Gas             0
    33            Yes        05/01/2010     N/A         N/A                N/A                        N/A                 N/A
    34            Yes        04/01/2010     N/A         N/A                N/A                    Electric/Gas             0
    35            Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
    36            Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    37            Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    38            Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
    39             No        03/01/2003 09/01/2009      N/A                N/A                        N/A                 N/A
    40            Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    41            Yes        04/01/2010     N/A         N/A                N/A                        N/A                 N/A
    42            Yes        04/01/2010     N/A         N/A                N/A                        N/A                 N/A
    43            Yes        02/01/2010     N/A         N/A          DoubleTree Hotel                 N/A                 N/A
    44            Yes        06/01/2010     N/A         N/A                N/A                        N/A                 N/A
    45            Yes        04/01/2009     N/A         N/A                N/A                        N/A                 N/A
    46            Yes        05/01/2010     N/A         N/A                N/A                   Electric/Sewer            0
    47             No        05/10/2002 07/10/2005      N/A                N/A                        N/A                 N/A
    48            Yes        02/01/2010     N/A         N/A         Candlewood Suites                 N/A                 N/A
    49            Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
    50            Yes        02/01/2010     N/A         N/A                N/A                        N/A                 N/A
    51            Yes        01/01/2010     N/A         N/A                N/A                    Electric/Gas             0
    52            Yes        12/01/2009     N/A         N/A                N/A                      Electric               0
    53            Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    54            Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    55            Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
    56            Yes        06/01/2012     N/A         N/A                N/A                        None                 0
    57            Yes        05/01/2010     N/A         N/A                N/A                      Electric               1
    58            Yes        04/01/2010     N/A         N/A
    58a                                                                    N/A                        N/A                 N/A
    58b                                                                    N/A                        N/A                 N/A
    58c                                                                    N/A                        N/A                 N/A
    59            Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
    60            Yes        05/01/2010     N/A         N/A                N/A                        N/A                 N/A
    61            Yes        10/01/2009     N/A         N/A                N/A                        N/A                 N/A
    62            Yes        05/01/2010     N/A         N/A
    62a                                                                    N/A                        N/A                 N/A
    62b                                                                    N/A                        N/A                 N/A
    62c                                                                    N/A                        N/A                 N/A
    62d                                                                    N/A                        N/A                 N/A
    63            Yes        02/01/2010     N/A         N/A                N/A                    Electric/Gas             0
    64            Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
    65             No        07/01/2003 04/01/2010      N/A                N/A                        N/A                 N/A
    66            Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    67            Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    68            Yes        11/01/2009     N/A         N/A                N/A                      Electric               0
    69            Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    70            Yes        04/01/2010     N/A         N/A         Marriott Courtyard                N/A                 N/A
    71            Yes        02/01/2010     N/A         N/A                N/A                      Electric               0
    72            Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    73            Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
    74            Yes        04/01/2009     N/A         N/A                N/A                      Electric               0
    75            Yes        12/01/2009     N/A         N/A                N/A                        None                 0
    76            Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    77             No        02/01/2004 11/01/2008      N/A                N/A                        None                 0
    78            Yes        02/01/2010     N/A         N/A                N/A                        N/A                 N/A
    79            Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    80            Yes        12/01/2009     N/A         N/A                N/A                    Electric/Gas             0
    81            Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
    82            Yes        06/01/2010     N/A         N/A                N/A                      Electric               0
    83             No        04/01/2003 01/01/2010      N/A                N/A                      Electric               0
    84            Yes        02/01/2010     N/A         N/A                N/A                        N/A                 N/A
    85            Yes        04/01/2010     N/A         N/A                N/A                        N/A                 N/A
    86            Yes        02/01/2010     N/A         N/A                N/A                      Electric               0
    87            Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
    88            Yes        07/01/2009     N/A         N/A                N/A                        N/A                 N/A
    89            Yes        05/01/2010     N/A         N/A                N/A                        N/A                 N/A
    90            Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    91            Yes        02/01/2010     N/A         N/A                N/A                        N/A                 N/A
    92            Yes        04/01/2010     N/A         N/A                N/A                        N/A                 N/A
    93            Yes        09/01/2009     N/A         N/A                N/A                        N/A                 N/A
    94            Yes        02/01/2010     N/A         N/A                N/A                        N/A                 N/A
    95            Yes        11/01/2009     N/A         N/A                N/A                      Electric               0
    96            Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
    97            Yes        04/01/2010     N/A         N/A                N/A                        N/A                 N/A
    98            Yes        02/01/2010     N/A         N/A                N/A                        N/A                 N/A
    99             No        08/01/2003 05/01/2010      N/A                N/A                      Electric               0
    100           Yes        11/01/2011     N/A         N/A                N/A                        N/A                 N/A
    101           Yes        04/01/2010     N/A         N/A                N/A                      Electric               0
    102           Yes        06/01/2010     N/A         N/A                N/A                        N/A                 N/A
    103            No        12/01/2002 06/01/2007      N/A                N/A                        N/A                 N/A
    104            No        06/01/2004 11/01/2009      N/A                N/A                      Electric               2
    105           Yes        06/01/2012     N/A         N/A                N/A                        N/A                 N/A
    106           Yes        04/01/2010     N/A         N/A                N/A                   Electric, Gas             1
    107           Yes        02/01/2010     N/A         N/A                N/A             Electric/Gas/ Water/Sewer       2
    108            No        08/01/2003 05/01/2008      N/A            Best Western                   N/A                 N/A
    109           Yes        04/01/2010     N/A         N/A                N/A                      Electric               0
    110           Yes        05/01/2011     N/A         N/A                N/A                        N/A                 N/A
    111           Yes        04/01/2010     N/A         N/A                N/A                        N/A                 N/A
    112            No        06/01/2005 11/01/2009      N/A                N/A                        N/A                 N/A
    113            No        04/01/2005 01/01/2010      N/A                N/A                        N/A                 N/A
    114           Yes        04/01/2010     N/A         N/A                N/A                        N/A                 N/A
    115           Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    116           Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    117           Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    118           Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    119           Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    120           Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    121           Yes        01/01/2010     N/A         N/A                N/A                      Electric               0
    122           Yes        02/01/2010     N/A         N/A                N/A                        N/A                 N/A
    123           Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    124           Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
    125           Yes        02/01/2010     N/A         N/A                N/A                        N/A                 N/A
    126           Yes        04/01/2010     N/A         N/A                N/A                        N/A                 N/A
    127           Yes        05/01/2010     N/A         N/A                N/A                      Electric               0
    128           Yes        02/01/2010     N/A         N/A                N/A                        N/A                 N/A
    129            No        11/01/2004 03/01/2020      N/A                N/A                    Electric/Gas             0
    130           Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    131           Yes        06/01/2010     N/A         N/A                N/A                        N/A                 N/A
    132           Yes        09/01/2009     N/A         N/A                N/A                        N/A                 N/A
    133           Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    134           Yes        12/01/2009     N/A         N/A                N/A                      Electric               0
    135           Yes        03/01/2010     N/A         N/A                N/A                      Electric               0
    136           Yes        02/01/2020     N/A         N/A                N/A                        N/A                 N/A
    137           Yes        11/01/2009     N/A         N/A                N/A                        N/A                 N/A
    138           Yes        06/01/2010     N/A         N/A                N/A                      Electric               0
    139           Yes        11/01/2009     N/A         N/A                N/A                        N/A                 N/A
    140            No           N/A     02/01/2010      N/A                N/A                        N/A                 N/A
    141           Yes        04/01/2010     N/A         N/A
   141a                                                                    N/A                      Electric               0
   141b                                                                    N/A                      Electric               0
    142            No        09/01/2003 06/01/2009      N/A                N/A                        N/A                 N/A
    143            No        01/01/2004 10/01/2009      N/A                N/A                        N/A                 N/A
    144           Yes        02/01/2010     N/A         N/A                N/A                        N/A                 N/A
    145            No        04/01/2005 12/01/2009      N/A                N/A                      Electric               0
    146           Yes        06/01/2009     N/A         N/A                N/A                        N/A                 N/A
    147           Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    148           Yes        01/01/2010     N/A         N/A                N/A                        None                 0
    149            No        01/01/2003 10/01/2009      N/A                N/A                        N/A                 N/A
    150            No           N/A     03/01/2010      N/A                N/A                      Electric               1
    151           Yes        08/01/2009     N/A         N/A                N/A                    Electric/Gas             0
    152           Yes        04/01/2010     N/A         N/A                N/A                        N/A                 N/A
    153           Yes        02/01/2010     N/A         N/A                N/A                        N/A                 N/A
    154           Yes        01/01/2010     N/A         N/A                N/A                      Electric               0
    155           Yes        01/01/2012     N/A         N/A                N/A                        N/A                 N/A
    156           Yes        04/01/2010     N/A         N/A                N/A                        N/A                 N/A
    157           Yes        02/01/2010     N/A         N/A                N/A                      Electric               0
    158           Yes        02/01/2010     N/A         N/A                N/A                        N/A                 N/A
    159           Yes        02/01/2010     N/A         N/A                N/A                        N/A                 N/A
    160           Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    161            No           N/A     03/01/2010      N/A                N/A                        N/A                 N/A
    162            No        06/01/2005 02/01/2010      N/A                N/A                Electric/Water/Sewer         0
    163           Yes        01/01/2010     N/A         N/A                N/A                      Electric               1
    164           Yes        01/01/2010     N/A         N/A                N/A                Electric/Water/Sewer         0
    165           Yes        09/01/2009     N/A         N/A                N/A                        N/A                 N/A
    166           Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
    167           Yes        01/01/2012     N/A         N/A                N/A                        N/A                 N/A
    168           Yes        04/01/2010     N/A         N/A                N/A                      Electric               0
    169           Yes        04/01/2010     N/A         N/A                N/A                      Electric               0
    170           Yes        04/01/2009     N/A         N/A                N/A                        N/A                 N/A
    171            No        07/01/2005 03/01/2010      N/A                N/A                        N/A                 N/A
    172           Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    173           Yes        01/01/2009     N/A         N/A                N/A                        N/A                 N/A
    174           Yes        01/01/2010     N/A         N/A                N/A                      Electric               0
    175           Yes        01/01/2010     N/A         N/A                N/A                      Electric               1
    176            No           N/A     03/01/2010      N/A                N/A                Electric/Water/Sewer         0
    177           Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
    178           Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    179           Yes        01/01/2010     N/A         N/A                N/A                        N/A                 N/A
    180           Yes        03/01/2009     N/A         N/A
   180a                                                                    N/A                      Electric               0
   180b                                                                    N/A                      Electric               0
    181            No        11/01/2004 07/01/2009      N/A                N/A                        N/A                 N/A
    182           Yes        02/01/2010     N/A         N/A                N/A                        N/A                 N/A
    183           Yes        05/01/2010     N/A         N/A                N/A                        N/A                 N/A
    184            No        08/01/2003 05/01/2010      N/A                N/A                      Electric               0
    185            No        07/01/2005 03/01/2007      N/A                N/A                        N/A                 N/A
    186           Yes        09/01/2009     N/A         N/A                N/A                    Electric/Gas             0
    187           Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    188           Yes        03/01/2010     N/A         N/A                N/A                      Electric               0
    189           Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    190           Yes        12/01/2009     N/A         N/A                N/A                      Electric               0
    191           Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    192           Yes        03/01/2010     N/A         N/A                N/A                    Electric/Gas             0
    193           Yes        10/01/2009     N/A         N/A                N/A                        N/A                 N/A
    194           Yes        04/01/2010     N/A         N/A                N/A                      Electric               0
    195           Yes        04/01/2010     N/A         N/A                N/A                    Electric/Gas             0
    196           Yes        02/01/2010     N/A         N/A                N/A                      Electric               0
    197           Yes        01/01/2010     N/A         N/A                N/A                      Electric               0
    198           Yes        08/01/2009     N/A         N/A
   198a                                                                    N/A                 Electric/Gas/Sewer          0
   198b                                                                    N/A              Electric/Gas/Water/Sewer       0
   198c                                                                    N/A              Electric/Gas/Water/Sewer       0
    199           Yes        04/01/2010     N/A         N/A                N/A                        N/A                 N/A
    200           Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    201           Yes        02/01/2010     N/A         N/A                N/A                      Electric               0
    202            No        07/01/2005 03/01/2010      N/A                N/A                        N/A                 N/A
    203            No        05/01/2005 01/01/2010      N/A                N/A                        N/A                 N/A
    204           Yes        02/01/2010     N/A         N/A                N/A                      Electric               0
    205           Yes        02/01/2010     N/A         N/A                N/A                        N/A                 N/A
    206           Yes        03/01/2010     N/A         N/A                N/A                      Electric               0
    207           Yes        05/01/2010     N/A         N/A                N/A                        N/A                 N/A
    208            No        07/01/2005 03/01/2010      N/A                N/A                        N/A                 N/A
    209           Yes        04/01/2010     N/A         N/A                N/A                        N/A                 N/A
    210           Yes        04/01/2010     N/A         N/A                N/A                        N/A                 N/A
    211           Yes        04/01/2010     N/A         N/A                N/A                        N/A                 N/A
    212           Yes        02/01/2010     N/A         N/A                N/A                      Electric               0
    213            No        08/01/2005 04/01/2010      N/A                N/A                      Electric               0
    214            No        08/01/2005 04/01/2010      N/A                N/A                      Electric               0
    215            No        10/01/2004 06/01/2009      N/A                N/A                        N/A                 N/A
    216           Yes        01/01/2010     N/A         N/A                N/A                      Electric               0
    217            No        10/01/2004 06/01/2009      N/A                N/A                        N/A                 N/A
    218           Yes        02/01/2010     N/A         N/A                N/A                    Electric/Gas             0
    219           Yes        03/01/2010     N/A         N/A                N/A                      Electric               0
    220           Yes        02/01/2010     N/A         N/A                N/A                    Electric/Gas             0
    221           Yes        02/01/2010     N/A         N/A                N/A                      Electric               0
    222           Yes        03/01/2010     N/A         N/A                N/A                        N/A                 N/A
    223            No        07/01/2005 03/01/2010      N/A                N/A                        N/A                 N/A
    224            No        07/01/2005 03/01/2010      N/A                N/A                        N/A                 N/A
    225            No        05/01/2005 01/01/2010      N/A                N/A                      Electric               0
    226            No        05/01/2005 01/01/2010      N/A                N/A                        None                 0
    227           Yes        04/01/2010     N/A         N/A                N/A                        N/A                 N/A
    228           Yes        12/01/2009     N/A         N/A                N/A                        N/A                 N/A
    229           Yes        01/01/2010     N/A         N/A                N/A                      Electric               0
    230           Yes        12/01/2009     N/A         N/A                N/A                        None                 0
    231            No        06/01/2005 02/01/2010      N/A                N/A                        N/A                 N/A
    232            No        05/01/2005 01/01/2010      N/A                N/A                Electric/Water/Sewer         0

Total
/Weighted
Average:

            Subject  Subject    Subject  Subject  Subject    Subject  Subject  Subject    Subject  Subject  Subject    Subject
            Studio    Studio    Studio    1 BR      1 BR      1 BR     2 BR      2 BR      2 BR     3 BR      3 BR      3 BR
     #       Units  Avg. Rent  Max. Rent  Units  Avg. Rent  Max. Rent  Units  Avg. Rent  Max. Rent  Units  Avg. Rent  Max. Rent
--------------------------------------------------------------------------------------------------------------------------------
     1        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
     2        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
     3        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
     4
    4a        N/A      N/A        N/A      N/A      N/A        N/A     1184      $426      $515      N/A      N/A        N/A
    4b        N/A      N/A        N/A      312      $469      $610      48       $716      $760      N/A      N/A        N/A
     5        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
     6
    6a        125      $385      $460      763      $489      $655      195      $653      $850      N/A      N/A        N/A
    6b        N/A      N/A        N/A      N/A      N/A        N/A      168      $417      $475      N/A      N/A        N/A
     7        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
     8        N/A      N/A        N/A      787      $807      $995      116      $997     $1,410     N/A      N/A        N/A
     9        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    10        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    11        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    12        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    13        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    14
    14a       N/A      N/A        N/A      80       $596      $600      144      $688      $720      64       $800      $875
    14b       40       $414      $415      72       $545      $573      74       $643      $691      20       $754      $770
    15        N/A      N/A        N/A      N/A      N/A        N/A      53       $761     $1,080     80      $1,056    $1,185
    16        30       $552      $610      60       $636      $725      96       $948     $1,180     36      $1,520    $1,650
    17        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    18        N/A      N/A        N/A      128      $683      $715      200      $823      $850      N/A      N/A        N/A
    19        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    20        N/A      N/A        N/A      294      $806      $930      74       $974      $980      N/A      N/A        N/A
    21        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    22         4       $735      $745      94       $851      $875      82       $971     $1,100     12      $1,137    $1,165
    23        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    24        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    25        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    26        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    27        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    28        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    29        64       $594      $665      115      $655      $670      61       $783      $810      N/A      N/A        N/A
    30        N/A      N/A        N/A      93       $636      $702      127      $751      $801      N/A      N/A        N/A
    31        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    32        N/A      N/A        N/A      240      $473      $575      64       $637      $715      N/A      N/A        N/A
    33        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    34        N/A      N/A        N/A      88       $573      $650      120      $734      $795      N/A      N/A        N/A
    35        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    36        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    37        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    38        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    39        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    40        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    41        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    42        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    43        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    44        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    45        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    46        N/A      N/A        N/A      120      $594      $633      84       $687      $725      N/A      N/A        N/A
    47        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    48        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    49        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    50        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    51        92       $474      $535      96       $515      $590      84       $644      $720      N/A      N/A        N/A
    52        N/A      N/A        N/A      N/A      N/A        N/A      192      $558      $620      N/A      N/A        N/A
    53        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    54        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    55        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    56        72       $394      $675      174      $481      $650      95       $671      $800      45       $830      $950
    57         9       $739     $1,250      3       $867     $1,100     40       $851     $2,100     10      $1,074    $1,150
    58
    58a       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    58b       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    58c       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    59        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    60        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    61        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    62
    62a       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    62b       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    62c       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    62d       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    63        N/A      N/A        N/A      224      $390      $500      56       $519      $555      N/A      N/A        N/A
    64        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    65        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    66        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    67        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    68        N/A      N/A        N/A      48       $462      $469      128      $567      $694      N/A      N/A        N/A
    69        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    70        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    71        N/A      N/A        N/A      266      $370      $530      60       $505      $565      N/A      N/A        N/A
    72        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    73        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    74        N/A      N/A        N/A      100      $567      $639      52       $673      $739      16       $830      $875
    75        N/A      N/A        N/A      90       $499      $565      116      $654      $685      10       $803      $815
    76        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    77        N/A      N/A        N/A      66       $424      $475      66       $583      $630      149      $631      $693
    78        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    79        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    80        N/A      N/A        N/A      12       $515      $530      108      $582      $630      N/A      N/A        N/A
    81        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    82        N/A      N/A        N/A      N/A      N/A        N/A      168      $540      $540      N/A      N/A        N/A
    83        36       $365      $365      128      $436      $525      48       $589      $630      12       $755      $755
    84        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    85        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    86        N/A      N/A        N/A      120      $386      $410      80       $490      $545      N/A      N/A        N/A
    87        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    88        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    89        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    90        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    91        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    92        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    93        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    94        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    95        80       $432      $465      80       $526      $550      N/A      N/A        N/A      N/A      N/A        N/A
    96        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    97        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    98        N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    99        N/A      N/A        N/A      116      $512      $530      N/A      N/A        N/A      N/A      N/A        N/A
    100       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    101       N/A      N/A        N/A      16       $479      $479      72       $539      $539      32       $598      $598
    102       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    103       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    104       22       $414      $440      40       $531      $550      37       $629      $650       6       $862     $1,050
    105       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    106       N/A      N/A        N/A       2      $1,400    $1,400     22      $1,749    $1,800     N/A      N/A        N/A
    107       N/A      N/A        N/A      86       $729      $825       8       $928      $935      N/A      N/A        N/A
    108       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    109       N/A      N/A        N/A      40       $386      $410      128      $414      $445      32       $445      $490
    110       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    111       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    112       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    113       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    114       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    115       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    116       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    117       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    118       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    119       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    120       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    121       N/A      N/A        N/A      96       $538      $695      N/A      N/A        N/A      N/A      N/A        N/A
    122       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    123       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    124       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    125       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    126       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    127       N/A      N/A        N/A       8       $375      $375      32       $463      $485      48       $519      $553
    128       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    129       N/A      N/A        N/A      96       $377      $435      80       $418      $535       8       $454      $535
    130       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    131       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    132       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    133       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    134       N/A      N/A        N/A      66       $388      $510      71       $498      $600      N/A      N/A        N/A
    135       N/A      N/A        N/A      N/A      N/A        N/A      65       $654      $700       3       $755      $775
    136       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    137       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    138       N/A      N/A        N/A      38       $553      $575      42       $672      $700      N/A      N/A        N/A
    139       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    140       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    141
   141a       N/A      N/A        N/A       8       $425      $425      48       $475      $475       8       $550      $550
   141b       N/A      N/A        N/A      16       $375      $375      16       $425      $425      N/A      N/A        N/A
    142       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    143       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    144       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    145       N/A      N/A        N/A      N/A      N/A        N/A      78       $463      $575      N/A      N/A        N/A
    146       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    147       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    148       N/A      N/A        N/A       7       $403      $450      58       $541      $600       7       $646      $685
    149       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    150       22       $414      $520      56       $539      $695       1       $695      $695      N/A      N/A        N/A
    151        8       $298      $320      16       $357      $380      112      $401      $440      N/A      N/A        N/A
    152       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    153       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    154       16       $373      $400      40       $459      $470      24       $548      $600      N/A      N/A        N/A
    155       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    156       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    157        3       $550      $625      N/A      N/A        N/A      30       $888     $1,000     N/A      N/A        N/A
    158       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    159       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    160       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    161       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    162       N/A      N/A        N/A      N/A      N/A        N/A      52       $520      $560      N/A      N/A        N/A
    163        2       $375      $400      39       $508      $560      13       $657      $695      N/A      N/A        N/A
    164       N/A      N/A        N/A      N/A      N/A        N/A      80       $544      $560      N/A      N/A        N/A
    165       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    166       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    167       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    168        8       $365      $370      48       $431      $490      24       $506      $600      N/A      N/A        N/A
    169       10       $331      $350      38       $366      $400       2       $400      $420      N/A      N/A        N/A
    170       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    171       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    172       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    173       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    174       N/A      N/A        N/A      68       $387      $495      40       $493      $550      N/A      N/A        N/A
    175        2       $455      $515      43       $480      $570      15       $640      $695      N/A      N/A        N/A
    176       N/A      N/A        N/A       6       $393      $400      66       $485      $500      N/A      N/A        N/A
    177       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    178       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    179       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    180
   180a       N/A      N/A        N/A      N/A      N/A        N/A      52       $603      $650      N/A      N/A        N/A
   180b       N/A      N/A        N/A      17       $462      $500      15       $656      $745       6       $749      $827
    181       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    182       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    183       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    184       N/A      N/A        N/A      37       $494      $535      18       $633      $675      N/A      N/A        N/A
    185       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    186        5       $349      $399      47       $347      $449      12       $452      $469      N/A      N/A        N/A
    187       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    188       N/A      N/A        N/A      N/A      N/A        N/A      42       $647      $675      N/A      N/A        N/A
    189       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    190       N/A      N/A        N/A      29       $445      $475      31       $541      $575      N/A      N/A        N/A
    191       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    192       N/A      N/A        N/A       2       $518      $550      46       $544      $625       4       $625      $625
    193       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    194       N/A      N/A        N/A      29       $347      $375      29       $439      $500      N/A      N/A        N/A
    195       N/A      N/A        N/A      N/A      N/A        N/A      48       $432      $450      N/A      N/A        N/A
    196        1       $450      $450      11       $585      $605      17       $703      $785       5       $787      $830
    197        3       $476      $519      27       $477      $525      10       $595      $600      N/A      N/A        N/A
    198
   198a       N/A      N/A        N/A      17       $405      $465      10       $474      $490      N/A      N/A        N/A
   198b       N/A      N/A        N/A      11       $373      $390      N/A      N/A        N/A      N/A      N/A        N/A
   198c       N/A      N/A        N/A      11       $385      $425      N/A      N/A        N/A      N/A      N/A        N/A
    199       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    200       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    201       N/A      N/A        N/A      N/A      N/A        N/A      40       $490      $525      N/A      N/A        N/A
    202       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    203       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    204       N/A      N/A        N/A       8       $471      $480      24       $565      $580      N/A      N/A        N/A
    205       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    206       N/A      N/A        N/A      N/A      N/A        N/A      28       $474      $485       8       $595      $610
    207       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    208       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    209       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    210       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    211       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    212       N/A      N/A        N/A      N/A      N/A        N/A      32       $500      $550      N/A      N/A        N/A
    213       18       $292      $315       9       $359      $395      N/A      N/A        N/A      N/A      N/A        N/A
    214        2       $275      $280       9       $324      $350       4       $431      $450      N/A      N/A        N/A
    215       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    216       N/A      N/A        N/A      16       $379      $381      16       $456      $456      N/A      N/A        N/A
    217       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    218       N/A      N/A        N/A      22       $499      $508      N/A      N/A        N/A      N/A      N/A        N/A
    219        7       $417      $450      25       $509      $550       3       $663      $675      N/A      N/A        N/A
    220       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A       8      $1,158    $1,200
    221       N/A      N/A        N/A      36       $405      $450      N/A      N/A        N/A      N/A      N/A        N/A
    222       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    223       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    224       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    225       N/A      N/A        N/A      15       $334      $350      N/A      N/A        N/A      N/A      N/A        N/A
    226       N/A      N/A        N/A      12       $435      $475      N/A      N/A        N/A      N/A      N/A        N/A
    227       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    228       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    229       N/A      N/A        N/A      16       $291      $300      24       $380      $515      N/A      N/A        N/A
    230       N/A      N/A        N/A      12       $376      $380      28       $479      $480      N/A      N/A        N/A
    231       N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A      N/A      N/A        N/A
    232       N/A      N/A        N/A      N/A      N/A        N/A      12       $604      $640      N/A      N/A        N/A

Total
/Weighted
Average:

            Subject  Subject    Subject                         Major                           Major         Major
             4 BR      4 BR      4 BR                         Tenant #1                       Tenant #1  Tenant #1 Lease
     #       Units  Avg. Rent  Max. Rent                         Name                          Sq. Ft.   Expiration Date
-------------------------------------------------------------------------------------------------------------------------
     1        N/A      N/A        N/A                    Omnicom Group, Inc.                   316,995     12/31/2010
     2        N/A      N/A        N/A                          Wal-Mart                        149,429     10/25/2016
     3        N/A      N/A        N/A                       Hercules, Inc.                     532,974     05/31/2013
     4
    4a        N/A      N/A        N/A                            N/A                             N/A           N/A
    4b        N/A      N/A        N/A                            N/A                             N/A           N/A
     5        N/A      N/A        N/A                  Network Associates, Inc.                208,368     03/31/2013
     6
    6a        N/A      N/A        N/A                            N/A                             N/A           N/A
    6b        N/A      N/A        N/A                            N/A                             N/A           N/A
     7        N/A      N/A        N/A                       Barnes & Noble                      26,702     11/01/2013
     8        N/A      N/A        N/A                            N/A                             N/A           N/A
     9        N/A      N/A        N/A                         L.A. Care                        100,966     04/01/2001
    10        N/A      N/A        N/A                    Kmart (Ground Lease)                   86,479     11/30/2017
    11        N/A      N/A        N/A                          Best Buy                         45,745     01/31/2015
    12        N/A      N/A        N/A                  Poly-Foam International                 143,400     03/31/2009
    13        N/A      N/A        N/A                      GMH Enterprises                     181,350     04/30/2011
    14
    14a       N/A      N/A        N/A                            N/A                             N/A           N/A
    14b       N/A      N/A        N/A                            N/A                             N/A           N/A
    15        60      $1,177    $1,350                           N/A                             N/A           N/A
    16        18      $1,861    $2,080                           N/A                             N/A           N/A
    17        N/A      N/A        N/A               Suffolk County Dist. Attorney               54,091     12/06/2013
    18        N/A      N/A        N/A                            N/A                             N/A           N/A
    19        N/A      N/A        N/A                       Cort Furniture                      37,052     01/15/2015
    20        N/A      N/A        N/A                            N/A                             N/A           N/A
    21        N/A      N/A        N/A                           Amtrak                          22,704     12/31/2006
    22        N/A      N/A        N/A                            N/A                             N/A           N/A
    23        N/A      N/A        N/A                            N/A                             N/A           N/A
    24        N/A      N/A        N/A                            N/A                             N/A           N/A
    25        N/A      N/A        N/A                            N/A                             N/A           N/A
    26        N/A      N/A        N/A          Regency Warehousing & Distribution, Inc.        258,096     12/08/2014
    27        N/A      N/A        N/A                        Albertson's                        57,949     04/24/2020
    28        N/A      N/A        N/A                            N/A                             N/A           N/A
    29        N/A      N/A        N/A                            N/A                             N/A           N/A
    30        N/A      N/A        N/A                            N/A                             N/A           N/A
    31        N/A      N/A        N/A                        Cobalt Group                       76,073     12/31/2005
    32        N/A      N/A        N/A                            N/A                             N/A           N/A
    33        N/A      N/A        N/A               Fabri-Centers of America, Inc.              18,067     10/31/2002
    34        N/A      N/A        N/A                            N/A                             N/A           N/A
    35        N/A      N/A        N/A                           Kmart                           99,433     01/31/2024
    36        N/A      N/A        N/A                         Toys R Us                         48,770     01/31/2011
    37        N/A      N/A        N/A                           Kmart                           97,527     01/31/2024
    38        N/A      N/A        N/A     Department of Protective Services - State of Texas    68,883     08/31/2003
    39        N/A      N/A        N/A                         AMES-#2217                        78,823     10/31/2008
    40        N/A      N/A        N/A                           Kmart                          109,441     06/28/2020
    41        N/A      N/A        N/A                Collective Technologies/PSA                30,295     06/13/2005
    42        N/A      N/A        N/A                         EVSX, Inc.                        26,428     08/31/2003
    43        N/A      N/A        N/A                            N/A                             N/A           N/A
    44        N/A      N/A        N/A                  Publix Super Market #05                  47,955     04/30/2015
    45        N/A      N/A        N/A                     Giant Eagle, Inc.                     49,109     09/30/2015
    46        N/A      N/A        N/A                            N/A                             N/A           N/A
    47        N/A      N/A        N/A                            N/A                             N/A           N/A
    48        N/A      N/A        N/A                            N/A                             N/A           N/A
    49        N/A      N/A        N/A                     e-talk corporation                    45,000     02/28/2005
    50        N/A      N/A        N/A                          Wal-Mart                        105,855     09/30/2007
    51        N/A      N/A        N/A                            N/A                             N/A           N/A
    52        N/A      N/A        N/A                            N/A                             N/A           N/A
    53        N/A      N/A        N/A                    Kmart of Texas L.P.                   119,000     09/01/2025
    54        N/A      N/A        N/A                             GE                            64,745     02/28/2020
    55        N/A      N/A        N/A                        Pony Express                      230,000     12/30/2014
    56        N/A      N/A        N/A                            N/A                             N/A           N/A
    57         2       $963      $975                            N/A                             N/A           N/A
    58
    58a       N/A      N/A        N/A                Edwards Theatres Management                8,812      06/30/2005
    58b       N/A      N/A        N/A                Vintage Senior Housing, LLC                2,526      12/31/2001
    58c       N/A      N/A        N/A                      Gerald Phillips                      3,732      08/31/2005
    59        N/A      N/A        N/A                            N/A                             N/A           N/A
    60        N/A      N/A        N/A                       Larry's Market                      60,939     08/30/2015
    61        N/A      N/A        N/A                        Kmart Corp.                        87,407     03/31/2005
    62
    62a       N/A      N/A        N/A                       Firestone Tire                      5,729      01/31/2003
    62b       N/A      N/A        N/A                      Fit Health Club                      6,903      06/30/2004
    62c       N/A      N/A        N/A                       Firestone Tire                      5,729      02/28/2008
    62d       N/A      N/A        N/A                    Smokin Tom's Bar-B-Q                   3,700      06/30/2001
    63        N/A      N/A        N/A                            N/A                             N/A           N/A
    64        N/A      N/A        N/A                   Flowserve Corporation                   24,188     12/17/2008
    65        N/A      N/A        N/A                          Zanders                          64,000     05/31/2005
    66        N/A      N/A        N/A                            N/A                             N/A           N/A
    67        N/A      N/A        N/A                        Summit Bank                        87,597     12/31/2011
    68        N/A      N/A        N/A                            N/A                             N/A           N/A
    69        N/A      N/A        N/A                         Nash Finch                        60,000     05/25/2019
    70        N/A      N/A        N/A                            N/A                             N/A           N/A
    71        N/A      N/A        N/A                            N/A                             N/A           N/A
    72        N/A      N/A        N/A                        Hobby Lobby                        66,416     05/31/2005
    73        N/A      N/A        N/A                Employers Reinsurance Corp.                28,737     12/31/2003
    74        N/A      N/A        N/A                            N/A                             N/A           N/A
    75        N/A      N/A        N/A                            N/A                             N/A           N/A
    76        N/A      N/A        N/A                       VG Supermarket                      33,413     11/01/2009
    77        N/A      N/A        N/A                            N/A                             N/A           N/A
    78        N/A      N/A        N/A                            N/A                             N/A           N/A
    79        N/A      N/A        N/A                           Kmart                           89,815     01/01/2007
    80        N/A      N/A        N/A                            N/A                             N/A           N/A
    81        N/A      N/A        N/A                      The Blue Iguana                      3,977      09/09/2005
    82        N/A      N/A        N/A                            N/A                             N/A           N/A
    83        N/A      N/A        N/A                            N/A                             N/A           N/A
    84        N/A      N/A        N/A                  Florida Computer School                  30,000     07/01/2009
    85        N/A      N/A        N/A                            N/A                             N/A           N/A
    86        N/A      N/A        N/A                            N/A                             N/A           N/A
    87        N/A      N/A        N/A                   Harry's Farmers Market                  20,281     05/01/2009
    88        N/A      N/A        N/A                            N/A                             N/A           N/A
    89        N/A      N/A        N/A                            N/A                             N/A           N/A
    90        N/A      N/A        N/A                     MGC Communications                    9,784      11/30/2002
    91        N/A      N/A        N/A                        Xceed, Inc.                        15,200     01/01/2005
    92        N/A      N/A        N/A                Sports & Orthopedic Therapy                3,689      07/31/2007
    93        N/A      N/A        N/A                           Kmart                           85,808     08/31/2017
    94        N/A      N/A        N/A                      Banana Republic                      14,853     07/31/2014
    95        N/A      N/A        N/A                            N/A                             N/A           N/A
    96        N/A      N/A        N/A                          Staples                          24,049     09/24/2014
    97        N/A      N/A        N/A                            N/A                             N/A           N/A
    98        N/A      N/A        N/A                          Petsmart                         25,239     02/28/2015
    99        N/A      N/A        N/A                            N/A                             N/A           N/A
    100       N/A      N/A        N/A                  Health Clubs of America                  7,200      07/31/2006
    101       N/A      N/A        N/A                            N/A                             N/A           N/A
    102       N/A      N/A        N/A                          B&H Eng.                         13,564     12/31/2015
    103       N/A      N/A        N/A                            N/A                             N/A           N/A
    104       N/A      N/A        N/A                            N/A                             N/A           N/A
    105       N/A      N/A        N/A                       Bruno's, Inc.                       60,000     12/21/2014
    106       N/A      N/A        N/A                            N/A                             N/A           N/A
    107       N/A      N/A        N/A                            N/A                             N/A           N/A
    108       N/A      N/A        N/A                            N/A                             N/A           N/A
    109       N/A      N/A        N/A                            N/A                             N/A           N/A
    110       N/A      N/A        N/A                   Michaels Stores, Inc.                   69,917     10/31/2011
    111       N/A      N/A        N/A                        Office Depot                       30,177     03/31/2015
    112       N/A      N/A        N/A                         CVS #1089                         10,125     01/31/2020
    113       N/A      N/A        N/A                          CVS #419                         10,125     01/13/2018
    114       N/A      N/A        N/A                            N/A                             N/A           N/A
    115       N/A      N/A        N/A                            N/A                             N/A           N/A
    116       N/A      N/A        N/A                        Summit Bank                        36,184     12/31/2011
    117       N/A      N/A        N/A                     Office Depot, Inc.                    30,000     12/31/2014
    118       N/A      N/A        N/A                            N/A                             N/A           N/A
    119       N/A      N/A        N/A                            N/A                             N/A           N/A
    120       N/A      N/A        N/A               Murray's Discount Auto Stores               8,000      06/30/2008
    121       N/A      N/A        N/A                            N/A                             N/A           N/A
    122       N/A      N/A        N/A                          Eckerds                          10,908     05/13/2019
    123       N/A      N/A        N/A                    Purple Tie.com, Inc.                   17,277     09/30/2002
    124       N/A      N/A        N/A                   Tractor Supply Company                  19,050     04/12/2013
    125       N/A      N/A        N/A                          Eckerds                          10,908     03/31/2019
    126       N/A      N/A        N/A                        Office Depot                       25,434     06/30/2014
    127       N/A      N/A        N/A                            N/A                             N/A           N/A
    128       N/A      N/A        N/A                         Great Valu                        25,000     12/31/2017
    129       N/A      N/A        N/A                            N/A                             N/A           N/A
    130       N/A      N/A        N/A                           Eckerd                          10,908     06/14/2020
    131       N/A      N/A        N/A                        ACE Hardware                       25,500     12/31/2015
    132       N/A      N/A        N/A                Morris Hall Mailing Service                7,091          MTM
    133       N/A      N/A        N/A                          Eckerds                          11,397     03/31/2009
    134       N/A      N/A        N/A                            N/A                             N/A           N/A
    135       N/A      N/A        N/A                            N/A                             N/A           N/A
    136       N/A      N/A        N/A                     Coomes Dudek, Inc.                    7,089      01/31/2010
    137       N/A      N/A        N/A                    Jaffe Eye Institute                    7,473      04/30/2012
    138       N/A      N/A        N/A                            N/A                             N/A           N/A
    139       N/A      N/A        N/A                     Stevens Appliance                     5,448      03/31/2001
    140       N/A      N/A        N/A                      State of Florida                     17,600     03/31/2002
    141
   141a       N/A      N/A        N/A                            N/A                             N/A           N/A
   141b       N/A      N/A        N/A                            N/A                             N/A           N/A
    142       N/A      N/A        N/A                      Office Max #1053                     23,500     01/31/2020
    143       N/A      N/A        N/A                      Office Max #1152                     23,500     01/31/2021
    144       N/A      N/A        N/A                            N/A                             N/A           N/A
    145       N/A      N/A        N/A                            N/A                             N/A           N/A
    146       N/A      N/A        N/A                PetCo Animal Supplies Inc #9               15,000     04/30/2014
    147       N/A      N/A        N/A                    Smile Dental Center                    3,312      01/31/2005
    148       N/A      N/A        N/A                            N/A                             N/A           N/A
    149       N/A      N/A        N/A                        K-Mart #7517                       68,337     03/31/2007
    150       N/A      N/A        N/A                            N/A                             N/A           N/A
    151       N/A      N/A        N/A                            N/A                             N/A           N/A
    152       N/A      N/A        N/A                            N/A                             N/A           N/A
    153       N/A      N/A        N/A                            N/A                             N/A           N/A
    154       N/A      N/A        N/A                            N/A                             N/A           N/A
    155       N/A      N/A        N/A                      Knead Bread, LLC                     3,960      10/31/2004
    156       N/A      N/A        N/A                            N/A                             N/A           N/A
    157       N/A      N/A        N/A                            N/A                             N/A           N/A
    158       N/A      N/A        N/A                  Rego's Hunt Road Market                  15,000     02/28/2010
    159       N/A      N/A        N/A                      Merchant's Tire                      6,264      08/23/2019
    160       N/A      N/A        N/A                 Iteq Storage Systems, Inc.                10,514     04/30/2001
    161       N/A      N/A        N/A                            N/A                             N/A           N/A
    162       N/A      N/A        N/A                            N/A                             N/A           N/A
    163       N/A      N/A        N/A                            N/A                             N/A           N/A
    164       N/A      N/A        N/A                            N/A                             N/A           N/A
    165       N/A      N/A        N/A                      Hollywood Video                      6,000      03/31/2014
    166       N/A      N/A        N/A                          Best MSO                         11,657     09/30/2002
    167       N/A      N/A        N/A                Hollywood Entertainment Corp               4,800      11/17/2009
    168       N/A      N/A        N/A                            N/A                             N/A           N/A
    169       N/A      N/A        N/A                            N/A                             N/A           N/A
    170       N/A      N/A        N/A                            N/A                             N/A           N/A
    171       N/A      N/A        N/A                     Fulton Food Court                     2,400      05/07/2009
    172       N/A      N/A        N/A                          Pathmark                         30,000     02/28/2012
    173       N/A      N/A        N/A                     Kmart Corporation                    108,000     07/01/2002
    174       N/A      N/A        N/A                            N/A                             N/A           N/A
    175       N/A      N/A        N/A                            N/A                             N/A           N/A
    176       N/A      N/A        N/A                            N/A                             N/A           N/A
    177       N/A      N/A        N/A                          Gymbore                          3,143      08/01/2008
    178       N/A      N/A        N/A               KAISER Foundation Health Plan               13,955     03/31/2002
    179       N/A      N/A        N/A                            N/A                             N/A           N/A
    180
   180a       N/A      N/A        N/A                            N/A                             N/A           N/A
   180b       N/A      N/A        N/A                            N/A                             N/A           N/A
    181       N/A      N/A        N/A            Schlumberger Technology Corporation            14,162     01/01/2004
    182       N/A      N/A        N/A                      Lockheed Martin                      62,419     03/31/2006
    183       N/A      N/A        N/A                         Food Mart                         3,240      05/08/2007
    184       N/A      N/A        N/A                            N/A                             N/A           N/A
    185       N/A      N/A        N/A                     CVS #742 Scarsdale                    9,400      01/01/2020
    186       N/A      N/A        N/A                            N/A                             N/A           N/A
    187       N/A      N/A        N/A                            N/A                             N/A           N/A
    188       N/A      N/A        N/A                            N/A                             N/A           N/A
    189       N/A      N/A        N/A                            N/A                             N/A           N/A
    190       N/A      N/A        N/A                            N/A                             N/A           N/A
    191       N/A      N/A        N/A                      Rama Llama Comic                     3,142      09/30/2004
    192       N/A      N/A        N/A                            N/A                             N/A           N/A
    193       N/A      N/A        N/A                    Cumberland Casualty                    8,775      05/31/2009
    194       N/A      N/A        N/A                            N/A                             N/A           N/A
    195       N/A      N/A        N/A                            N/A                             N/A           N/A
    196       N/A      N/A        N/A                            N/A                             N/A           N/A
    197       N/A      N/A        N/A                            N/A                             N/A           N/A
    198
   198a       N/A      N/A        N/A                            N/A                             N/A           N/A
   198b       N/A      N/A        N/A                            N/A                             N/A           N/A
   198c       N/A      N/A        N/A                            N/A                             N/A           N/A
    199       N/A      N/A        N/A                            N/A                             N/A           N/A
    200       N/A      N/A        N/A                 Southland Corp. (7-Eleven)                2,738      05/31/2002
    201       N/A      N/A        N/A                            N/A                             N/A           N/A
    202       N/A      N/A        N/A                      Winn Dixie #133                      29,371     10/28/2007
    203       N/A      N/A        N/A                    Partners in Housing                    2,125      10/30/2001
    204       N/A      N/A        N/A                            N/A                             N/A           N/A
    205       N/A      N/A        N/A                        Fashion Bug                        9,600      01/01/2004
    206       N/A      N/A        N/A                            N/A                             N/A           N/A
    207       N/A      N/A        N/A                 HealthEast Med Home, Ltd.                 5,834      07/14/2001
    208       N/A      N/A        N/A                    Goodwill Industries                    10,000     05/31/2004
    209       N/A      N/A        N/A                            N/A                             N/A           N/A
    210       N/A      N/A        N/A                            N/A                             N/A           N/A
    211       N/A      N/A        N/A                         Gator Fire                        8,000      09/30/2004
    212       N/A      N/A        N/A                            N/A                             N/A           N/A
    213       N/A      N/A        N/A                            N/A                             N/A           N/A
    214       N/A      N/A        N/A                            N/A                             N/A           N/A
    215       N/A      N/A        N/A                         Dr. Brown                         5,255      09/30/2000
    216       N/A      N/A        N/A                            N/A                             N/A           N/A
    217       N/A      N/A        N/A                      The Howard Group                     3,000      04/30/2001
    218       N/A      N/A        N/A                            N/A                             N/A           N/A
    219       N/A      N/A        N/A                            N/A                             N/A           N/A
    220       N/A      N/A        N/A                            N/A                             N/A           N/A
    221       N/A      N/A        N/A                            N/A                             N/A           N/A
    222       N/A      N/A        N/A                      Carbon Products                      18,000     10/31/2002
    223       N/A      N/A        N/A                            N/A                             N/A           N/A
    224       N/A      N/A        N/A                            N/A                             N/A           N/A
    225       N/A      N/A        N/A                            N/A                             N/A           N/A
    226       N/A      N/A        N/A                            N/A                             N/A           N/A
    227       N/A      N/A        N/A                        HPI Printing                       2,675      03/31/2005
    228       N/A      N/A        N/A                      Liberty Cleaners                     2,379      06/08/2006
    229       N/A      N/A        N/A                            N/A                             N/A           N/A
    230       N/A      N/A        N/A                            N/A                             N/A           N/A
    231       N/A      N/A        N/A                     Intestate Electric                    12,800     06/30/2002
    232       N/A      N/A        N/A                            N/A                             N/A           N/A

Total
/Weighted
Average:

                                 Major                         Major         Major
                               Tenant #2                     Tenant #2  Tenant #2 Lease
     #                            Name                        Sq. Ft.   Expiration Date
----------------------------------------------------------------------------------------
     1                            N/A                           N/A           N/A
     2                            N/A                           N/A           N/A
     3                            N/A                           N/A           N/A
     4
    4a                            N/A                           N/A           N/A
    4b                            N/A                           N/A           N/A
     5                            N/A                           N/A           N/A
     6
    6a                            N/A                           N/A           N/A
    6b                            N/A                           N/A           N/A
     7                         Wild Oats                       23,570     04/01/2019
     8                            N/A                           N/A           N/A
     9                            N/A                           N/A           N/A
    10                        Food 4 Less                      52,640     12/31/2010
    11                    Linens 'n Things 09                  36,009     01/31/2015
    12                   American National Can                139,703     11/30/2018
    13         Polyfoam International, Inc. (Style Crest)     126,250     04/30/2014
    14
    14a                           N/A                           N/A           N/A
    14b                           N/A                           N/A           N/A
    15                            N/A                           N/A           N/A
    16                            N/A                           N/A           N/A
    17                        Town Sports                      17,531     01/31/2015
    18                            N/A                           N/A           N/A
    19                   Bally's Total Fitness                 25,106     10/14/2014
    20                            N/A                           N/A           N/A
    21                     ACS of D.C., Inc.                   9,650      05/14/2009
    22                            N/A                           N/A           N/A
    23                            N/A                           N/A           N/A
    24                            N/A                           N/A           N/A
    25                            N/A                           N/A           N/A
    26              Ryder Integrated Logistics, Inc.           85,904     06/30/2005
    27                           Sav-On                        15,638     04/24/2020
    28                            N/A                           N/A           N/A
    29                            N/A                           N/A           N/A
    30                            N/A                           N/A           N/A
    31                         Starbucks                       17,046     12/31/2006
    32                            N/A                           N/A           N/A
    33                        Factory 2 U                      15,600     12/04/2008
    34                            N/A                           N/A           N/A
    35                            N/A                           N/A           N/A
    36                  Goody's Family Clothing                40,000     04/30/2008
    37                            N/A                           N/A           N/A
    38       Department of Human Resources - State of Texas    40,845     08/31/2003
    39                    Penn Traffic Company                 37,915     12/31/2009
    40                            N/A                           N/A           N/A
    41                        Edelman/GTT                      6,968      08/31/2004
    42                      Profutures, Inc.                   6,445      09/30/2003
    43                            N/A                           N/A           N/A
    44                      S &S Cafeterias                    9,600      06/30/2010
    45                        Fashion Bug                      9,600      09/30/2005
    46                            N/A                           N/A           N/A
    47                            N/A                           N/A           N/A
    48                            N/A                           N/A           N/A
    49                    Entact Partners, LLC                 15,340     03/31/2005
    50                         Marshall's                      32,000     11/30/2008
    51                            N/A                           N/A           N/A
    52                            N/A                           N/A           N/A
    53                            N/A                           N/A           N/A
    54                          Freda's                        8,450      05/31/2010
    55                          Verdant                       180,000     11/15/2004
    56                            N/A                           N/A           N/A
    57                            N/A                           N/A           N/A
    58
    58a                  Spa Gregories (Arbaji)                5,207      09/30/2007
    58b                           N/A                           N/A           N/A
    58c                   Pendleton & Neville                  1,217          MTM
    59                            N/A                           N/A           N/A
    60                            N/A                           N/A           N/A
    61                   Shop Rite Supermarket                 33,072     03/31/2005
    62
    62a                  K-9 University Academy                4,906      05/31/2003
    62b                Dr. Norton Animal Hospital              2,831      09/30/2007
    62c                   Polo Press Cleaners                  2,000      01/31/2003
    62d                      Alpha Graphics                    2,470      08/31/2001
    63                            N/A                           N/A           N/A
    64                Olsten Health Services, Inc.             17,901     02/28/2005
    65                         Schindler                       53,340     02/14/2015
    66                            N/A                           N/A           N/A
    67                            N/A                           N/A           N/A
    68                            N/A                           N/A           N/A
    69                            N/A                           N/A           N/A
    70                            N/A                           N/A           N/A
    71                            N/A                           N/A           N/A
    72                       Crafter's Mall                    14,250     07/31/2006
    73                First Excess and Reinsurance             22,578     10/31/2003
    74                            N/A                           N/A           N/A
    75                            N/A                           N/A           N/A
    76                        Fashion Bug                      10,125     10/01/2010
    77                            N/A                           N/A           N/A
    78                            N/A                           N/A           N/A
    79                       Harris Teeter                     29,280     03/01/2004
    80                            N/A                           N/A           N/A
    81                  Alliance Bank (Pad Site)               3,818      07/31/2008
    82                            N/A                           N/A           N/A
    83                            N/A                           N/A           N/A
    84                    Beverly's Pet Store                  14,752     07/31/2001
    85                            N/A                           N/A           N/A
    86                            N/A                           N/A           N/A
    87                    David Long Interiors                 6,940      11/01/2004
    88                            N/A                           N/A           N/A
    89                            N/A                           N/A           N/A
    90                        Quantim Link                     8,043      02/01/2003
    91                   Intellysis Group, Inc.                6,523      11/01/2004
    92                    Pediatric Associates                 2,757      01/31/2003
    93                            N/A                           N/A           N/A
    94                            N/A                           N/A           N/A
    95                            N/A                           N/A           N/A
    96                            N/A                           N/A           N/A
    97                            N/A                           N/A           N/A
    98                          Staples                        25,000     06/30/2014
    99                            N/A                           N/A           N/A
    100                        Wooden Key                      6,000      01/31/2005
    101                           N/A                           N/A           N/A
    102                           RHI                          13,564     12/31/2015
    103                           N/A                           N/A           N/A
    104                           N/A                           N/A           N/A
    105                           N/A                           N/A           N/A
    106                           N/A                           N/A           N/A
    107                           N/A                           N/A           N/A
    108                           N/A                           N/A           N/A
    109                           N/A                           N/A           N/A
    110                           N/A                           N/A           N/A
    111                           N/A                           N/A           N/A
    112                   Tommy K Video 1210 A                 4,500      11/15/2004
    113                     Hollywood Videos                   7,500      06/09/2007
    114                           N/A                           N/A           N/A
    115                           N/A                           N/A           N/A
    116                           N/A                           N/A           N/A
    117                           N/A                           N/A           N/A
    118                           N/A                           N/A           N/A
    119                           N/A                           N/A           N/A
    120                    Pet Supplies Plus                   7,530      11/30/2004
    121                           N/A                           N/A           N/A
    122                           N/A                           N/A           N/A
    123                Northwestern Title Company              3,600      07/14/2006
    124                   Advanced Auto Parts                  7,200      04/19/2005
    125                           N/A                           N/A           N/A
    126                  Women's Aerobic Center                8,375      08/31/2002
    127                           N/A                           N/A           N/A
    128                           CVS                          8,775      01/31/2006
    129                           N/A                           N/A           N/A
    130                           N/A                           N/A           N/A
    131                           N/A                           N/A           N/A
    132                      Praise Chapel                     6,048          MTM
    133                           N/A                           N/A           N/A
    134                           N/A                           N/A           N/A
    135                           N/A                           N/A           N/A
    136                    Dietz Organization                  6,971      12/31/2011
    137                       BankAtlantic                     3,525      07/31/2002
    138                           N/A                           N/A           N/A
    139              Southampton Hospital (Sports)             4,344      03/31/2005
    140                    Rachael Internatl                   3,200      08/31/2000
    141
   141a                           N/A                           N/A           N/A
   141b                           N/A                           N/A           N/A
    142                           N/A                           N/A           N/A
    143                           N/A                           N/A           N/A
    144                           N/A                           N/A           N/A
    145                           N/A                           N/A           N/A
    146                    The Mattress Firm                   5,002      03/31/2004
    147                         Circle K                       3,024      06/30/2003
    148                           N/A                           N/A           N/A
    149                           N/A                           N/A           N/A
    150                           N/A                           N/A           N/A
    151                           N/A                           N/A           N/A
    152                           N/A                           N/A           N/A
    153                           N/A                           N/A           N/A
    154                           N/A                           N/A           N/A
    155                Neighborhood Dry Cleaners               2,160      12/31/2004
    156                           N/A                           N/A           N/A
    157                           N/A                           N/A           N/A
    158                           N/A                           N/A           N/A
    159                Watkin's Mill Beer & Wine               2,012      12/31/2009
    160                    Enerva Corporation                  4,041      10/31/2004
    161                           N/A                           N/A           N/A
    162                           N/A                           N/A           N/A
    163                           N/A                           N/A           N/A
    164                           N/A                           N/A           N/A
    165                  Taylor Family Dentist                 2,863      09/30/2006
    166                           N/A                           N/A           N/A
    167                       Mango's Inc.                     3,600      01/31/2005
    168                           N/A                           N/A           N/A
    169                           N/A                           N/A           N/A
    170                           N/A                           N/A           N/A
    171                Atlantic Professional Mgt.              1,600      04/30/2003
    172                           N/A                           N/A           N/A
    173                           N/A                           N/A           N/A
    174                           N/A                           N/A           N/A
    175                           N/A                           N/A           N/A
    176                           N/A                           N/A           N/A
    177                           N/A                           N/A           N/A
    178              National Mentor Healthcare Inc            3,154      08/31/2001
    179                           N/A                           N/A           N/A
    180
   180a                           N/A                           N/A           N/A
   180b                           N/A                           N/A           N/A
    181               Appraisal Company of Alaska              2,389      02/01/2004
    182                           N/A                           N/A           N/A
    183                   Hot Pho (Minh Chung)                 2,350      05/31/2002
    184                           N/A                           N/A           N/A
    185                           N/A                           N/A           N/A
    186                           N/A                           N/A           N/A
    187                           N/A                           N/A           N/A
    188                           N/A                           N/A           N/A
    189                           N/A                           N/A           N/A
    190                           N/A                           N/A           N/A
    191                    Dry Clean Express                   2,000      04/30/2002
    192                           N/A                           N/A           N/A
    193                          Qualex                        2,450      05/31/2009
    194                           N/A                           N/A           N/A
    195                           N/A                           N/A           N/A
    196                           N/A                           N/A           N/A
    197                           N/A                           N/A           N/A
    198
   198a                           N/A                           N/A           N/A
   198b                           N/A                           N/A           N/A
   198c                           N/A                           N/A           N/A
    199                           N/A                           N/A           N/A
    200                      Dry Clean USA                     2,190      10/31/2003
    201                           N/A                           N/A           N/A
    202                    B.C. Moore & Sons                   14,605     09/16/2005
    203                  Comstock & Associates                 1,950      10/14/2000
    204                           N/A                           N/A           N/A
    205                     American Rental                    4,000      06/01/2001
    206                           N/A                           N/A           N/A
    207                        Tom Thumb                       3,750      10/31/2001
    208                      Shape Up Shack                    8,700      07/31/2004
    209                           N/A                           N/A           N/A
    210                           N/A                           N/A           N/A
    211                 Courtesy Collision, Inc                5,285      01/01/2008
    212                           N/A                           N/A           N/A
    213                           N/A                           N/A           N/A
    214                           N/A                           N/A           N/A
    215                           ITE                          1,834      12/14/2000
    216                           N/A                           N/A           N/A
    217                      White Mtn Ins.                    2,962      04/30/2001
    218                           N/A                           N/A           N/A
    219                           N/A                           N/A           N/A
    220                           N/A                           N/A           N/A
    221                           N/A                           N/A           N/A
    222                      H.A. Denunzio                     18,000     09/30/2003
    223                           N/A                           N/A           N/A
    224                           N/A                           N/A           N/A
    225                           N/A                           N/A           N/A
    226                           N/A                           N/A           N/A
    227                   Lotus International                  1,900      09/30/2004
    228                        Chanell's                       2,084      04/30/2001
    229                           N/A                           N/A           N/A
    230                           N/A                           N/A           N/A
    231                     Auto Kleen, Inc.                   4,800      06/30/2002
    232                           N/A                           N/A           N/A

Total
/Weighted
Average:

                                Major                       Major        Major
                              Tenant #3                   Tenant #3 Tenant #3 Lease
     #                          Name                       Sq. Ft.  Expiration Date
-------------------------------------------------------------------------------------
     1                           N/A                         N/A          N/A
     2                           N/A                         N/A          N/A
     3                           N/A                         N/A          N/A
     4
    4a                           N/A                         N/A          N/A
    4b                           N/A                         N/A          N/A
     5                           N/A                         N/A          N/A
     6
    6a                           N/A                         N/A          N/A
    6b                           N/A                         N/A          N/A
     7                Bed, Bath & Beyond, Inc.             21,127      12/01/2009
     8                           N/A                         N/A          N/A
     9                           N/A                         N/A          N/A
    10                           N/A                         N/A          N/A
    11                     Petsmart, Inc.                  26,040      01/31/2015
    12       Poly-Foam International, Inc. (Style Crest)   76,464      04/30/2014
    13       Poly-Foam International, Inc. (Style Crest)   100,272     04/30/2009
    14
    14a                          N/A                         N/A          N/A
    14b                          N/A                         N/A          N/A
    15                           N/A                         N/A          N/A
    16                           N/A                         N/A          N/A
    17                           N/A                         N/A          N/A
    18                           N/A                         N/A          N/A
    19                    Chandler Library                 21,475      01/31/2020
    20                           N/A                         N/A          N/A
    21                 Cambrian Communications              6,769      05/07/2010
    22                           N/A                         N/A          N/A
    23                           N/A                         N/A          N/A
    24                           N/A                         N/A          N/A
    25                           N/A                         N/A          N/A
    26                           N/A                         N/A          N/A
    27                       Blockbuster                    4,800      07/31/2010
    28                           N/A                         N/A          N/A
    29                           N/A                         N/A          N/A
    30                           N/A                         N/A          N/A
    31                           N/A                         N/A          N/A
    32                           N/A                         N/A          N/A
    33                           N/A                         N/A          N/A
    34                           N/A                         N/A          N/A
    35                           N/A                         N/A          N/A
    36                      The Gap Inc.                   25,000      05/31/2005
    37                           N/A                         N/A          N/A
    38                           N/A                         N/A          N/A
    39                   J.C. Penney Company               34,471      09/01/2004
    40                           N/A                         N/A          N/A
    41                           N/A                         N/A          N/A
    42                           N/A                         N/A          N/A
    43                           N/A                         N/A          N/A
    44                Pier 1 Imports Store #31              9,550      12/31/2004
    45                           CVS                        8,450      10/31/2005
    46                           N/A                         N/A          N/A
    47                           N/A                         N/A          N/A
    48                           N/A                         N/A          N/A
    49                 Rockwell Collins, Inc.              13,000      02/28/2005
    50                           N/A                         N/A          N/A
    51                           N/A                         N/A          N/A
    52                           N/A                         N/A          N/A
    53                           N/A                         N/A          N/A
    54              United States Postal Service            6,463      02/13/2019
    55                           N/A                         N/A          N/A
    56                           N/A                         N/A          N/A
    57                           N/A                         N/A          N/A
    58
    58a                          N/A                         N/A          N/A
    58b                          N/A                         N/A          N/A
    58c                     Gary Hamilton                   1,067      06/30/2005
    59                           N/A                         N/A          N/A
    60                           N/A                         N/A          N/A
    61                           N/A                         N/A          N/A
    62
    62a            Desperado's Mexican Restaurant           4,200         MTM
    62b                  Hill Park Cleaners                 2,200      06/08/2002
    62c                     Uncle Chow's                    1,820      06/30/2001
    62d                       Quizno's                      2,080      06/30/2006
    63                           N/A                         N/A          N/A
    64                 Electronic Data Systems             15,525      01/12/2004
    65                           N/A                         N/A          N/A
    66                           N/A                         N/A          N/A
    67                           N/A                         N/A          N/A
    68                           N/A                         N/A          N/A
    69                           N/A                         N/A          N/A
    70                           N/A                         N/A          N/A
    71                           N/A                         N/A          N/A
    72                           N/A                         N/A          N/A
    73                    Bates Turner, LLC                12,819      10/31/2003
    74                           N/A                         N/A          N/A
    75                           N/A                         N/A          N/A
    76                    Blockbuster Video                 8,640      01/01/2006
    77                           N/A                         N/A          N/A
    78                           N/A                         N/A          N/A
    79                           N/A                         N/A          N/A
    80                           N/A                         N/A          N/A
    81                 Tosco Corp. (dba Mobil)              2,273      09/30/2003
    82                           N/A                         N/A          N/A
    83                           N/A                         N/A          N/A
    84                New Life Assembly Church             10,594      09/30/2004
    85                           N/A                         N/A          N/A
    86                           N/A                         N/A          N/A
    87                           N/A                         N/A          N/A
    88                           N/A                         N/A          N/A
    89                           N/A                         N/A          N/A
    90                           N/A                         N/A          N/A
    91                  Restore Therapeutics                6,270      04/01/2003
    92                 Friedland & Singh, M.D.              2,707      10/31/2009
    93                           N/A                         N/A          N/A
    94                           N/A                         N/A          N/A
    95                           N/A                         N/A          N/A
    96                           N/A                         N/A          N/A
    97                           N/A                         N/A          N/A
    98                           N/A                         N/A          N/A
    99                           N/A                         N/A          N/A
    100                   Blockbuster Video                 5,000      01/31/2006
    101                          N/A                         N/A          N/A
    102              SamTrans/Peninsula Corridor            9,800      05/23/2001
    103                          N/A                         N/A          N/A
    104                          N/A                         N/A          N/A
    105                          N/A                         N/A          N/A
    106                          N/A                         N/A          N/A
    107                          N/A                         N/A          N/A
    108                          N/A                         N/A          N/A
    109                          N/A                         N/A          N/A
    110                          N/A                         N/A          N/A
    111                          N/A                         N/A          N/A
    112                    Soap Box 1210 C                  3,150      02/27/2010
    113                        Rentway                      3,135      09/27/2004
    114                          N/A                         N/A          N/A
    115                          N/A                         N/A          N/A
    116                          N/A                         N/A          N/A
    117                          N/A                         N/A          N/A
    118                          N/A                         N/A          N/A
    119                          N/A                         N/A          N/A
    120                    World of Floors                  6,150      10/31/2004
    121                          N/A                         N/A          N/A
    122                          N/A                         N/A          N/A
    123         Corporate America Family Credit Union       2,445      07/31/2004
    124                   Sherwin Williams                  4,500      07/26/2003
    125                          N/A                         N/A          N/A
    126                   Arhaus Furniture                  7,500      11/30/2003
    127                          N/A                         N/A          N/A
    128                          N/A                         N/A          N/A
    129                          N/A                         N/A          N/A
    130                          N/A                         N/A          N/A
    131                          N/A                         N/A          N/A
    132                          N/A                         N/A          N/A
    133                          N/A                         N/A          N/A
    134                          N/A                         N/A          N/A
    135                          N/A                         N/A          N/A
    136                          N/A                         N/A          N/A
    137                Jewish Family Services               2,896      02/28/2001
    138                          N/A                         N/A          N/A
    139            Southampton Hospital (Primary)           3,804      03/31/2001
    140                    Secret Products                  3,000      07/31/2001
    141
   141a                          N/A                         N/A          N/A
   141b                          N/A                         N/A          N/A
    142                          N/A                         N/A          N/A
    143                          N/A                         N/A          N/A
    144                          N/A                         N/A          N/A
    145                          N/A                         N/A          N/A
    146                          N/A                         N/A          N/A
    147                   Orthodonic Center                 2,270      12/31/2002
    148                          N/A                         N/A          N/A
    149                          N/A                         N/A          N/A
    150                          N/A                         N/A          N/A
    151                          N/A                         N/A          N/A
    152                          N/A                         N/A          N/A
    153                          N/A                         N/A          N/A
    154                          N/A                         N/A          N/A
    155                Omnipoint Communication              1,800      10/31/2004
    156                          N/A                         N/A          N/A
    157                          N/A                         N/A          N/A
    158                          N/A                         N/A          N/A
    159                     CitiFinancial                   1,555      09/30/2004
    160                          N/A                         N/A          N/A
    161                          N/A                         N/A          N/A
    162                          N/A                         N/A          N/A
    163                          N/A                         N/A          N/A
    164                          N/A                         N/A          N/A
    165                     Country Wide                    2,416      07/31/2004
    166                          N/A                         N/A          N/A
    167             Neighborhood Dry Cleaning Co            3,000      09/30/2004
    168                          N/A                         N/A          N/A
    169                          N/A                         N/A          N/A
    170                          N/A                         N/A          N/A
    171                     Dr. Niderman                    1,100      03/19/2001
    172                          N/A                         N/A          N/A
    173                          N/A                         N/A          N/A
    174                          N/A                         N/A          N/A
    175                          N/A                         N/A          N/A
    176                          N/A                         N/A          N/A
    177                          N/A                         N/A          N/A
    178                Washington Mutual Bank               2,978      09/23/2003
    179                          N/A                         N/A          N/A
    180
   180a                          N/A                         N/A          N/A
   180b                          N/A                         N/A          N/A
    181               Meridian Management, Inc.             1,721      12/01/2004
    182                          N/A                         N/A          N/A
    183             No Bull Saloon (Flight's Pub)           2,343      02/21/2006
    184                          N/A                         N/A          N/A
    185                          N/A                         N/A          N/A
    186                          N/A                         N/A          N/A
    187                          N/A                         N/A          N/A
    188                          N/A                         N/A          N/A
    189                          N/A                         N/A          N/A
    190                          N/A                         N/A          N/A
    191                   Accident & Injury                 1,900      06/30/2001
    192                          N/A                         N/A          N/A
    193                    Cumberland Mgt                   1,575      05/31/2009
    194                          N/A                         N/A          N/A
    195                          N/A                         N/A          N/A
    196                          N/A                         N/A          N/A
    197                          N/A                         N/A          N/A
    198
   198a                          N/A                         N/A          N/A
   198b                          N/A                         N/A          N/A
   198c                          N/A                         N/A          N/A
    199                          N/A                         N/A          N/A
    200            American TKA Martial Arts, Inc.          2,182      09/30/2004
    201                          N/A                         N/A          N/A
    202                 CVS #7294-01 (REVCO)                8,450      08/31/2004
    203                        Zeeso's                      1,750      07/31/2003
    204                          N/A                         N/A          N/A
    205                     Cellular One                    2,800      07/01/2004
    206                          N/A                         N/A          N/A
    207            Prometheus Communications, Inc           2,392      03/31/2001
    208                       Mt. Moka                      1,200      05/31/2005
    209                          N/A                         N/A          N/A
    210                          N/A                         N/A          N/A
    211                  Extreme Hummer, LLC                2,745      08/08/2002
    212                          N/A                         N/A          N/A
    213                          N/A                         N/A          N/A
    214                          N/A                         N/A          N/A
    215                      Dr. Nelson                     1,710      06/30/2004
    216                          N/A                         N/A          N/A
    217                  Interim Health Care                1,962      12/31/2000
    218                          N/A                         N/A          N/A
    219                          N/A                         N/A          N/A
    220                          N/A                         N/A          N/A
    221                          N/A                         N/A          N/A
    222                      Star Steel                    12,000      08/30/2002
    223                          N/A                         N/A          N/A
    224                          N/A                         N/A          N/A
    225                          N/A                         N/A          N/A
    226                          N/A                         N/A          N/A
    227                  Midwest Diversified                1,225      04/30/2002
    228                    Chateau Le Pat                   2,049      10/31/2000
    229                          N/A                         N/A          N/A
    230                          N/A                         N/A          N/A
    231                          J10                        2,400      03/31/2003
    232                          N/A                         N/A          N/A

Total
/Weighted
Average:

(1) The Underlying Mortgage Loan secured by Hercules Plaza follows the following amortization schedule:
     Payments 1-92 are based on a 239 month amortization of principal Payments 93-152 are based on a 60 month amortization of principal

(2A) The Underlying Mortgage Loans secured by Poly Foam and Poly-Foam International, Inc. are cross-collateralized and cross-defaulted, respectively.

(2B) The Underlying Mortgage Loans secured by Radisson Inn Harbourwalk and Radisson Suite Hotel are cross-collateralized and cross-defaulted, respectively.

(2C) The Underlying Mortgage Loans secured by Crystal Mountain Office Park and Lake Pointe Center II are cross-collateralized and cross-defaulted, respectively.

(2D) The Underlying Mortgage Loans secured by Winder Village Manufactured Housing Community and Russell Village Manufactured Housing Community are cross-collateralized and cross-defaulted, respectively.

(2E) The Underlying Mortgage Loans secured by Lakedale Apartments and Liberty Apartments are cross-collateralized and cross-defaulted, respectively.

(2F) The Underlying Mortgage Loans secured by 1137 North 13th Street Apartments and 949-969 North 27th Street are cross-collateralized and cross-defaulted, respectively.

(2G) The Underlying Mortgage Loans secured by North Gate Apartments and Salem Apartments are cross-collateralized and cross-defaulted, respectively.

(3)  Does not include the hotel properties.

(4) In the case of cross-collateralized and cross-defaulted Underlying Mortgage Loans, the combined LTV is presented for each and every related Underlying Mortgage Loan.

(5) At maturity with respect to Balloon Loans or at the ARD in the case of ARD Loans. There can be no assurance that the value of any particular Mortgaged Property will not have declined from the original appraisal value.

(6) Underwritten NCF reflects the Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and U/W FF&E.

(7) U/W DSCR is based on the amount of the monthly payments presented. In the case of cross-collateralized and cross-defaulted Underlying Mortgage Loans the combined U/W DSCR is presented for each and every related Underlying Mortgage Loan.

(8)  Assumes a Cut-off Date of November 1, 2000.

(9) In the case of the ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the indicated column.

(10) In the case of Loans with Interest Only Periods, the monthly payment presented herein reflects the amount due during the respective amortization terms.

(11) Anticipated Repayment Date.

(12) Prepayment Provision as of Origination:
     L (x) = Lockout or Defeasance for x years
     YM A% (x) = Greater of Yield Maintenance Premium and A% Prepayment for x years
     A% (x) = A% Prepayment Penalty of Unpaid Principal Balance for x years
     O (x) = Prepayable at par for x years

(13) "Yes" means that defeasance is permitted notwithstanding the Lockout
     Period.